UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MAGNOLIA SOLAR CORPORATION

(Name of Registrant as Specified in its Charter)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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PROXY STATEMENT
DATED MARCH 7, 2016

MAGNOLIA SOLAR CORPORATION

54 Cummings Park, Suite 316

Woburn, MA, 01801

Dear Magnolia Solar Stockholders:

You are cordially invited to attend a Special Meeting of stockholders of Magnolia Solar Corporation, a Nevada corporation, which is referred to herein as “Magnolia Solar,” “MSC,” the “Company,” “we,” “us” or “our,” to be held at 9 a.m., local time, on March 18, 2016, at the corporate offices of MSC, located at 54 Cummings Park, Suite 316, Woburn, MA, 01801.

On January 29, 2016, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ecoark, Inc., a Delaware corporation that we refer to as Ecoark. Pursuant to the Merger Agreement, Ecoark will merge with and into a subsidiary of the Company created for sole purpose of effectuating this Merger (the “Merger Sub”). Ecoark will be the surviving entity (sometimes referred to as the “Surviving Corporation”). As a result of the Merger, the separate corporate existence of the Merger Sub shall cease. We refer to this transaction as the Merger. Upon the closing of the Merger Agreement, without limiting the generality of the foregoing, all of the property, rights, privileges, immunities, powers, and franchises of the Merger Sub and Ecoark shall vest in the Surviving Corporation, and all debts, liabilities, and duties of the Merger Sub and Ecoark shall become the debts, liabilities, and duties of the Surviving Corporation.

The completion of the Merger is subject to a number of conditions, including proposals to amend our articles of incorporation contained in this proxy statement. We are sending you this proxy statement to invite you to attend a Special Meeting of MSC stockholders being held to vote on these proposals and to ask you to vote at the Special Meeting in favor of the proposals.

The proposals that must be approved in order for the Merger to be consummated are the following:

1.	To approve an amendment to our Articles of Incorporation to effect a change in the name of our company from Magnolia Solar Corporation to Ecoark Holdings Inc.;

2.	To approve an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock by a ratio of one-for-two hundred fifty shares (1 for 250);

3.	To approve an amendment to our Articles of Incorporation to effect an increase in the number of our authorized shares of common stock, par value $0.001 per share, to 100,000,000;

4.	To approve an amendment to our Articles of Incorporation to effect the creation of 5,000,000 shares of “blank check” preferred stock; and

5.	To approve the adjournment of the MSC Special Meeting, if necessary or appropriate, in the view of the MSC board of directors, to solicit additional proxies in favor of the Charter Proposals if there are not sufficient votes at the time of such adjournment to approve the Charter Proposals, which is referred to herein as the adjournment proposal.

We cannot complete the Merger unless the MSC stockholders approve the above proposals (collectively, the “Proposals”) which, with the exception of Proposal 5, we refer to as the Charter Proposals. We are seeking approval of the Proposals at the Special Meeting of stockholders of MSC to be held on March 18, 2016. Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the MSC Special Meeting in person, please submit your voting instructions as promptly as possible by signing and returning all proxy cards that you receive in the postage-paid envelope provided, so that your shares may be represented and voted at the MSC Special Meeting. A failure to vote your shares is the equivalent of a vote against the Charter Proposals and consequently the Merger.

Under Nevada law, if the Proposals are approved, holders of shares of MSC common stock will not have the right to seek appraisal of the fair value of their shares.

Revocation of Proxies or Voting Instructions

You have the power to revoke your proxy at any time before your proxy is voted at the Special Meeting. You can revoke your proxy or voting instructions in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record of our common stock on the record date for the Special Meeting, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you can revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of our common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

The MSC board of directors determined that the Proposals and related matters are advisable and in the best interests of MSC and its stockholders, and the MSC board of directors recommends that the MSC stockholders vote “FOR” each of the Proposals to be submitted to the MSC stockholders at the MSC Special Meeting.

More information about MSC, the Proposals and the Merger is contained in this proxy statement. We encourage you to read this entire proxy statement carefully.

We thank you for your continued support of MSC and look forward to the successful Merger.

Dr. Ashok K. Sood

Chief Executive Officer and President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Proposals or the Merger, passed upon the merits or fairness of the Proposals or the Merger, or determined if this proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

This proxy statement is dated March 7, 2016, and is first being mailed to MSC stockholders on or about March 8, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2016.

Our Proxy Statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for the year ended December 31, 2015 are enclosed with this mailing and are also available at http://www.magnoliasolar.com

PROXY STATEMENT,
DATED MARCH 7, 2016

MAGNOLIA SOLAR CORPORATION

54 Cummings Park, Suite 316

Woburn, MA, 01801

NOTICE OF SPECIAL MEETING OF STOCKHOLDER

TO BE HELD ON MARCH 18, 2016

NOTICE IS HEREBY GIVEN that the Special Meeting of shareholders of Magnolia Solar Corporation, a Nevada corporation, which is often referred to herein as MSC, will be held at 9 a.m., local time, on March 18, 2016 at the corporate offices of MSC, located at 54 Cummings Park, Suite 316, Woburn, MA, 01801, to consider and vote upon the following proposals:

1.	To approve an amendment to our Articles of Incorporation to effect a change in the name of our company from Magnolia Solar Corporation to Ecoark Holdings Inc.;

2.	To approve an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock by a ratio of one-for-two hundred fifty shares (1 for 250);

3.	To approve an amendment to our Articles of Incorporation to effect an increase in our the number of authorized shares of common stock, par value $0.001 per share, to 100,000,000;

4.	To approve an amendment to our Articles of Incorporation to effect the creation of 5,000,000 shares of “blank check” preferred stock; and

5.	To approve the adjournment of the MSC Special Meeting, if necessary or appropriate, in the view of the MSC board of directors, to solicit additional proxies in favor of the Charter Proposals if there are not sufficient votes at the time of such adjournment to approve the Charter Proposals, which is referred to herein as the adjournment proposal.

Proposals 1 through 4 are at times referred to herein as the Charter Proposals, and all proposals are at times referred to as the Proposals.

These matters are described more fully in the accompanying proxy statement, which MSC shareholders are urged to read thoroughly. The MSC board of directors determined that the Charter Proposals and related matters are advisable and in the best interests of MSC and its stockholders, and the MSC board of directors recommends that the MSC stockholders vote “FOR” each of the Charter Proposals to be submitted to the MSC stockholders at the MSC Special Meeting.

All MSC shareholders are cordially invited to attend this Special Meeting with proper identification and, if applicable, acceptable proof of ownership, although only holders of record of MSC common stock at the close of business on February 10, 2016 (the “Record Date”), will be entitled to receive notice of, and to vote at, the MSC Special Meeting, or any adjournment or postponement thereof. On the Record Date, we anticipate that there were issued and outstanding and entitled to vote 49,004,912 shares of common stock, each of which is entitled to vote one vote on each Proposal at the MSC Special Meeting.

A quorum is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting are present, in person or by proxy. If a quorum is not present at the Special Meeting, the Company expects the presiding officer to adjourn the Special Meeting in order to solicit additional proxies. Abstentions will be counted as present for purposes of determining whether a quorum is present.

A list of shareholders entitled to receive notice of and vote at the MSC Special Meeting will be available in MSC’s offices located at 54 Cummings Park, Suite 316, Woburn, MA, 01801, during ordinary business hours for the ten-day period preceding the date of the MSC Special Meeting. A shareholder list will also be available at the MSC Special Meeting.

Approval of the Charter Proposals requires the affirmative vote of holders of a majority of the outstanding shares of MSC common stock, hereinafter referred to as the MSC Shareholder Approval.

In connection with MSC’s solicitation of proxies for the Special Meeting, MSC began mailing the accompanying proxy statement and proxy card on or about March 8, 2016. Whether or not you expect to attend the MSC Special Meeting in person, please submit your voting instructions as promptly as possible by signing and returning all proxy cards that you receive in the postage-paid envelope provided, so that your shares may be represented and voted at the MSC Special Meeting. This will not prevent you from voting in person, but it will help to secure a quorum and avoid added solicitation costs. Any holder of MSC common stock who is present at the Special Meeting may vote in person instead of by proxy, thereby canceling any previous proxy. In any event, a proxy may be revoked in writing at any time before its exercise at the MSC Special Meeting in the manner described in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Dr. Ashok K. Sood

Chief Executive Officer and President

Magnolia Solar Corporation

March 7, 2016

YOUR VOTE IS VERY IMPORTANT. PLEASE SUBMIT YOUR VOTING INSTRUCTIONS USING ONE OF THE METHODS ABOVE TO ENSURE THAT YOUR VOTE WILL BE COUNTED, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE THE VOTE AT THE MSC SPECIAL MEETING BY FOLLOWING THE PROCEDURES OUTLINED IN THE ACCOMPANYING PROXY STATEMENT. YOU CAN FIND INSTRUCTIONS FOR VOTING ON THE ENCLOSED PROXY CARD.

INFORMATION ABOUT ATTENDING THE MSC SPECIAL MEETING

Only shareholders of record on the record date of February 10, 2016 are entitled to notice of and to attend or vote at the MSC Special Meeting. If you plan to attend the MSC Special Meeting in person, please bring the following:

1.	Proper identification.

2.	Acceptable Proof of Ownership if your shares are held in street name.

Street name means your shares are held of record by brokers, banks or other institutions.

Acceptable Proof of Ownership is either (a) a letter from your broker stating that you beneficially owned MSC stock on the record date or (b) an account statement showing that you beneficially owned MSC stock on the record date.

DATED MARCH 7, 2016

MAGNOLIA SOLAR CORPORATION

54 Cummings Park, Suite 316

Woburn, MA, 01801

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Magnolia Solar Corporation (“MSC”, the “Company”, “we”, “our”, or “us”) in connection with a special meeting of shareholders of the Company to be held on March 18, 2016 at 9 a.m. (local time) at the Company’s corporate offices, 54 Cummings Park, Suite 316, Woburn, Massachusetts, 01801 (the “Special Meeting”).

Additional copies of this proxy statement, a notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, and our Annual Report on Form 10-K for the year ended December 31, 2015, may be obtained from the Company's Secretary, 54 Cummings Park, Suite 316, Woburn, Massachusetts, 01801.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Special Meeting is being solicited by the directors of the Company. If you choose to vote, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Special Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES

The close of business on February 10, 2016 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting. On that date we anticipate there were issued and outstanding and entitled to vote 49,004,912 shares of common stock, each of which is entitled to one vote on each Proposal at the Special Meeting.

Pursuant to our Articles and bylaws, in addition to Nevada law, the vote of a majority of the shares of common stock issued and outstanding as of the record date will be required to approve an amendment to the Company’s Articles of Incorporation.

The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum. Holders of shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the Special Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Special Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as “broker non-votes.”

ABOUT THIS DOCUMENT

This document, which was filed with the Securities and Exchange Commission (referred to herein as the “SEC”), constitutes a proxy statement of Magnolia Solar Corporation, sometimes referred to herein as “Magnolia Solar,” “MSC,” “we,” “us” or the “Company,” under Section 14(a) of the Securities Exchange Act of 1934, which is referred to herein as the Exchange Act, and the rules thereunder, and a notice of meeting with respect to the Special Meeting of MSC’s stockholders (the “Special Meeting”) to consider and vote upon the proposals referenced herein.

You should rely only on the information contained or incorporated by reference in this proxy statement. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference in, this proxy statement. This proxy statement is dated March 7, 2016. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, or that the information incorporated by reference in this proxy statement is accurate as of any date other than the date of such incorporated documents. The mailing of this proxy statement to MSC stockholders will not create any implication to the contrary.

This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make any such solicitation in such jurisdiction.

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SUMMARY TERM SHEET

This summary term sheet highlights information contained elsewhere in this proxy statement and may not contain all the information that is important to you. MSC urges you to read carefully the remainder of this proxy statement, including the attached annex, and the other documents to which MSC has referred you because this section does not provide all the information that might be important to you. See also the section entitled “Where You Can Find More Information” beginning on page - 31 -.

Description and Effects of the Merger

On January 29, 2016, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ecoark, Inc., a Delaware corporation that we refer to as Ecoark. Pursuant to the Merger Agreement, Ecoark will merge with and into a subsidiary of the Company created for sole purpose of effectuating this Merger (the “Merger Sub”). Ecoark will be the surviving entity (the “Surviving Corporation”). As a result of the Merger, the separate corporate existence of the Merger Sub shall cease. We refer to this transaction as the Merger. Thus, upon the closing of the Merger Agreement, without limiting the generality of the foregoing, all of the property, rights, privileges, immunities, powers, and franchises of the Merger Sub and Ecoark shall vest in the Surviving Corporation, and all debts, liabilities, and duties of the Merger Sub and Ecoark shall become the debts, liabilities, and duties of the Surviving Corporation.

The Merger will have no effect on the market for the tradability of the shares of common stock of MSC, though the current ticker symbol for its shares is expected to be changed if and when its stockholders approve the change in its name (see Proposal 1). The Merger Agreement is attached as Annex A to this proxy statement.

MSC and Ecoark expect to complete the Merger in the first quarter of 2016. Upon completion of the Merger, MSC will continue the businesses of both MSC and Ecoark. However, the Merger is subject to certain approvals, including but not limited to all the Charter Proposals, and certain other conditions. As a result, it is possible that factors outside the control of MSC and Ecoark could result in the Merger being completed at a later time, or not at all.

The Parties to the Merger

MSC

Magnolia Solar Corporation

54 Cummings Park, Suite 316

Woburn, MA 01801

Attention: Dr. Ashok K. Sood, Chief Executive Officer and President

Telephone: 1 (781) 497-2900

MSC was incorporated as a Nevada corporation on November 19, 2007. On December 31, 2009, MSC entered into an Agreement of Merger and Plan of Reorganization with Magnolia Solar, Inc., a privately held Delaware corporation (“MSI”), whereby MSC acquired MSI. Following the acquisition of MSI, MSC discontinued its former business and adopted the business of MSI as MSC’s sole line of business.

MSC, through its subsidiaries, is principally engaged in the development and commercialization of its nanotechnology-based, high-efficiency, thin-film technology that can be deposited on a variety of substrates, including glass and flexible structures. MSC believes that this technology has the potential to capture a larger part of the solar spectrum to produce high-efficiency solar cells, and incorporates a unique nanostructure-based antireflection coating technology to possibly further increase the solar cell's performance. If these goals are met, there is the potential of significantly reducing the cost per watt. MSC is a development stage company and to date has not generated material revenues or earnings as a result of its activities.

MAGNOLIA SOLAR ACQUISITION CORPORATION

54 Cummings Park, Suite 316

Woburn, MA 01801

Attention: Dr. Ashok K. Sood, Chief Executive Officer and President

Telephone: 1 (781) 497-2900

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Magnolia Solar Acquisition Corporation., a Delaware corporation (the “Merger Sub”), was formed on January 28, 2016 for the sole purposes of consummating the Merger.

ECOARK, INC.

3333 Pinnacle Hills Pkwy

Suite 220

Rogers, AR 72758

Telephone: (479) 259-2977

Founded in 2011, Ecoark, Inc. is an innovative and growth-oriented company developing and deploying intelligent technologies and consumer products in order to meet the demand for sustainable, integrated solutions to contemporary business needs.

Ecoark consists of four subsidiaries. which bring together best-in-class technologies, product solutions, and industry professionals to address the market opportunity of reducing waste in retail and business by offering real-time supply chain analytic solutions. The Company’s operations and acquisitions are guided by a policy emphasizing the “triple bottom line” of social, economic, and environmental responsibility. Ecoark hopes to provide recurring revenue, increased profits, and sustainable growth by bringing a comprehensive suite of proprietary, patented products and services to a ready marketplace estimated to include thousands of businesses and over 300 million consumers.

Ecoark is comprised of four operating entities – Intelleflex, Eco360, Eco3D, and Pioneer Products. Collectively, these entities will enable Ecoark to emerge as a leader in sensor based technologies, big data analytics, tethered data solutions, Zero Waste processes, and global waste reduction.

The Merger Agreement

The Merger Agreement is included as Annex A hereto. The Board encourages you to read carefully the Merger Agreement in its entirety. It is the principal document governing the Merger and the related transactions.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following are answers to some questions that you, as a shareholder of MSC, may have regarding the Charter Proposals and the other matters being considered at the Special Meeting of shareholders of MSC, which is referred to herein as the Special Meeting or the MSC Special Meeting. MSC urges you to read carefully the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Charter Proposals and the other matters being considered at the Special Meeting. Additional important information is also contained in the annexes to and the documents incorporated by reference into this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	The board of directors of MSC is soliciting your proxy to vote at the MSC Special Meeting of shareholders because you owned shares of MSC common stock at the close of business on February [10], 2016, the record date for the MSC Special Meeting, and are therefore entitled to vote at the MSC Special Meeting. This proxy statement, along with a proxy card or a voting instruction card, is being mailed to shareholders on or about March 8, 2016. This proxy statement summarizes the information that you need to know in order to cast your vote at the Special Meeting. You do not need to attend the Special Meeting in person to vote your shares of MSC common stock.

In order to complete the Merger, MSC shareholders must vote to approve the Charter Proposals, and all other conditions to the Merger must be satisfied or waived.

Q:	When and where will the Special Meeting be held?

A:	The MSC Special Meeting will be held at 9 a.m., local time, on March 18, 2016 at the corporate offices of MSC, located at 54 Cummings Park, Suite 316, Woburn, MA 01801.

Q:	On what matters will I be voting?

A:	You are being asked to approve amendments to our Articles of Incorporation to effect: (i) a change in the name of our company from Magnolia Solar Corporation to Ecoark Holdings Inc.; (ii) a reverse stock split of our common stock by a ratio of one-for-two hundred fifty shares; (iii) an increase in our the number of authorized shares of common stock to 100,000,000; and (iv) the creation of 5,000,000 shares of “blank check” preferred stock. We refer to these proposals as the Charter Proposals. We cannot consummate the closing of the Merger Agreement unless all the Charter Proposals are approved.

A copy of the Merger Agreement is attached to this proxy statement as Annex A.

In addition you are also being asked to vote on a proposal to adjourn the MSC Special Meeting, if necessary or appropriate, in the view of the MSC board of directors, to solicit additional proxies in favor of any one or more of the Charter Proposals if there are not sufficient votes at the time of such adjournment to approve any of the Charter Proposals, which is referred to herein as the adjournment proposal.

Q:	What consideration will MSC shareholders receive if the Merger is completed?

A:	There will be no consideration issued or issuable to the MSC shareholders in the Merger. MSC will upon closing of the Merger issue that number of shares to Ecoark shareholders as shall be equal to approximately ninety-five percent (95%) of all the shares of MSC common stock, calculated on a fully diluted basis, in consideration by the transfer by Ecoark to MSC of all issued and outstanding shares of Ecoark.

Q:	How does the MSC board of directors recommend that I vote?

A:	The MSC board of directors urges MSC shareholders to vote “FOR” the Charter Proposals and, if necessary, vote “FOR” the adjournment proposal. You should read “Special Factors—MSC’s Reasons for the Charter Proposals and the Merger and Recommendation of the Board of Directors” beginning on page 9 for a discussion of the factors that our board of directors considered in deciding to recommend the approval of the Charter Proposals.

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Q:	How do I vote?

A:	After you have carefully read this proxy statement and have decided that you wish to vote your shares of MSC common stock, please vote your shares promptly.

Shareholders of Record

If your shares of MSC common stock are registered directly in your name with MSC’s transfer agent, Island Stock Transfer, you are the shareholder of record of those shares and these proxy materials have been mailed to you by MSC. Your vote authorizes Yash Puri, as your proxy, with the power to appoint his substitute, to represent and vote your shares as you directed. Please complete, date and sign your proxy card and return it in the postage-paid envelope provided.

Only the latest dated proxy received from you will be voted at the MSC Special Meeting. You may also vote in person at the MSC Special Meeting.

Beneficial Owners

If your shares of MSC common stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee to sign and return a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to MSC or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Further, brokers, banks and nominees who hold shares of MSC common stock on your behalf may not give a proxy to MSC to vote those shares without specific instructions from you.

For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of MSC common stock, what happens if I don’t provide voting instructions? What is discretionary voting? What is a broker non-vote?”

Q:	What vote is required to approve each proposal?

A:	Approval of the Charter Proposals requires the affirmative vote of holders of a majority of the outstanding shares of MSC common stock.

Approval of the adjournment proposal requires the affirmative vote of the holders of a majority of the shares of MSC common stock present in person or represented by proxy at the Special Meeting.

Q:	How many votes do I and others have?

A:	You are entitled to one vote for each share of MSC common stock that you held as of the record date. As of the close of business on February 10, 2016, the record date, there were 49,004,912 outstanding shares of MSC common stock.

Q:	How will our directors and executive officers vote on the proposal to approve the Merger Agreement?

A:	As of February 10, 2016, the record date, the directors and executive officers of MSC as a group owned and were entitled to vote 16,400,000 shares of the common stock of MSC, representing approximately 33.47% of the outstanding shares of MSC common stock on that date. MSC currently expects that its directors and executive officers will vote their shares in favor of the Charter Proposals, but none of MSC’s directors or executive officers has entered into any agreement obligating any of them to do so.

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Q:	What will happen if I fail to vote or I abstain from voting?

A:	Your failure to vote or abstention from voting will have the same effect as a vote against the Proposals, but will have no effect on the adjournment proposal.

Q:	How many shares must be present to hold the MSC Special Meeting?

A:	Under Nevada law and the amended and restated bylaws of MSC, the presence in person or by proxy of a majority of the outstanding shares of MSC common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the MSC Special Meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined above) of shares of MSC common stock and you do not instruct your bank, broker or other nominee how to vote your shares on any of the proposals, your shares will not be counted as present at the Special Meeting for purposes of determining whether a quorum exists. Votes of shareholders of record who are present at the Special Meeting in person or by proxy will be counted as present at the Special Meeting for purposes of determining whether a quorum exists, whether or not such holder abstains from voting on all of the proposals.

Q:	If I am a beneficial owner of shares of MSC common stock, what happens if I don’t provide voting instructions? What is discretionary voting? What is a broker non-vote?

A:	Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal.

We expect that your broker will have discretionary authority to vote your shares on the adjournment proposal, based on this proposal being a routine matter, but not on any of the Charter Proposals, all of which are non-routine matters. Brokers holding shares beneficially owned by their clients no longer have the ability to cast votes with respect to non-routine matters unless they have received instructions from the beneficial owner of the shares. As a result, if you do not provide specific voting instructions to your record holder, that record holder will not be able to vote on any proposal but the adjournment proposal. It is therefore important that you provide voting instructions to your broker if your shares are held by a broker so that your vote with respect to all proposals but the adjournment proposal.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on any particular proposal, the MSC common stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the MSC Special Meeting and cannot be voted.

Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation; or

●	if you are a holder of record, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given.

●	if your shares of MSC common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to the Secretary of MSC, as specified in this proxy statement, no later than the beginning of the Special Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

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Q:	Do I need identification to attend the MSC Special Meeting in person?

A:	Yes. Please bring proper identification, together with proof that you are a record owner of shares of MSC common stock. If your shares are held in street name, please bring acceptable proof of ownership, such as a letter from your broker or an account statement stating or showing that you beneficially owned shares of MSC common stock on the record date.

Q:	Are MSC shareholders entitled to appraisal rights?

A:	No. The Nevada Revised Statutes, or the NRS, do not provide for appraisal rights in connection with any of the Proposals and MSC does not intend to offer you appraisal rights.

Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the MSC Special Meeting, including multiple copies of this proxy statement, proxy cards and/or voting instruction forms. This can occur if you hold your shares of MSC common stock in more than one brokerage account, if you hold shares directly as a record holder and also in street name, or otherwise through a nominee, and in certain other circumstances. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of MSC common stock are voted.

Q:	If I am an MSC shareholder, should I send in my MSC stock certificates with my proxy card?

A:	No. Please DO NOT send your MSC stock certificates with your proxy card.

Q:	When do you expect the Merger to be completed?

A:	MSC is working to complete the Merger as quickly as possible, and expects to complete the Merger in the first quarter of 2016. However, MSC cannot assure you when or if the Merger will occur. The Merger is subject to shareholder approvals and other conditions, and it is possible that factors outside the control of both MSC and Ecoark could result in the Merger being completed at a later time, or not at all. There may be a substantial amount of time between the MSC Special Meeting and the completion of the Merger. MSC hopes to complete the Merger as soon as reasonably practicable following the receipt of all required approvals.

Q:	Whom should I call with questions about the Special Meeting, the Charter Proposals or the Merger?

A:	You should call Yash Puri, the Company’s chief financial officer, at (781) 497-2900 with any questions.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference in this proxy statement contain “forward-looking statements.” These statements may be made directly in this proxy statement or may be incorporated in this proxy statement by reference to other documents and may include statements for periods following the Merger. Forward-looking statements are all statements other than statements of historical facts, such as those statements regarding general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; availability, terms, and deployment of capital; and availability of qualified personnel. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions and/or statements that are not historical facts are intended to identify those assertions as forward-looking statements. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The underlying expected actions or the Company’s results of operations involve risks and uncertainties, many of which are outside the Company’s control, and any one of which, or a combination of which, could materially affect the Company’s results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements speak only as of the date on which the statements were made and the Company undertakes no obligation to update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise, except as required by law.

In addition to other factors and matters contained or incorporated in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

●	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

●	the inability to complete the Merger due to the failure to satisfy any conditions to the completion of the Merger;

●	business uncertainty and contractual restrictions during the pendency of the Merger;

●	adverse outcomes of pending or threatened litigation;

●	the failure of the Merger to close for any other reason;

●	the amount of the costs, fees, expenses and charges related to the Merger;

●	diversion of management’s attention from ongoing business concerns;

●	the effect of the announcement of the Merger on our business and customer relationships, operating results and business generally, including our ability to retain key employees;

●	risks that the proposed Merger disrupts current plans and operations; and

●	the possible adverse effect on our business and the price of our common stock if the Merger is not completed in a timely fashion or at all.

MSC cautions readers that forward-looking statements are not guarantees of future performance or exploration and development success, and its future financial results may differ materially from those anticipated, projected or assumed in the forward-looking statements. In addition to those items set forth above, important factors that may cause MSC’s actual results to differ materially from those anticipated by the forward-looking statements include, but are not limited to, those factors described in Part I, Item 1A. “Risk Factors” included in MSC’s annual report on Form 10-K for the year ended December 31, 2014, as updated by MSC’s subsequent filings with the SEC. The risks and uncertainties identified in this proxy statement should be read in conjunction with the other information in this proxy statement and MSC’s other filings with the SEC. The forward-looking statements included in this proxy statement are made only as of the date of this proxy statement and MSC undertakes no obligation to update any forward-looking statements except as required by law.

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SPECIAL FACTORS

Description and Effects of the Merger

Pursuant to the Merger Agreement, Ecoark will merge into a subsidiary of the Company created for sole purpose of effectuating this Merger (the “Merger Sub”). Ecoark will be the surviving entity (the “Surviving Corporation”). As a result of the Merger, the separate corporate existence of the Merger Sub shall cease. We refer to this transaction as the Merger. Thus, upon the closing of the Merger Agreement, without limiting the generality of the foregoing, all of the property, rights, privileges, immunities, powers, and franchises of the Merger Sub and Ecoark shall vest in the Surviving Corporation, and all debts, liabilities, and duties of the Merger Sub and Ecoark shall become the debts, liabilities, and duties of the Surviving Corporation.

The Merger will have no effect on the market for the tradability of the shares of common stock of MSC, though the current ticker symbol for its shares is expected to be changed if and when its stockholders approve the change in its name (see Proposal 1). Additionally, the Financial Industry Regulatory Authority (“FINRA”) will also need to approve the transaction. The Merger Agreement is attached as Annex A to this proxy statement.

MSC and Ecoark expect to complete the Merger in the first quarter of 2016. However, the Merger is subject to certain approvals, including but not limited to all the Proposals, and certain other conditions. As a result, it is possible that factors outside the control of MSC and Ecoark could result in the Merger being completed at a later time, or not at all.

Background of the Merger

The following is a discussion of the Merger, including the process undertaken by the Company and the board of directors in identifying and determining whether to engage in the proposed transaction. This discussion of the Merger is qualified by reference to the Merger Agreement, which is attached to this proxy statement as Annex A. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.

On January 29, 2016, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ecoark, Inc., a Delaware corporation that we refer to as Ecoark. Pursuant to the Merger Agreement, Ecoark will merge with and into Magnolia Solar Acquisition Corporation, a wholly-owned Delaware subsidiary corporation of the Company created for sole purpose of effectuating this Merger (“Magnolia Solar Acquisition” or the “Merger Sub”). Ecoark will be the surviving entity (the “Surviving Corporation”). As a result of the Merger, the separate corporate existence of the Merger Sub shall cease. We refer to this transaction as the Merger. Thus, upon the closing of the Merger Agreement, without limiting the generality of the foregoing, all of the property, rights, privileges, immunities, powers, and franchises of the Merger Sub and Ecoark shall vest in the Surviving Corporation, and all debts, liabilities, and duties of the Merger Sub and Ecoark shall become the debts, liabilities, and duties of the Surviving Corporation.

The Merger will have no effect on the market for the tradability of the shares of common stock of MSC, though the current ticker symbol for its shares is expected to be changed if and when its stockholders approve the change in its name (see Proposal 1). The Merger Agreement is attached as Annex A to this proxy statement.

MSC and Ecoark expect to complete the Merger in the first quarter of 2016. However, the Merger is subject to certain approvals, including but not limited to all the Charter Proposals, and certain other conditions. As a result, it is possible that factors outside the control of MSC and Ecoark could result in the Merger being completed at a later time, or not at all.

MSC’s Reasons for the Charter Proposals and the Merger, and the Recommendation of the Board of Directors

MSC believes that the Merger with Ecoark will provide access to new markets that have a potential of significant growth in the future. The Board of Directors has unanimously voted in favor of the Merger.

Accounting Treatment

MSC prepares its financial statements in accordance with GAAP. The Merger will be accounted for using the acquisition method of accounting with Ecoark treated as the acquirer of Magnolia Solar Acquisition for accounting purposes. Under the acquisition method of accounting assets acquired and liabilities assumed will be recorded as of the acquisition date, at their respective fair values and added to those of Ecoark.

Regulatory Approvals Required for the Merger

The Merger does not require the filing of a notification and report form under the Hart–Scott–Rodino Antitrust Improvements Act.

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THE MERGER AGREEMENT

The following is a summary of the material terms and conditions of the Merger Agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A, and is incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety because it is the legal document that governs the Merger.

The Merger Agreement and this summary of its terms have been included to provide you with information regarding the terms of the Merger Agreement. Factual disclosures about the Company contained in this proxy statement or in the Company’s public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement and described in this summary. The representations, warranties and covenants were qualified and subject to important limitations agreed to by the parties to the Merger Agreement in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by Company to Ecoark, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information affecting a representation or warranty may not have been included in this proxy statement.

In reviewing the Merger Agreement, please remember that it is included to provide you with information regarding its terms and conditions. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, made as of specific dates. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and:

●	were not intended to be treated as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate; and

●	have been qualified in the Merger Agreement by reference to certain disclosures contained in separate disclosure letters delivered by the parties to each other and in certain SEC filings made by MSC.

Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone as characterizations of the actual state of facts about the Company or Ecoark, but instead should be read together with the information provided elsewhere in this proxy statement and in the other documents incorporated by reference herein. For information regarding the Company, see the sections entitled “Important Information Regarding the Company” and “Where You Can Find More Information.”

The Merger

Pursuant to the Merger Agreement, Ecoark will merge into a subsidiary of the Company created for sole purpose of effectuating this Merger (the “Merger Sub”). Ecoark will be the surviving entity (the “Surviving Corporation”). As a result of the Merger, the separate corporate existence of the Merger Sub shall cease. We refer to this transaction as the Merger. Thus, upon the closing of the Merger Agreement, without limiting the generality of the foregoing, all of the property, rights, privileges, immunities, powers, and franchises of the Merger Sub and Ecoark shall vest in the Surviving Corporation, and all debts, liabilities, and duties of the Merger Sub and Ecoark shall become the debts, liabilities, and duties of the Surviving Corporation.

Prior the effective time, the articles of incorporation of MSC shall be amended in accordance with the Charter Proposals described herein, provided that such Charter Proposals are approved at the MSC Special Meeting, until amended in accordance with their terms or by applicable law.

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Closing and Effective Time of the Merger

The Closing of the Merger will take place as soon as reasonably practicable after the date on which the conditions to closing of the Merger (described in “Conditions to the Completion of the Merger” below) have been satisfied or waived (other than the conditions that by their nature are to be satisfied at the closing of the Merger, but subject to the satisfaction or waiver of those conditions), unless another date is agreed to in writing by the parties to the Merger Agreement.

At the Effective Time, which shall occur as soon as practicable after the Closing, MSC shall cause to be filed Articles of Merger with the State of Delaware.

MSC Stockholder Approval

The Company’s stockholders are not being asked to vote on the Merger Agreement as such approval is not necessary. However, approval of the Charter Proposals is a condition of closing of the Merger Agreement. For additional information regarding the Proposals to be considered at the MSC Special Meeting and the applicable vote requirements, see the sections entitled “The Special Meeting” beginning on page- 15 -and “Proposals to be Considered at the Special Meeting” beginning on page- 17 -.

Ecoark Stockholder Approval

Shareholders holding a majority of Ecoark’s shares entitled to vote have approved the merger.

Representations and Warranties

The Merger Agreement contains representations and warranties made by MSC, on the one hand, and Ecoark, on the other hand, to each other as of specific dates. The statements embodied in representations and warranties made were for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. In addition, some of those representations and warranties made as of a specific date may be subject to a contractual standard of materiality different from that generally applicable to stockholders or may have been used for the purpose of allocating risk between the parties to the Merger Agreement rather than establishing matters as facts. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

The representations and warranties made by the Company to Ecoark include representations and warranties relating to, among other things:

●	due organization, existence, good standing and qualification to do business of the Company and its subsidiaries;

●	the capitalization of the Company and its subsidiaries and the absence of preemptive or other similar rights, repurchase or redemption obligations or voting agreements;

●	the Company’s corporate power and authority to execute, deliver and perform, and to consummate the transactions contemplated by, the Merger Agreement, and the enforceability of the Merger Agreement against the Company;

●	the absence of violations of or conflicts with the Company’s organizational documents, applicable laws, or other material contracts as a result of the execution of the Merger Agreement and consummation of the Merger;

●	the absence of required action or filings with governmental authorities other than the filing of this proxy statement, and the articles of Merger and other filings and actions taken to comply with applicable securities laws and the rules of certain governmental authorities;

●	the Company’s SEC filings and the financial statements for the period beginning January 1, 2013 included therein, including the accuracy and compliance with GAAP of such financial statements;

●	the Company’s compliance with certain securities laws, including, among other things, its disclosure controls and procedures and internal control over financial reporting;

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●	affiliate and related party transactions;

●	the absence of liabilities not disclosed in the Company’s financial statements, other than those incurred in the ordinary course of business, or otherwise disclosed to Ecoark;

●	the accuracy of the information provided by the Company for inclusion in this proxy statement;

●	the absence of a material adverse effect, any setting aside or payment of dividends or other distributions, any redemption, repurchase or other acquisition of any shares of capital stock of the Company or its subsidiaries, any material changes to the Company’s accounting principles or any sale or other transaction of any material portion of the Company’s assets, in each case since December 31, 2015;

●	the absence of legal proceedings pending or threatened against the Company;

●	compliance with applicable laws, possession of all licenses and permits necessary for the lawful conduct of the Company’s and its subsidiaries’ respective businesses and the absence of governmental orders or investigations against the Company or its subsidiaries;

●	good title and valid interests in the Company’s personal property;

●	compliance with applicable tax laws and other tax-related matters;

●	employee benefit plans;

●	the absence of a collective bargaining agreement and other labor union activities;

●	compliance with applicable environmental laws and other environmental matters;

●	material contracts and the absence of any defaults thereunder;

●	various matters related to the Company’s intellectual property and practices related thereto, including, among other things, sufficiency of rights and ownership in the Company’s intellectual property, the absence of legal claims relating to or liens on intellectual property, the Company’s use of and licenses for open source materials and the Company’s safeguarding of material trade secrets;

●	the Company’s owned and leased real property;

●	compliance with anti-corruption laws; and

●	broker’s and other advisor’s fees and commissions.

The representations and warranties made by Ecoark to the Company include representations and warranties relating to, among other things:

●	due organization, existence, good standing and qualification to do business of Ecoark and its subsidiaries;

●	the capitalization of Ecoark and its subsidiaries and the absence of preemptive or other similar rights, repurchase or redemption obligations or voting agreements;

●	Ecoark’s corporate power and authority to execute, deliver and perform, and to consummate the transactions contemplated by, the Merger Agreement, and the enforceability of the Merger Agreement against Ecoark;

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●	the absence of violations of or conflicts with Ecoark’s organizational documents, applicable laws, or other material contracts as a result of the execution of the Merger Agreement and consummation of the Merger;

●	the absence of required action or filings with governmental authorities other than filings and actions taken to comply with applicable securities laws and the rules of certain governmental authorities;

●	Ecoark’s financial statements for the period beginning January 1, 2013 included therein, including the accuracy and compliance with GAAP of such financial statements;

●	Ecoark’s disclosure controls and procedures and internal control over financial reporting;

●	affiliate and related party transactions;

●	the absence of liabilities not disclosed in Ecoark’s financial statements, other than those incurred in the ordinary course of business, or otherwise disclosed to Ecoark;

●	the accuracy of the information provided by Ecoark for inclusion in this proxy statement;

●	the absence of a material adverse effect, any setting aside or payment of dividends or other distributions, any redemption, repurchase or other acquisition of any shares of capital stock of Ecoark or its subsidiaries, any material changes to Ecoark’s accounting principles or any sale or other transaction of any material portion of Ecoark’s assets, in each case since December 31, 2015;

●	the absence of legal proceedings pending or threatened against Ecoark;

●	compliance with applicable laws, possession of all licenses and permits necessary for the lawful conduct of Ecoark’s and its subsidiaries’ respective businesses and the absence of governmental orders or investigations against Ecoark or its subsidiaries;

●	good title and valid interests in Ecoark’s personal property;

●	compliance with applicable tax laws and other tax-related matters;

●	employee benefit plans;

●	the absence of a collective bargaining agreement and other labor union activities;

●	compliance with applicable environmental laws and other environmental matters;

●	material contracts and the absence of any defaults thereunder;

●	various matters related to Ecoark’s intellectual property and practices related thereto, including, among other things, sufficiency of rights and ownership in Ecoark’s intellectual property, the absence of legal claims relating to or liens on intellectual property, Ecoark’s use of and licenses for open source materials and Ecoark’s safeguarding of material trade secrets;

●	Ecoark’s owned and leased real property; and

●	compliance with anti-corruption; and

●	broker’s and other advisor’s fees and commissions.

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Pre-Closing Covenants

The Merger Agreement contains certain pre-closing covenants between the parties to the Merger Agreement relating to, among other things:

●	Ecoark granting the Company or its representatives access to its offices, facilities and books and records, among other items;

●	the conducts of Ecoark’s business pending the Merger;

●	both parties’ agreement not to solicit, encourage, negotiate or discuss with any third party any acquisition proposal relating to or affecting all or any portion of the equity interests or assets of the Company, Ecoark or any subsidiary thereof; and

●	the provision of additional information.

Conditions to the Completion of the Merger

The obligation of Ecoark to consummate the Merger is subject to the satisfaction or waiver of the following further conditions:

●	the representations and warranties of the Company set forth in the Merger Agreement are true and correct both when made and on the closing date of the Merger in all material respects;

●	the Company has performed or complied in all material respects with all of its obligations under the Merger Agreement at or prior to the closing date of the Merger;

●	Ecoark shall have received a certificate signed by a senior executive officer of the Company with respect to the satisfaction of the two conditions described above;

●	Ecoark shall have received all the deliverables required to be provided by the Company by the Merger Agreement; and

●	no suit, action or proceeding by a governmental authority or third party is in effect that enjoins or prevents the consummation of the Merger.

The obligation of the Company to consummate the Merger is subject to the satisfaction or waiver of the following further conditions:

●	the representations and warranties of Ecoark set forth in the Merger Agreement are true and correct both when made and on the closing date of the Merger in all material respects;

●	Ecoark has performed or complied in all material respects with all of their respective obligations under the Merger Agreement at or prior to the closing date of the Merger;

●	the Company shall have received a certificate signed by a senior executive officer of Ecoark with respect to the satisfaction of the two conditions described above;

●	the Company shall have received all the deliverables required to be provided by Ecoark by the Merger Agreement;

●	no suit, action or proceeding by a governmental authority or third party is in effect that enjoins or prevents the consummation of the Merger; and

●	there has been no event, change, or occurrence that has had, a “Material Adverse Effect” (as defined in the Merger Agreement).

Termination

The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing:

●	by mutual consent by Ecoark and the Company;

●	By Ecoark, on the one hand, or the Company, on the other hand, in writing, without liability to the terminating party on account of such termination, if the Closing shall not have occurred on or before May 31, 2016; or

●	by either Ecoark, on the one hand, or the Company, on the other hand, without liability to the terminating party on account of such termination, if Ecoark, on the one hand, or the Company, on the other hand, shall (i) fail to perform in any material respect its agreements contained herein required to be performed prior to the Closing, or (ii) materially breach(es) any of its representations, warranties or covenants contained herein and fails to cure such breach within thirty (30) days of written notice thereof from the non-breaching party.

Termination Fees

If the Merger Agreement is terminated by the Company other than for the specified circumstances provided in the Merger Agreement, the Company will be required to pay Ecoark a termination fee of $10,000.

Expenses

The Company shall pay for all costs and termination expenses incurred by itself in negotiating and preparing the Merger Agreement and in closing and carrying out the transactions contemplated by the Merger Agreement.

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THE SPECIAL MEETING

Date, Time and Place

The Special Meeting is scheduled to be held at 9 a.m., local time on March 18, 2016 at the corporate offices of the Company, located at 54 Cummings Park, Suite 316, Woburn, MA, 01801.

Purpose of the Special Meeting

The Special Meeting of the Company’s stockholders is being held:

1.	To approve an amendment to our Articles of Incorporation to effect a change in the name of our company from Magnolia Solar Corporation to Ecoark Holdings Inc.;

2.	To approve an amendment to our Articles of Incorporation to effect a reverse stock split of our common stock by a ratio of one-for-two hundred fifty shares (1 for 250);

3.	To approve an amendment to our Articles of Incorporation to effect an increase in our the number of authorized shares of common stock, par value $0.001 per share, to 100,000,000; and

4.	To approve an amendment to our Articles of Incorporation to effect the creation of 5,000,000 shares of “blank check” preferred stock.

5.	To approve the adjournment of the MSC Special Meeting, if necessary or appropriate, in the view of the MSC board of directors, to solicit additional proxies in favor of the Charter Proposals if there are not sufficient votes at the time of such adjournment to approve the Charter Proposals, which is referred to herein as the adjournment proposal.

We refer to these five proposals as the “Proposals.”

Recommendations of the Board of Directors of the Magnolia Solar Corporation

The board of directors of the Company has determined that the Proposals are fair to, advisable and in the best interests of the Company and its stockholders.

Record Date; Stock Entitled to Vote

Only holders of record of shares of our common stock at the close of business on February [10], 2016 are entitled to notice of, and to vote at, the Special Meeting and at an adjournment of the meeting. The Company refers to this date as the record date for the Special Meeting.

As of February 10, 2016, the record date, the directors and executive officers of the Company as a group owned and were entitled to vote 16,400,000 shares of the common stock of the Company, representing approximately 33.47% of the outstanding shares of our common stock on that date. The Company currently expects that its directors and executive officers will vote their shares in favor of the Proposals, but none of the Company’s directors or executive officers have entered into any agreement obligating them to do so.

Quorum

A quorum is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting are present, in person or by proxy. If a quorum is not present at the Special Meeting, the Company expects the presiding officer to adjourn the Special Meeting in order to solicit additional proxies. Abstentions will be counted as present for purposes of determining whether a quorum is present.

Required Vote

Approval of each of the Proposals requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.

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Abstentions, Failures to Vote and Broker Non-Votes

Your failure to vote will have the same effect as a vote against each of the Proposals. Your abstention from voting will have the same effect as a vote against each of the Proposals. A broker non-vote will have the same effect as a vote against each of the Proposals. Because none of the Proposals being voted upon at the Special Meeting are of the nature that brokers have discretionary authority to vote on, the Company does not expect any broker non-votes on any of the Proposals.

Voting at the Special Meeting

Whether or not you plan to attend the Special Meeting, please promptly submit your voting instructions to vote your shares of common stock by proxy to ensure your shares are represented at the meeting. You may also vote in person at the Special Meeting.

Voting in Person

If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. Please note, however, that if your shares of common stock are held in street name, which means your shares of common stock are held of record by a broker, bank or nominee, and you wish to vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the record holder (your broker, bank or nominee) of the shares of common stock authorizing you to vote at the Special Meeting.

Voting by Proxy

You should submit your voting instructions to vote your shares of common stock by proxy even if you plan to attend the Special Meeting. You can always change your vote at the Special Meeting.

Your enclosed proxy card includes specific instructions for submitting your voting instructions for your shares of common stock. When the accompanying proxy is returned properly executed, the shares of common stock represented by it will be voted at the Special Meeting or any adjournment thereof in accordance with the instructions contained in the proxy.

If you return your signed proxy card without indicating how you want your shares of common stock to be voted with regard to a particular Proposal, your shares of common stock will be voted in favor of each such Proposal. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted.

If your shares of common stock are held in an account with a broker, bank or other nominee, you have received a separate voting instruction card in lieu of a proxy card and you must follow those instructions in order to submit your voting instructions.

Revocation of Proxies or Voting Instructions

You have the power to revoke your proxy at any time before your proxy is voted at the Special Meeting. You can revoke your proxy or voting instructions in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record of our common stock on the record date for the Special Meeting, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you can revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of our common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, your notice of revocation or your new proxy must be received by the Company’s Secretary at 54 Cummings Park, Suite 316, Woburn, MA, 01801 no later than the beginning of the Meeting.

Solicitation of Proxies

The cost of proxy solicitation for the Special Meeting will be borne by the Company. This proxy solicitation is being made by the Company on behalf of the Company’s board of directors. In addition to the use of the mail, proxies may be solicited by executive officers and directors and regular employees of the Company, without additional remuneration, by personal interview, facsimile or otherwise.

Adjournments and Postponements

Only stockholders of record at the close of business on February 10, 2016 are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Whether or not you expect to attend the Special Meeting, we encourage you to vote your shares as soon as possible. Please sign, date and mail the included proxy card in the envelope provided. It is important that your shares be represented at the Special Meeting, whether your holdings are large or small.

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PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING

The following Proposals will be considered and voted upon at the Special Meeting:

●	The Change in the Company’s Name (Item 1 on the Proxy Card)

●	Approval of a Reverse Stock Split (Item 2 on the Proxy Card)

●	The Increase in the Company’s Authorized Common Stock (Item 3 on the Proxy Card)

●	The Creation of Blank Check Preferred Stock (Item 4 on the Proxy Card)

●	The Adjournment (Item 5 on the Proxy Card)

Each Proposal is described in greater detail below.

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PROPOSAL NO. 1

THE CHANGE IN THE COMPANY’S NAME

The Company intends to change its name to Ecoark Holdings Inc. (the “Name Change”) by filing an amendment to its Articles of Incorporation (the “Articles”) with the Nevada Secretary of State. The Board of Directors of the Company has approved the Name Change and is presently seeking stockholder approval thereof.

The Board of Directors believes the Name Change will be in our best interests as the new name better reflects our long-term strategy and identity in that we have entered into the Merger Agreement. While the “Magnolia Solar Corporation” name has served us over time, our management believes this opportunity presented the right timing to change our name. Our management also believes that the new name effectively conveys our business direction.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our common stock are not entitled to dissenter’s rights of appraisal rights with respect to the Name Change.

Number of Votes Required

The affirmative vote of a majority of all shares entitled to vote thereon shall be required for approval of the proposed amendment to the Articles. Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against the Name Change.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE NAME CHANGE.

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PROPOSAL NO. 2:

APPROVAL OF A REVERSE STOCK SPLIT

Shareholders are being asked to approve, subject to final action of the Board of Directors, a proposed amendment of our Articles of Incorporation under which the Company will effect a 1-for-250 Reverse Stock Split (the “Reverse Split”) of the issued and outstanding shares of Common Stock of the Company, such that shareholders of record who hold fewer than 250 shares will have such shares cancelled and converted into the right to receive $0.03 for each share of stock held of record prior to the Reverse Stock Split. The text of the proposed amendment to effect the Reverse Split is set forth in the form of the proposed Certificate of Amendment to the Articles of Incorporation attached to this proxy statement as Exhibit A.

The Reverse Split is intended to take effect, subject to Shareholder approval and subsequent final action by our Board of Directors, on the date the Company files the proposed Articles of Amendment with the Secretary of State of the State of Nevada, or on any later date that the Company may specify in such Articles of Amendment. Our Board of Directors has retained authority to determine whether and when to file the proposed Articles of Amendment to effect the Reverse Split, notwithstanding the authorization of the Reverse Split by our shareholders. We presently anticipate that the effect time of the Reverse Split will occur on or around March 19, 2016, subject to shareholder approval, final action by the Board of Directors, and approval by the Financial Industry Regulatory Authority (“FINRA”).

Following the effective date of the Reverse Split, transmittal materials will be sent to those shareholders entitled to cash payment that will describe how to turn in their stock certificates and receive the cash payments. Those shareholders entitled to a cash payment should not turn in their stock certificates at this time.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our common stock are not entitled to dissenter’s rights of appraisal rights with respect to the Reverse Split.

Number of Votes Required

The affirmative vote of a majority of all shares entitled to vote thereon shall be required for approval of the Reverse Split. Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against the Reverse Split.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE REVERSE SPLIT.

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PROPOSAL NO. 3:

THE INCREASE IN THE COMPANY’S AUTHORIZED COMMON STOCK

The Company intends to increase its authorized shares of capital stock to provide for 100,000,000 shares of common stock (the “Common Stock Increase”) by filing an amendment to its Articles with the Nevada Secretary of State. The Board of Directors of the Company has approved the Common Stock Increase and is presently seeking stockholder approval thereof.

Outstanding Shares and Purpose of the Amendment

Prior to the Common Stock Increase, our Articles authorized us to issue 75,000,000 shares of common stock, par value $0.001 per share.

The Board of Directors believes that the Common Stock Increase is necessary in order to permit us to issue shares of common stock.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the issuance of additional shares of common stock (other than by way of a stock split or dividend) will have the effect of diluting the voting rights of existing stockholders.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our common stock are not entitled to dissenter’s rights of appraisal rights with respect to the Common Stock Increase.

Number of Votes Required

The affirmative vote of a majority of all shares entitled to vote thereon shall be required for approval of the proposed amendment to the Articles of Incorporation. Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against the Common Stock Increase.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE COMMON STOCK INCREASE.

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PROPOSAL NO. 4:

THE CREATION OF BLANK CHECK PREFERRED STOCK

The Board has adopted resolutions approving an amendment to the Articles to provide for 5,000,000 shares of “blank check preferred” stock by filing Articles of Amendment with the Nevada Secretary of State.

Outstanding Shares and Purpose of the Amendment

Our Articles do not currently authorize us to designate and issue shares of preferred stock.

The Board of Directors believes that the creation of a preferred class of stock will provide us with greater flexibility with respect to our capital structure for purposes including additional equity financings and stock based acquisitions.

Effects of the Increase in Authorized Capital Stock

The addition of shares of preferred stock will potentially have different rights as the presently authorized common stock shares, including the right to accrued dividends, if any, and a different voting structure. The Board will be authorized, from time to time, to designate classes of preferred stock with various rights and preferences.

At present, the Board has no plans to issue the preferred shares other than to enable us to close the Merger Agreement. However, it is possible that some of these preferred shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding our business or product lines through the acquisition of other businesses or products.

We could also use the preferred shares that will become available to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our company. Although the Board’s approval was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that the creation of a preferred class of stock could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our common stock will not be entitled to dissenter’s rights of appraisal rights with respect to the Subsequent Increase.

Number of Votes Required

The affirmative vote of a majority of all shares entitled to vote thereon shall be required for approval of the proposed amendment to the Articles of Incorporation. Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against the Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE CREATION OF A CLASS OF “BLANK CHECK” PREFERRED STOCK.

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PROPOSAL NO. 5

 THE ADJOURNMENT

Shareholders are being asked to vote on whether or not to adjourn the MSC Special Meeting, if necessary or appropriate, in the view of the MSC board of directors, to solicit additional proxies in favor of any one or more of the Charter Proposals if there are not sufficient votes at the time the Special Meeting is held to approve any of the Charter Proposals.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our common stock will not be entitled to dissenter’s rights of appraisal rights with respect to the Adjournment.

Number of Votes Required

The affirmative vote of a majority of all shares present at the special meeting shall be required for approval of the proposed adjournment, if necessary.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT.

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IMPORTANT INFORMATION REGARDING MAGNOLIA SOLAR CORPORATION

Business

Magnolia Solar Corporation, through its wholly-owned subsidiary, Magnolia Solar, Inc., is principally engaged in the development and commercialization of its nanotechnology-based, high-efficiency, thin-film technology that can be deposited on a variety of substrates, including glass and flexible structures. This technology has the potential to capture a larger part of the solar spectrum to produce high-efficiency solar cells, and incorporates a unique nanostructure-based antireflection coating technology to possibly further increase the solar cell's performance. If these goals are met, there is the potential of significantly reducing the cost per watt.

Our research and development effort is located at the Albany Nanotech Center of the College of Nanoscale Science and Engineering (CNSE) in Albany. We are also part of the Photovoltaic Manufacturing Initiative (PVMI) funded by the U.S. Department of Energy under the Sun Shot program. In addition, State of New York and the New York State Energy Research and Development Agency (NYSERDA) have invested approximately $100 million to build a new facility for the Photovoltaic Manufacturing Initiative next generation Copper Indium Selenide (CIGS) based manufacturing process development. Due to our membership in PVMI, we also have access for our research and development activity to the CNSE’s Solar Energy Development Center in Halfmoon, New York. This is a 100 kilowatt prototyping facility which we believe is ideal for our development effort. We believe that our use of this facility for development presently eliminates the capital needed to develop a dedicated facility to refine, evaluate, and finalize our technology program.

We are a development stage company and to date have not generated material revenues or earnings as a result of our activities.

Executive Officers and Directors of the Company

Dr. Ashok K. Sood, President, Chief Executive Officer and Director

Dr. Ashok Sood is President, Chief Executive Officer and as a Director of Magnolia Solar since its inception. Prior to joining Magnolia Solar, Dr. Sood had over 35-years’ experience in developing and managing solar cells, optical, and optoelectronics technology and products for a start-up company and several major corporations, including Lockheed-Martin, BAE Systems, Loral, Honeywell, and Mobil-Tyco Solar Energy Corporation ( Joint Venture between Mobil Oil and Tyco). Dr. Sood was instrumental in development and managed optical and optoelectronics technology/ Programs.

Recently, Dr. Sood has managed the development of new technologies for anti-reflective coatings for solar cells and defense applications. He has also been actively engaged in working with several solar cell technologies that broaden the solar spectrum absorption and improve both voltage and current output of the cells to enhance their efficiency. Previously, he has been leading design and development of optoelectronics devices using CdS, CdTe, HgCdTe, GaN, AlGaN, InGaN and ZnO for various defense applications, solar cells for space, and commercial applications. Dr. Sood has led many efforts resulting in DoD/NASA programs developing the technology / products and supporting their transition to manufacturing. He also led various industry and university teams bridging centers of excellence across the United States with industry led programs.

Since joining Magnolia, Dr. Sood has focused his efforts on using nanotechnology for developing high performance thin film detectors and solar cells. His understanding of technology and funding opportunities is an asset to Magnolia Solar.

Dr. Sood received his Ph.D. and M.S. in Engineering from the University of Pennsylvania and has an M.S. and a B.S. in Physics (Honors) from Delhi University in India. At the University of Pennsylvania, he attended Physics courses given by two Nobel Laureates. His Ph.D. dissertation was on the study of optoelectronic properties of PbS/CdS for detector and laser applications in the visible to near infrared spectral bands. Dr. Sood has also taken several management courses and also attended professional development programs organized by the Wharton School at the University of Pennsylvania.

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Dr. Sood is a member of IEEE and the SPIE. He has chaired sessions on optical and nanotechnology at conferences of those organizations. He has also been on several expert panels for future direction of Thin Film solar cells. As a co-founder of Magnolia Solar, and expert in the thin-film solar area, Dr. Sood’s experience and qualifications are essential to the Board of Directors.

As a founder of our subsidiary, Magnolia Solar, and expert in the thin-film solar area, Mr. Sood’s experience and qualifications are essential to the Board of Directors.

Dr. Yash R. Puri, Executive Vice President, Chief Financial Officer, and Director

Dr. Yash R. Puri was appointed our Executive Vice President, Chief Financial Officer and as a Director on December 31, 2009. He brings many years of photovoltaic technology and applications experience both in the private sector and in the academia. Dr. Puri brings experience in startup environment and growth management to the Magnolia team.

Previously from 1997 until 1999 Dr. Puri was VP of Finance for GT Equipment Technologies, Inc., (presently known as GT Advanced Technologies, Inc., NASDAQ: GTAT), equipment manufacturer serving the semiconductor and the photovoltaic industries. He helped this high technology startup, formed in 1994, to grow to revenue of about $20 million. The company won many rewards and much recognition; it was a New England finalist in the Ernst & Young Entrepreneur of the Year award. In this position, he was actively involved in running a high-technology business, and he successfully negotiated a $3.5 million line of credit with a major bank, established an audit relationship with one of the big-five accounting firms, established a foreign sales corporation, implemented a R&D credit program to reduce tax liabilities, and established company-wide management software to integrate manufacturing and financial operations. Near the end of his term there, he also successfully negotiated the company’s first subordinated debt issue.

Dr. Puri is also a Professor of Finance and Chairman of the Finance Department at the University of Massachusetts. Dr. Puri was Principal Investigator of a photovoltaic commercialization project as well as several other grants, and has been a director of a technology commercialization program for engineering students, Chairman of the Management and Finance Department, and acting Associate Dean. In these positions, he successfully managed several externally funded projects and developed many years of experience in technology and growth management.

Dr. Puri holds a B.S. in Physics, a M.S. in Solid State Physics, and a M.B.A. from the University of Delhi. He also holds a M.B.A. in Finance and a D.B.A. in International Business from Indiana University, Bloomington. He has published many papers and has made numerous conference presentations.

As a founder of our subsidiary, Magnolia Solar, and many years of financial expertise in the photovoltaic industry, Mr. Puri’s experience and qualifications are essential to the Board of Directors.

Legal Proceedings

We are not a party to any pending legal proceeding, nor is our property the subject of a pending legal proceeding, that is not in the ordinary course of business or otherwise material to the financial condition of our business. None of our directors, officers or affiliates is involved in a proceeding adverse to our business or has a material interest adverse to our business.

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Market for Common Equity and Related Stockholder Matters

Our common stock was quoted on the over the counter market from September 5, 2008 through February 5, 2010 under the symbol MBSV.OB. Since February 6, 2010, our common stock has been listed on the over the counter market under the symbol MGLT. Prior to February 8, 2010, there was no active market for our common stock. The following table sets forth the high and low prices for our common stock for the periods indicated, as reported by the OTCQB.

2016	HIGH	LOW
First Quarter (through February 29, 2016)	$0.10	$0.0346

2015	HIGH	LOW
First Quarter	$0.075	$0.027
Second Quarter	$0.0725	$0.03
Third Quarter	$0.05	$0.015
Fourth Quarter	$0.07	$0.01

FISCAL YEAR 2014	HIGH	LOW
First Quarter	$0.08	$0.03
Second Quarter	$0.07	$0.03
Third Quarter	$0.08	$0.03
Fourth Quarter	$0.08	$0.02

Certain Relationships and Related Transactions

The Company has entered into a 10-year, renewable, exclusive license with Magnolia Optical Technologies, Inc. (“Magnolia Optical”) on April 30, 2008 for the exclusive rights of the technology related to the application of Optical’s solar cell technology. Magnolia Optical shares common ownership with the Company.

The Company is amortizing the license fee of $356,500 over the 120 month term of the Agreement. Accumulated amortization as of September 30, 2015 and December 31, 2014 was $264,405 and $237,667, respectively. Amortization expense for each of the nine months ended September 30, 2015 and 2014 was $26,738, respectively. The Company’s management has determined that the fair value of the license exceeds the book value and thus no further impairment or amortization is necessary as of September 30, 2015 or December 31, 2014.

Description of Securities

General

Our authorized capital stock consists of 75,000,000 shares of common stock, with a par value of $0.001 per share. As of January 29, 2016 there were 49,004,912 shares of our common stock issued and outstanding held by 154 stockholders of record. There are no preferred shares authorized or issued.

Common Stock

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law, the holders of our common stock possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy. Holders of our common stock representing thirty three and one-third percent (33 1/3%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles. Our Articles do not provide for cumulative voting in the election of directors.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Dividend Policy

We have never declared or paid any dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any dividends in the foreseeable future.

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Pre-emptive Rights

Holders of common stock are not entitled to pre-emptive or subscription or conversion rights, and there are no redemption or sinking fund provisions applicable to the Common Stock. All outstanding shares of common stock are, and the shares of common stock offered hereby will be when issued, fully paid and non-assessable.

Share Purchase Warrants

We have issued and have outstanding warrants to purchase 3,785,300 shares of our common stock at an exercise prices ranging from $0.10 to $0.50 per share.

Options

We have issued and have outstanding options to purchase 3,450,000 shares of our common stock at an exercise price of $0.05 per share.

Convertible Securities

We have issued and have outstanding securities convertible into 9,600,000 shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

Nevada Anti-Takeover laws

The Nevada Revised Statutes (the “NRS”) sections 78.378 to 78.3793 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our articles of incorporation and bylaws do not state that these provisions do not apply. The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The statute is limited to corporations that are organized in the state of Nevada and that have 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada; and does business in the State of Nevada directly or through an affiliated corporation. Because of these conditions, the statute does not apply to our company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were approximately 49,004,912 shares of our common stock outstanding. The following table sets forth certain information regarding our common stock, beneficially owned as of the Record Date, by each person known to us to beneficially own more than 5% of our common stock, each executive officer and director, and all directors and executive officers as a group. We calculated beneficial ownership according to Rule 13d-3 of the Exchange Act as of that date. Shares issuable upon exercise of options, warrants or other securities that are exercisable, exchangeable or convertible within 60 days after the Record Date are included as beneficially owned by the holder. Beneficial ownership generally includes voting and dispositive power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned.

Dr. Ashok K. Sood President, Chief Executive Officer and Director	8,300,000	(1)	16.94%

Dr. Yash R. Puri Executive Vice President, Chief Financial Officer and Director	8,100,000		16.53%

Alan Donenfeld Paragon Capital Advisors LLC 110 East 59th Street, 22nd fl New York, NY 10022	9,560,639	(2)	18.21%

Larry Butz Daybreak Special Situations Fund Ltd. 143 E. Main St Suite 150 Lake Zurich, IL 60047	10,071,130	(3)	19.99%

Marilyn Phillips Debt Opportunity LLLP 20711 Sterlington Drive Land O' Lakes, FL 34638	5,746,059	(4)	11.27%

All executive officers and directors as a group (two persons)	41,778,828		74.76%

Data based on 49,004,912 shares of our common stock issued and outstanding as of the Record Date.

(1)	Includes 200,000 shares of common stock held in the name of Mr. Sood’s minor child.

(2)	Mr. Donenfeld has sole voting and dispositive power over 2,000 shares of our common stock. In addition, Mr. Donenfeld has sole voting and dispositive power over 6,058,639 shares of our common stock as managing member of Paragon Capital Advisors LLC, the general partner of Paragon Capital LP (“Paragon Capital”). Subject to certain exceptions, we are prohibited from effecting an exercise of warrants and convertible notes to the extent that, as a result of the exercise and conversion, the holder of such shares beneficially owns more than 19.9% in the aggregate of the outstanding shares of our common stock calculated immediately after giving effect to the issuance of shares of common stock upon such exercise and conversion. The number of shares and the percentage, as the case may be, in this column is reflective of this ownership limitation and accordingly 3,500,000 shares of our common stock issuable upon exercise of warrants and conversion of convertible notes held by Paragon Capital have been included in the aggregate shares beneficially owned, as such ownership limitation would not affect the exercise of the entire warrant.

(3)	Mr. Butz has sole voting and dispositive power over 36,000 shares of our common stock. In addition, Mr. Butz has sole voting and dispositive power over 8,655,201 shares of our common stock as managing partner of Daybreak Capital Management LLC, the investment advisor to Daybreak Special Situations Master Fund, Ltd (“Daybreak Fund”). Subject to certain exceptions, we are prohibited from effecting an exercise of warrants and convertible notes to the extent that, as a result of the exercise and conversion, the holder of such shares beneficially owns more than 19.9% in the aggregate of the outstanding shares of our common stock calculated immediately after giving effect to the issuance of shares of common stock upon such exercise and conversion. The number of shares and the percentage, as the case may be, in this column is reflective of this ownership limitation and accordingly 3,619,071 shares of our common stock of an aggregate 5,000,000 shares issuable upon exercise of warrants and conversion of convertible notes held by Daybreak Fund have been excluded. In the event, this ownership limitation were not in effect, Mr. Butz would beneficially own an aggregate of 13,691,201 or 25.35% of the outstanding shares of our common stock calculated immediately after giving effect to the issuance of shares of common stock upon exercise of the warrants and conversion of convertible notes.

(4)	Ms. Phillips has shared voting and dispositive power over 3,746,059 shares of our common stock as managing member of Debt Opportunity Fund LLLP (“Debt Opportunity”). Subject to certain exceptions, we are prohibited from effecting an exercise of the warrants and convertible notes to the extent that, as a result of the exercise and conversion, the holder of such shares beneficially owns more than 19.9% in the aggregate of the outstanding shares of our common stock calculated immediately after giving effect to the issuance of shares of common stock upon such exercise and conversion. The number of shares and the percentage, as the case may be, in this column is reflective of this ownership limitation and accordingly 2,000,000 shares of our common stock issuable upon exercise of warrants and conversion of convertible notes held by Daybreak Fund have been included in the aggregate shares beneficially owned, as such ownership limitation would not affect the exercise of the entire warrant.

Financial Statements

For information regarding our most recent financial information and statements, which are herein incorporated by reference and are attached as Annex B hereto, you are urged to review the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission (“SEC”).

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We are a development stage company focused on developing and commercializing thin film solar cell technologies that employ nanostructured materials and designs. We are pioneering the development of thin film, high efficiency solar cells for applications such as power generation for electrical grids as well as for local applications, including lighting, heating, traffic control, irrigation, water distillation, and other residential, agricultural and commercial uses.

We intend to become a highly competitive, low cost provider of terrestrial photovoltaic cells for both civilian and military applications. These cells will be based on low cost substrates such as glass and flexible substrates such as stainless steel. Our primary goal is to introduce a product which offers significant cost savings per watt over traditional silicon based solar cells. To date, we have not generated material revenues or earnings as a result of our activities.

Results of Operations

Our revenues are derived from research and development grants and contracts awarded to the company by government and private sector.

Year Ended December 31, 2015 Compared to the Year Ended December 31, 2014

Revenues

Currently we are in an early stage in our development and have recorded $159,882 of revenue for the year ended December 31, 2015 compared to $218,270 of revenue for the year ended December 31, 2014 a decrease of $58,388 or 26.75%. We anticipate emerging from the development stage in fiscal 2017. The revenue recorded is from research and development grants or contracts to develop solar cells using Magnolia’s technology.

Cost of Revenues

Cost of revenues for the year ended December 31, 2015 were $102,069 as compared to $135,356 for the year ended December 31, 2014, a decrease of $33,287 or 24.59%. Cost of revenues were comprised of direct labor, direct travel, materials, and subcontractors for the solar cell development. The decrease in cost of revenues for this period was attributable to reductions in direct labor due to work on some contracts being completed.

Operating Expenses

Indirect and Administrative Labor

Indirect and administrative labor expense for the year ended December 31, 2015 was $160,483 as compared to $198,800 for the year ended December 31, 2014, a decrease of $38,317 or 19.27%. Indirect labor and benefits were comprised of wages for the administrative staff, payroll taxes, health insurance, disability insurance, indirect travel, other administrative expenses, provision for vacation time, and stock compensation expense. The decrease in indirect and administrative expenses for this period was primarily attributable to a decrease in indirect labor, benefits and travel costs.

Professional Fees

Professional fees for the year ended December 31, 2015 were $150,179 as compared to $138,260 for the year ended December 31, 2014, an increase of $11,919 or 8.62%. Professional fees were comprised of accounting, business services, public relations, audit, and legal fees. The increase in professional fees for this period was attributable primarily to an increase in legal counsel costs incurred with the Ecoark transaction.

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Depreciation and Amortization Expense

Depreciation and amortization expense for the year ended December 31, 2015 was $35,962 as compared to $35,962 for the year ended December 31, 2014, representing no increase or decrease. Depreciation and amortization expense was comprised of amortization of the license fee paid for the technology license, amortization of the debt issue, and depreciation on the property and equipment.

General and Administrative

General and administrative expense for the year ended December 31, 2015 was $37,145 as compared to $43,629 for the year ended December 31, 2014, a decrease of $6,484 or 14.86%. General and administrative expense was comprised of expenses for office lease, computer, office supplies, dues and subscriptions, worker’s compensation, disability insurance, printing, telephone, business meals, repairs and maintenance, public relations, advertising, state taxes, business gifts and other miscellaneous items. The decrease in general and administrative expense for this period was attributable to general costs cuts, offset by bad debts expenses incurred.

Interest Expense

Interest expense for the year ended December 31, 2015 was $240,000 as compared to $240,000 for the year ended December 31, 2014. Interest expense was comprised of interest incurred on outstanding long-term debt.

Net Loss

As a result of the aforesaid, our net loss was $565,941for the year ended December 31, 2015, as compared to a loss of $573,718 for the year ended December 31, 2014, a decrease of $7,777 or 1.36%.

Liquidity and Capital Resources

Liquidity is the ability of a company to generate funds to support its current and future operations, satisfy its obligations, and otherwise operate on an ongoing basis. Significant factors in the management of liquidity are funds generated by operations, levels of accounts receivable and accounts payable and capital expenditures.

To date we have financed our operations through government grants, the sale of our common stock and the issuance of debt.

At December 31, 2015 and December 31, 2014 we had cash of $45,870 and $25,127, respectively, and working capital deficit of $3,025,606 and $2,766,811, respectively. The decrease in working capital was due to decrease in accounts receivable and an increase in accrued expenses. The opinion of our independent registered public accounting firm on our audited financial statements as of and for the year ended December 31, 2015 contains an explanatory paragraph regarding substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is dependent upon raising capital from financing transactions.

Net cash provided by operating activities was $20,743 for the year ended December 31, 2015, as compared to net cash used in operating activities of $93,045 for the year ended December 31, 2014. The increase in net cash provided by operating activities was attributable to a decrease in accounts receivable and an increase in accounts payable.

There were no investing activities for the year ended December 31, 2015 or December 31, 2014. There was no cash used in investing activities because we did not add to plant and equipment.

There were no financing activities for the year ended December 31, 2015 or December 31, 2014. There were no capital raising transactions during the reporting period.

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Since our inception, we have experienced negative cash flow from operations and expect to experience significant negative cash flow from operations in the future. In addition, we have $2,400,000 of original issue discount senior secured convertible notes that originally matured on December 31, 2014. On January 29, 2016, the Company entered into an agreement with holders of the notes to extend the maturity to June 30, 2016. Also on January 29, 2016, we entered into a Merger Agreement with Ecoark providing, among other things, for the acquisition of Ecoark by the Company in a share for share exchange pursuant to which it is contemplated that, immediately following the closing, Ecoark shareholders will own approximately 95% of the outstanding share of the Company. The Company filed a preliminary 14A Proxy Statement informing its shareholders of the Company’s intent to hold a shareholder meeting to vote on certain proposals to amend the Articles of Incorporation to increase of the authorized shares of common stock to 100,000,000 shares, to effect the creation of 5,000,000 shares of "blank check" preferred stock, to approve a reverse stock split of the common stock 1 for 250, and to change the name of the corporation to “Ecoark Holdings Inc.” Subject to the approval of the Company’s shareholders, it is anticipated that the Merger will be completed in March 2016. Under the January 29, 2016 agreement with their holders, the notes will convert to equity when the Merger is completed. However, there can be no assurance that the Company will successfully complete and disseminate the proxy statement or that the proposals therein will be approved by the shareholders. Furthermore, no assurances can be made that the Merger will be completed, as anticipated. In addition, if the Merger does not close, there can be no assurance that we will be successful in reaching a satisfactory agreement with holders of the notes or that we will reach an agreement at all to further extend the notes or convert them into equity.

We will need to raise additional funds in the future so that we can expand our operations and repay our indebtedness due under the original issue senior secured notes. Therefore our continuation as a going concern is dependent on our ability to obtain necessary equity funding to continue operations. Financing transactions may include the issuance of equity or debt securities, obtaining credit facilities, government grants or other financing mechanisms. However, the trading price of our common stock and a downturn in the U.S. equity and debt markets could make it more difficult to obtain financing through the issuance of equity or debt securities. Even if we are able to raise the funds required, it is possible that we could incur unexpected costs and expenses, fail to collect significant amounts owed to us, or experience unexpected cash requirements that would force us to seek alternative financing. Furthermore, if we issue additional equity or debt securities, stockholders may experience additional dilution or the new equity securities may have rights, preferences or privileges senior to those of existing holders of our common stock. The inability to obtain additional capital may restrict our ability to grow and may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we may have to curtail our development plans and possibly cease our operations altogether.

Off-Balance Sheet Arrangements

Since our inception, except for standard operating leases, we have not engaged in any off-balance sheet arrangements, including the use of structured finance, special purpose entities or variable interest entities.

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CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no changes in or disagreements with our independent registered public accountants

IMPORTANT INFORMATION REGARDING ECOARK INC.

Business

Ecoark is a Delaware corporation incorporated by Randy May on November 28, 2011, under the provisions of The Delaware General Corporation Law, as amended. Ecoark Inc. is an innovative, emerging growth company focused on the development and deployment of intelligent technologies and consumer products to retailers, agriculture, food service, and commercial real estate. Ecoark has assembled a team and portfolio of proprietary, patented technologies to address the waste in supply and food chain. Ecoark accomplishes this through four main operating subsidiaries – Intelleflex 100% ownership, Pioneer Products 100% ownership, Eco3D 65% ownership and Eco360 100% ownership.

Products and Services

Intelleflex®

Intelleflex's ZEST Data Services is a secure, multi-tenant cloud-based data collection platform for aggregating and real-time permission-based sharing of information. ZEST Fresh, a fresh food management solution that utilizes the ZEST Data Service platform, focuses on three primary value propositions – consistent food quality, reduced waste, and improved food safety. ZEST Fresh empowers workers with real-time tools and alerts that improve efficiency while driving quality consistency through best practice adherence on every pallet. ZEST Delivery provides real-time monitoring and control for prepared food delivery containers, helping delivery and dispatch personnel ensure the quality and safety of delivered food.

Eco3D™

Eco3D is focused on transitioning businesses from 2D technology that has existed for hundreds of years, to a world of digital 3D. Eco3D incorporates a variety of 3D technologies to achieve customer goals and objectives. Using a variety of instruments, Eco3D can capture existing conditions – topography, buildings, exterior/interior spaces, etc. – in highly accurate detail that allows for 2D and 3D measurement. These measurements form the basis for analysis, design, documentation, and quality control. Eco3D offers solutions in multiple industries throughout the Americas, including construction and remodeling; big box retail; forensics; healthcare; and facilities maintenance.

Pioneer Products

Pioneer Products acts as the sales arm for Ecoark and its subsidiaries. In addition to a strong and successful relationship with the world’s largest retailer, Pioneer Products also has vendor relationships (and Vendor Numbers) with other key retailers. As such, Pioneer strategically leverages its role as a trusted supplier to these retailers with existing and new products.

Eco360

Eco360 is cloud-based software acquired to expand the end to end solution to customers.

Competition

The market for cloud-based, real-time supply chain analytic solutions is rapidly evolving with new competitors with competing technologies, including companies that have greater resources than Ecoark. Some of these companies have brand recognition, established relationships with retailers, and own the manufacturing process. There are currently hundreds of sustainability programs available in the market. These programs are offered through retailers, manufacturers, and service providers. Ecoark believes that, analyzing the competitive factors affecting the market for its solutions, its products compete favorably by offering an integrated supply chain solution, with other companies offering real-time supply chain analytic solutions.

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Customers and Suppliers

One customer made up approximately 66%, 72% and 12% of Ecoark’s revenue for the nine months ended September 30, 2015 and the years ended December 31, 2014 and 2013. Ecoark generally sources its components and raw materials locally. Most of the materials required are readily available from multiple sources. While multiple suppliers are available, one supplier accounted for approximately 73%, 68% and 17% of Ecoark’s cost of goods sold for the nine months ended September 30, 2015 and the years ended December 31, 2014 and 2013.

Intellectual Property

Ecoark and its subsidiaries have had more than 50 patents issued by the United States Patent and Trademark Office, with more than an additional 15 patents currently pending.

Government Regulation

Ecoark does not believe its products will be subject to any government regulation or, to the extent applicable, will be material. Ecoark does not know the extent to which any existing or new regulations may affect its ability to conduct its business.

Employees

As of January 31, 2016, Ecoark employed approximately 50 employees. None of the employees are subject to a collective bargaining agreement. It considers its relations with our employees to be good.

Properties

Ecoark does not own any properties. It currently leases 4,086 square feet of combined office and production space located at 3333 Pinnacle Hills Parkway, Suite 220, Rogers, Arkansas 72758.

Legal Proceedings

Ecoark is not a party to any lawsuit or administrative proceeding as of the date hereof. Its management is not aware of any lawsuits or administrative proceedings are threatened or anticipated, and we are not considering the institution or prosecution of any legal proceeding as of the date hereof.

Financial Statements

For our most recent financial information and statements, Annex C contains Ecoark’s unaudited financial statements prepared by Ecoark’s management for the year ended December 31, 2015 and Annex D contains Ecoark’s audited financial statements for the years ended December 31, 2014 and 2013.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Year Ended December 31, 2015 Compared to Year Ended December 31, 2014 (dollars in thousands)

Net Sales

Net sales for the year ended December 31, 2015 were $7,880 as compared to $5,932 for the year ended December 31, 2014. The 33% increase was related to expanded operations, including a significant increase in service revenues and product sales.

Cost of Sales

Cost of sales for the year ended December 31, 2015 was $6,882 as compared to $6,077 for the year ended December 31, 2014. The increase was directly related to the increase in net sales. The improvement in gross profit was achieved as a result of higher margin service revenues.

Operating Expenses

Salaries and Salary Related Costs

Salaries for the year ended December 31, 2015 were $3,914, up 38% from $2,836 for the year ended December 31, 2014. The increase was related to the expanded operations referred to above regarding the increase in sales and an increase in stock based compensation. In addition, a number of individuals became employees compared with previous contractor status.

Professional Fees

Professional fees for the year ended December 31, 2015 of $3,910, were down 38% from $5,311 incurred for the year ended December 31, 2014 as a result of the conversion of contractors to employees and a decrease in consulting expense.

Other General and Administrative

Other general and administrative expenses for the year ended December 31, 2015 were $1,636 in line with $1,630 for the year ended December 31, 2014.

Depreciation, Amortization and Impairment

Depreciation, amortization and impairment for the year ended December 31, 2015 were $1,226, compared to $1,708 for the year ended December 31, 2014. The 28% decrease resulted from certain customer list intangibles becoming fully amortized in September 2015 while 2014 included a full year of amortization.

Interest Expense

Interest expense, net of interest income, for the year ended December 31, 2015 was $785 as compared to $1,270 for the year ended December 31, 2014. The 38% decrease was a result of lower interest accruing on the related party debt in 2015 because of a decrease in interest rates.

Net Loss

Net loss for the year ended December 31, 2015 was $10,473 as compared to $14,264 for the year ended December 31, 2014. The $3,791 decrease in net loss was primarily from an increase of $1,143 in gross profit, a decrease in total operating expenses of $799, a decrease in interest expense of $485 and an increase as a result of a loss from discontinued operations in 2014.

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Discontinued Operations

In November 2014, Ecoark sold its subsidiary, SA Concepts. In the sale, Ecoark sold the net assets in exchange for 2,000,000 Class A shares of stock. The value of the treasury stock in this transaction of $616 was equal to the value of the net assets of SA Concepts sold. Therefore, there was no gain or loss attributable to the disposal of this subsidiary. The operations of SA Concepts are reflected as loss from discontinued operations in the consolidated statements of operations in accordance with ASC 205-50.

Year Ended December 31, 2014 Compared to Year Ended December 31, 2013

Net Sales

Net sales for the year ended December 31, 2014 was $5,932,093 as compared to $1,370,689 for the year ended December 31, 2013. The 333% increase was related to a significant increase in product sales and including a full year of operations for the consulting services business in 2014.

Cost of Sales

Cost of sales for the year ended December 31, 2014 was $6,077,157 as compared to $1,519,502 for the year ended December 31, 2013. The increase was directly related to the increase in net sales. Research and development expenses prevented Ecoark from achieving gross profit in both years.

Operating Expenses

Salaries and Salary Related Costs

Salaries for the year ended December 31, 2014 were $2,836,305, up 125% from $1,259,833 for the year ended December 31, 2013. The increase was related to the expanded operations referred to above regarding the increase in sales and an increase in stock based compensation.

Professional Fees

Professional fees for the year ended December 31, 2014 of $5,310,795 were in line with $5,401,428 incurred for the year ended December 31, 2013.

Other General and Administrative

Other general and administrative expenses for the year ended December 31, 2014 were $1,630,577 compared to $803,476 for the year ended December 31, 2013. The 103% increase was related to having a full year of operations for certain subsidiaries in 2014 compared with a partial year in 2013.

Depreciation, Amortization and Impairment

Depreciation, amortization and impairment for the year ended December 31, 2014 was $1,708,568, compared to $1,486,532 for the year ended December 31, 2013. The 15% increase resulted from additions to property and equipment.

Interest Expense

Interest expense for the year ended December 31, 2014 was $1,270,228 as compared to $574,925 for the year ended December 31, 2013. The 121% increase was a result of several notes issued, principally to related parties.

Net Loss

Net loss for the year ended December 31, 2014 was $14,263,985 as compared to $10,240,026 for the year ended December 31, 2013. The $4,023,959 increase in net loss was primarily from an increase in operating expenses of $2,534,976, an increase in interest expense of $695,303 and an increase in losses from discontinued operations of $787,591.

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Discontinued Operations

In November 2014, Ecoark sold its subsidiary, SA Concepts. In the sale, Ecoark sold the net assets in exchange for 2,000,000 Class A shares of stock. The value of the treasury stock in this transaction of $616,276 was equal to the value of the net assets of SA Concepts sold. Therefore, there was no gain or loss attributable to the disposal of this subsidiary. The operations of SA Concepts are reflected as loss from discontinued operations in the consolidated statements of operations in accordance with ASC 205-50.

Liquidity and Capital Resources

Liquidity is the ability of a company to generate funds to support its current and future operations, satisfy its obligations, and otherwise operate on an ongoing basis. Significant factors in the management of liquidity are funds generated by operations, levels of accounts receivable and accounts payable and capital expenditures.

To date we have financed our operations through sales of common stock and the issuance of debt.

At December 31, 2015 and December 31, 2014 we had cash of $1,962 and $2,220, respectively, and working capital deficit of $913 and $6,636, respectively. The increase in working capital was due to the decrease in the current portion of long-term debt-related parties resulting from to the conversion of debt to equity. Ecoark is dependent upon raising capital from financing transactions.

Net cash used by operating activities was $7,671 for the year ended December 31, 2015, as compared to net cash used in operating activities of $8,012 for the year ended December 31, 2014. Cash used in operating activities is related to Ecoark’s net loss partially offset by non-cash expenses.

Net cash provided in financing activities was $7,387 from the sale of common stock less net repayments of long-term debt for the year ended December 31, 2015 and $5,143 from the sale of common stock and $5,034 from net issuances of long-term debt for the year ended December 31, 2014.

Since our inception, Ecoark has experienced negative cash flow from operations and expects to experience significant negative cash flow from operations in the future. It will need to raise additional funds in the future so that it can expand its operations and repay its indebtedness. The inability to obtain additional capital may restrict its ability to grow and may reduce its ability to continue to conduct business operations.

At December 31, 2015 maturities of Ecoark’s long-term debt-related parties and long-term debt are due in 2016.

Off-Balance Sheet Arrangements

Ecoark does in any off-balance sheet arrangements, including the use of structured finance, special purpose entities or variable interest entities.

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MANAGEMENT OF MAGNOLIA SOLAR FOLLOWING THE MERGER

The following table sets forth information regarding Magnolia Solar’s executive officers and directors as of the date of this proxy statement and three director nominees that will be elected directors effective upon completion of Merger and the executive officers after the Merger.

Name	Age	Current Position with Magnolia Solar	Position with Magnolia Solar After the Merger
Dr. Ashok K. Sood	68	President, Chief Executive Officer and Director	President and Director
Dr. Yash R. Puri	68	Executive Vice President, Chief Financial Officer and Director	Chief Financial Officer and Director
Randy S. May			Chief Executive Officer and Director
Greg Landis			Secretary and Director
Gary Metzger			Director
Roshan Weerasinghe			Chief Operating Officer

Randy S. May:

Ecoark is a Delaware corporation incorporated by Randy May on November 28, 2011. Since then, Randy May has served as CEO and Chairman of the Board of Ecoark. As CEO, Randy leads a strong management team that is working to deliver Ecoark’s mission of sustainable solutions through its subsidiaries and strategic partners. Under his leadership, Ecoark has completed three strategic acquisitions since 2012. Randy is a 25-year retail and supply-chain veteran with extensive experience in marketing, operational and executive roles.

Prior to Ecoark, Randy held a number of roles with Wal-Mart, the world's largest retailer based in Bentonville, Arkansas. From 1998-2004 Randy served as Divisional Manager for half the United States for one of such company’s specialty divisions. There, he was responsible for all aspects of strategic planning, finance, and operations for more than 1800 stores. He had complete P&L responsibility for more than $4 Billion dollars of sales at the time. Under Randy’s leadership, the business grew sales and market share in a strong competitive market. As founder of Ecoark and Ecoark’s primary innovator, it is essential to have Mr. May on the Board of Directors.

Greg Landis:

Mr. Landis has served on the Board of Directors of Ecoark since 2011. Mr. Landis is a Certified Public Accountant and, since August 2009, has served as the principal of the accounting firm of Landis & Associates, PLLC in Bentonville, Arkansas. Mr. Landis is licensed as a CPA in Arkansas and is a member of the American Institute of Certified Public Accountants and the Arkansas Society of Certified Public Accountants. Previously, Mr. Landis has served as the Chief Financial Officer of banks in Kansas, Arkansas and Texas including organizations with over $2 billion in assets. Prior to these positions, he was a manager in the largest CPA firm in Kansas. Mr. Landis graduated from Wichita State University in 1985 with a Bachelor’s degree in Business Administration and a major in Accounting. With Mr. Landis’s financial expertise and knowledge of Ecoark’s operations, Mr. Landis’s experience and qualifications are essential to the Board of Directors.

Gary Metzger:

Mr. Metzger has served on the Board of Directors of Ecoark since 2013. Mr. Metzger offers 40 years of product development, strategic planning, management, business development, and operational expertise. He had served as an executive at Amco International, Inc. and Amco Plastics Materials, Inc., where in 1986 he was named President for 24 years until Amco was sold to resin distribution giant Ravago Americas in December of 2011. Mr. Metzger was co-owner of Amco Plastics Materials, Inc. Since the sale of Amco, Mr. Metzger has been serving as General Manager of Amco/Ravago.

Mr. Metzger leadership and knowledge of manufacturing companies are an asset to the Board of Directors. In addition to his leadership functions, Mr. Metzger spearheaded research and development for recycled polymers, new alloy and bio-based polymer development, and introducing fragrance into polymer applications. He also developed encrypted item level bar code identification technology, anti- counterfeiting technologies, and antimicrobial technologies.

Roshan Weerasinghe – Chief Operations Officer

Mr. Weerasinghe started with Ecoark in 2014 and was promoted to Chief Operations Officer in 2015. He has experience that spans over 18 years at Wal-Mart, Ingersoll Rand Asia Pacific and Climate Control Technologies. Prior to joining Ecoark, he was the Senior Director of Compliance and Food Safety for Walmart China, working out of an office in Shenzhen, China. In 2011 and 2012, Mr. Weerasinghe had his own consulting business advising big box and small regional retailers.

He is an innovative, assertive and goal oriented executive who offers a distinguished background of successfully propelling quality programs and initiatives that spur operational growth and profitability. Mr. Weerasinghe has excellent cross-cultural communication skills honed through years of experience operating in diverse countries including United States, China, Brazil, India, Thailand, Malaysia, Mexico, and Vietnam.

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MANAGEMENT OWNERSHIP AFTER THE MERGER

The following table sets forth the beneficial ownership of the MGLT’s capital stock by our affiliates, assuming the completion of the transactions contemplated by the Merger Agreement.

Beneficial Owner	Beneficial Ownership	Percentage Voting Power
Randy S. May	10,504,462	36.2%
Greg Landis	505,248	1.7%
Gary Metzger	4,668,043	16.1%
Dr. Ashok Sood	115,300	*
Dr. Yash R. Puri	128,300	*
Total	15,921,353	54.8%

*	Less than 1%

Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of February [10], 2016, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The aforementioned voting power percentage was based on 29,049,428 shares of MGLT common stock projected to be issued and outstanding after the consummation of transactions contemplated by the Merger Agreement but not including any Units to be sold in this Offering.

Independent Registered Public Accounting Firm

Representatives of our independent registered public accounting firm, KBL, LLP, will be present at the special meeting of the stockholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

Some banks, brokers, and other nominee record holders may be participating in the practice of “house holding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to Magnolia Solar Corporation., Attn: Corporate Secretary Magnolia Solar Corporation, Attn: Corporate Secretary, 54 Cummings Park, Suite 316, Woburn, MA 01801, we will provide copies of these materials.

OTHER MATTERS

The Board of Directors does not intend to present to the Special Meeting any business other than the item stated in the “Notice of Special Meeting of Stockholders” and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to the Investors page of our corporate website at www.magnoliasolar.com. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered, may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to Magnolia Solar Corporation, Attn: Corporate Secretary, 54 Cummings Park, Suite 316, Woburn, MA 01801. Such information is also available under the Investors section of our website and from the SEC through the SEC website at the address provided above.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THE PROXY STATEMENT, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dr. Ashok K. Sood
Dr. Ashok K. Sood
President and Chief Executive Officer

March 7, 2016

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MAGNOLIA SOLAR CORPORATION

REVOCABLE PROXY SOLICITED BY THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Magnolia Solar Corporation (the “Company”) hereby revokes all previously granted proxies and appoints Dr. Yash R. Puri as his, her or its attorneys, agents and proxies, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as the undersigned has designated, all the shares of common stock of the undersigned at the Special Meeting of stockholders of the Company (the “Meeting”) to be held at the offices of the Company, 54 Cummings Park, Suite 316, Woburn, MA, 01801, at 9:00 a.m., local time on March 18, 2016, and at any and all postponements or adjournments thereof.

1.	Approval of the Name Change

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Approval of the Reverse Split

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approval of the Increase in Authorized Common Stock

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Approval of the Creation of “Blank Check” Preferred Stock

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Adjournment

☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS.

This Proxy revokes any proxy to vote such shares at the Special Meeting heretofore given by the undersigned. Please sign and date below.

The undersigned hereby ratifies and confirms all that said attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done because of this proxy, and hereby revokes any and all proxies the undersigned has given before to vote at the Special Meeting. The undersigned acknowledges receipt of the Notice of Special Meeting and the Proxy Statement which accompanies the notice.

DATED: __________, 2016
(Name)

(Signature)

(Signature, if held jointly)

Sign exactly as name(s) appear(s) on stock certificate(s). If stock is held jointly, each holder must sign. If signing is by attorney, executor, administrator, trustee or guardian, give full title as such. A corporation or partnership must sign by an authorized officer or general partner, respectively.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED TO _____________________ AT ____________________________.

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 EXHIBIT A

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

FOR NEVADA PROFIT CORPORATIONS

(Pursuant to Sections 78.385 and 78.390 – After Issuance of Stock)

1.	The Name of the Corporation is ECOARK HOLDINGS INC. (the “Corporation”).

2.	The Articles of Incorporation (the “Articles”) have been amended as follows:

Article 4 is hereby amended to increase the number of authorized shares of capital stock to 105,000,000, consisting of 100,000,000 shares of common stock , par value of $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.

The board of directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Article 4 shall also be amended by adding the following section to the end of such Article, subject to compliance with applicable law:

Effective at the date this Certificate of Amendment is filed with the Secretary of State of the State of Nevada (the "Effective Date"), each Two Hundred Fifty (250) shares of voting Common Stock issued and outstanding immediately prior to the Effective Date shall be converted and combined into one (1) share of the Corporation's voting Common Stock, with any fractional interest rounded up to the nearest whole share.

ECOARK HOLDINGS INC.

Dr. Ashok K. Sood Chief Executive Officer

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 Annex A

AGREEMENT and plan of merger

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of the 29th day of January 2016, by and among Magnolia Solar Corporation, a Nevada corporation (“MSC”), Magnolia Solar Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of MSC (the “Merger Sub”) and EcoArk, Inc., a Delaware Corporation (the “Company”). MSC, the Merger Sub and the Company are at times collectively referred to herein individually as a “Party” and collectively as the “Parties.”

PREAMBLE

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the Surviving Corporation, in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), whereby each issued and outstanding share of Common Stock, par value $0.01 per share, of the Company (the “Company Common Stock”), other than Dissenting Shares, will be converted into the right to receive a number of shares of common stock of MSC, par value $0.001 par value (“ MSC Common Stock”) determined as provided herein;

WHEREAS, the board of directors of the Company has, upon the terms and subject to the conditions set forth herein, (i) determined that the transactions contemplated by this Agreement, including the Merger, are fair to and in the best interests of the Company and its stockholders, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger and (iii) recommended that the Company’s stockholders approve this Agreement and the Merger;

WHEREAS, the boards of directors of MSC and the Merger Sub have, upon the terms and subject to the conditions set forth herein, (i) determined that the transactions contemplated by this Agreement, including the Merger, are fair to and in the best interests of MSC and the Merger Sub and their respective stockholders and (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, the Parties hereto, intending to be legally bound, hereby agree as follows:

CERTAIN DEFINITIONS

Definitions. When used in this Agreement, the following terms shall have the meanings set forth below (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Affiliate” means, with respect to any person, any other person controlling, controlled by or under common control with such person. The term “Control” as used in the preceding sentence means, with respect to a corporation, the right to exercise, directly or indirectly, more than 10% of the voting rights attributable to the shares of the controlled corporation and, with respect to any person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person.

“Amendments” shall have the meaning set forth in Section 2.35.

“Applicable Date” shall have the meaning set forth in Section 2.8.

“Balance Sheet Date” shall have the meaning set forth in Section 2.6.

“Business Day” means any day other than Saturday, Sunday and any day on which banking institutions in the United States are authorized by law or other governmental action to close.

“Certificate of Merger” shall have the meaning set forth in Section 1.2.

Annex A - 1

“Closing” shall have the meaning set forth in Section 1.2.

“Closing Date” shall have the meaning set forth in Section 1.2.

“Closing Form 8-K” shall have the meaning set forth in Section 4.9.

“Commission” means the United States Securities and Exchange Commission.

“Company Board Designees” shall have the meaning set forth in Section 5.2.

“Company Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in Control of the Company.

“Company Charter Documents” shall have the meaning set forth in Section 3.1.

“Company GAAP Financial Statements” shall have the meaning set forth in Section 3.8.

“Company Off-The-Shelf Software” shall have the meaning set forth in Section 3.16.

“Company Officer Designees” shall have the meaning set forth in Section 4.10.

“Company Properties” shall have the meaning set forth in Section 3.15(a).

“Company Related Parties” shall have the meaning set forth in Section 9.3.

“Company Stock Option” shall have the meaning set forth in Section 1.4.

“Contracts” means any and all contracts, agreements, commitment, franchises, understandings, arrangements, leases, licenses, registrations, authorizations, easements, servitudes, rights of way, mortgages, bonds, notes, guaranties, Encumbrances, evidence of indebtedness, approvals or other instruments or undertakings to which such person is a party or to which or by which such person or the property of such person is subject or bound, whether written or oral and whether or not entered into in the ordinary and usual course of the Person’s business, excluding any Permits.

“Convertible Debt” means any debt obligation of MSC that is convertible into MSC Common Stock at the option of the holder of such convertible debt or otherwise.

“Damages” means any and all damages, liabilities, obligations, penalties, fines, judgments, claims, deficiencies, losses, costs, expenses and assessments (including without limitation income and other taxes, interest, penalties and attorneys’ and accountants’ fees and disbursements).

           “Dissenting Shares” shall have the meaning set forth in Section 1.5.

“Effective Time” shall have the meaning set forth in Section 1.2.

“Encumbrances” means any and all liabilities, security interests, mortgages, pledges, hypothecations, charges, claims, options, rights to acquire, easements, adverse interests, factoring arrangements, assignments, deposit arrangements, encumbrances, restrictions, liens (statutory or other), or preferences, priorities or other security agreement or preferential arrangements of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

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“Environmental Laws” means any national, federal, provincial, state or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, consent, court order, judgment, decree, injunction, code requirement or agreement with any Governmental Authority (x) relating to pollution (or the cleanup thereof or the filing of information with respect thereto), human health or the protection of air, surface water, ground water, drinking water supply, land (including land surface or subsurface), plant and animal life or Damages for injury or loss of natural resources, or (y) concerning exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production or disposal of Regulated Substances, in each case as amended and as now or hereafter in effect. The term “Environmental Laws” includes, without limitation, any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or Damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Regulated Substance.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

 “Exchange Ratio” shall have the meaning set forth in Section 1.3.

“Expiration Date” shall have the meaning set forth in Section 9.1.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Form 8-K Business Disclosures” shall have the meaning set forth in Section 4.9.

“Form 8-K Financial Information” shall have the meaning set forth in Section 4.9.

“Forms 8-K” shall have the meaning set forth in Section 3.6.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination.

“GAAP Financial Statements” shall have the meaning set forth in Section 2.6.

“Governmental Authority” means any nation or country (including, but not limited to, the United States) and any commonwealth, territory or possession thereof and any government or governmental or regulatory, legislative, executive authority thereof, or commission, department or political subdivision thereof, whether federal, state, provincial, regional, municipal, local or foreign, or any department, board, bureau, agency, instrumentality or authority thereof, or any court or arbitrator (public or private), including, but not limited to, the Commission and FINRA.

“Initial Form 8-K” shall have the meaning set forth in Section 4.7.

“Intellectual Property” means all domestic or foreign rights in, to and concerning: (i) inventions and discoveries (whether patented, patentable or unpatentable and whether or not reduced to practice), including ideas, research and techniques, technical designs, and specifications (written or otherwise), improvements, modifications, adaptations, and derivations thereto, and patents, patent applications, inventor’s certificates, and patent disclosures, together with divisions, continuations, continuations-in-part, revisions, reissuances and reexaminations thereof; (ii) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, trade dress, logos, symbols, trade names, assumed names, fictitious names, corporate names and other indications or indicia of origin, including translations, adaptations, derivations, modifications, combinations and renewals thereof; (iii) published and unpublished works of authorship, whether copyrightable or not (including databases and other compilations of data or information), copyrights therein and thereto, moral rights, and rights equivalent thereto, including but not limited to, the rights of attribution, assignation and integrity; (iv) trade secrets, confidential and/or proprietary information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, schematics, designs, discoveries, drawings, prototypes, specifications, hardware configurations, customer and supplier lists, financial information, pricing and cost information, financial projections, and business and marketing methods plans and proposals) (collectively “Trade Secrets”); (v) computer software, including programs, applications, source and object code, data bases, data, models, algorithms, flowcharts, tables and documentation related to the foregoing; (vi) other similar tangible or intangible intellectual property or proprietary rights, information and technology and copies and tangible embodiments thereof (in whatever form or medium); (vii) all applications to register, registrations, restorations, reversions and renewals or extensions of the foregoing; (viii) internet domain names; and (ix) all the goodwill associated with each of the foregoing and symbolized thereby; and (x) all other intellectual property or proprietary rights and claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof.

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“KBL” shall have the meaning set forth in Section 3.8.

“Knowledge” means with respect to any Person, (x) such Person is actually aware of such fact or matter or (y) such Person should reasonably have been expected to discover or otherwise become aware of such fact or matter after reasonable investigation, and for purposes hereof it shall be assumed that such Person has conducted a reasonable investigation of the accuracy of the representations and warranties set forth herein.

“Legal Proceeding” means any private or governmental action, suit, complaint, arbitration, mediation, legal or administrative proceeding or investigation.

“Legal Requirements” means any and all laws (statutory, judicial or otherwise), ordinances, regulations, judgments, orders, directives, injunctions, writs, decrees or awards of, and any Contracts with, any Governmental Authority, in each case as and to the extent applicable to such person or such person’s business, operations or Properties.

“Liability” means any liability, obligation or indebtedness of whatever kind or nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“Material Adverse Effect” means any change, event, development, or effect that is materially adverse to the business, Liabilities, Properties, results of operations, condition (financial or otherwise) or working capital of MSC or the Company, as the case may be, or the ability of any Party to consummate on a timely basis the Transactions; provided, however, that none of the following shall be deemed to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (a) any adverse change, event, development, or effect arising from or relating to the taking of any action contemplated by this Agreement, and (b) any adverse change in or effect on the business of MSC or the Company, as the case may be, that is cured by such Party before the Closing Date.

“Merger Sub Charter Documents” shall have the meaning set forth in Section 2.1.

“MSC Charter Documents” shall have the meaning set forth in Section 2.1.

“MSC Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in Control of MSC.

“MSC Leased Property” shall have the meaning set forth in Section 2.14.

“MSC Off-The-Shelf Software” shall have the meaning set forth in Section 2.15.

“MSC Meeting” shall have the meaning set forth in Section 3.28.

“MSC Related Parties” shall have the meaning set forth in Section 9.3.

“MSC Shareholder Approval” shall mean the affirmative vote (in person or by proxy) of all the Amendments by the holders of a majority of the outstanding shares of MSC Common Stock at the MSC Meeting.

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“Permits” means any and all permits, rights, approvals, licenses, authorizations, legal status, orders or Contracts under any Legal Requirement or otherwise granted by any Governmental Authority.

“Permitted Encumbrances” means the following Encumbrances with respect to the properties and assets of the Company: (i) Encumbrances for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on the Company’s books; (ii) Encumbrances of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of the Company’s business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on ’s books; (iii) Encumbrances incurred in the ordinary course of the Company’s business in connection with workmen’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of the Company’s business or to secure obligations on surety or appeal bonds; and (iv) easements, restrictions and other minor defects of title which are not, in the aggregate, material and which do not, individually or in the aggregate, materially and adversely affect the value of or the Company’s use or occupancy of the property affected thereby.

“Person” means any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any governmental or political subdivision or any agency, department or instrumentality thereof.

“Properties” means any and all properties and assets (real, personal or mixed, tangible or intangible) owned or used by the Company, MSC, an MSC Control Person and/or a Company Control Person.

 “Proxy Statement” shall have the meaning set forth in Section 2.35.

“Purchase Right” with respect to any Person means any security, right, subscription, warrant, option or other Contract that gives the right to purchase or otherwise receive or be issued any shares of capital stock or other equity interests of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock or other equity interests of such Person.

“Regulated Substances” means pollutants, contaminants, hazardous or toxic substances, compounds or related materials or chemicals, hazardous materials, hazardous waste, flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products (including, but not limited to, waste petroleum and petroleum products) as regulated under applicable Environmental Laws.

“Reverse Split” shall have the meaning set forth in Section 2.35.

“SEC Reports” means all reports required to be filed by MSC with the Commission pursuant to the Securities Act and the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Schedules” mean the schedules identified in this Agreement provided by the disclosing party to the receiving party.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity's gains or losses or shall be or control any managing director or general partner of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.

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“Tax” means any and all taxes, charges, fees, levies or other assessments, including, without limitation, local and/or foreign income, net worth, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, share capital, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, service, service use, transfer, registration, recording, ad-valorem, value-added, alternative or add-on minimum, estimated, or other taxes, assessments or charges of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Return” means any federal, state, local and foreign tax return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority responsible for the administration of any Tax.

“Termination Fee” shall have the meaning set forth in Section 9.3.

“Transaction Documents” means this Agreement and each other agreement, document, instrument or certificate to be executed by or on behalf of MSC, Merger Sub or the Company in connection with the consummation of the transactions contemplated hereby.

“Surviving Corporation” shall have the meaning set forth in Section 1.1.

“Transactions” means the transactions contemplated by this Agreement.

“Uncured Inaccuracy” with respect to a representation or warranty of a Party to the Agreement as of a particular date shall be deemed to exist only if such representation or warranty shall be inaccurate as of such date as if such representation or warranty were made as of such date, and the inaccuracy in such representation or warranty shall not have been cured since such date; provided, however, that if such representation or warranty by its terms speaks as of the date of the Agreement or as of another specific date, then there shall not be deemed to be an Uncured Inaccuracy in such representation or warranty unless such representation or warranty shall have been inaccurate as of the date of the Agreement or such other specific date, respectively, and the inaccuracy in such representation or warranty shall not have been cured since such date.

Recitals. The above WHEREAS clauses are hereby incorporated by reference into this Agreement as if fully stated herein.

Construction and Interpretation. Unless the context of this Agreement otherwise requires, (i) words of any gender include the other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; and (v) the word “including” does not imply any limitation to the item or matter mentioned.

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ARTICLE I

THE MERGER; OTHER MATTERS

1.1	The Merger

(a)          Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the Delaware General Corporate Laws (the “DGCL”), at the Effective Time, the Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of the Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”). The Merger shall have the effects set forth in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and the Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and the Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

(b)          The Certificate of Incorporation of the Surviving Corporation from and after the Effective Time shall be the Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the DGCL The Bylaws of the Surviving Corporation from and after the Effective Time shall be the Bylaws of the Company as in effect immediately prior to the Effective Time, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Corporation and as provided by the DGCL.

(c)          The directors of the Company immediately prior to the Effective Time shall, from and after the Effective Time, become the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time, from and after the Effective Time, shall continue as the officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

(d)          If at any time after the Effective Time, the Surviving Corporation shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or the Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or the Merger Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

1.2	Closing and Effective Time.

(a)          The closing of the Merger (the “Closing”) shall take place at the offices of Sichenzia Ross Friedman Ference LLP not later than five (5) business days after all of the conditions to closing specified in this Agreement (other than those conditions requiring the execution or delivery of a Document or the taking of some action at the Closing) have been fulfilled or waived by the Party entitled to waive that condition; provided, however, that the Closing may take place other means as may be mutually agreed upon in advance by the Parties. The date on which the Closing is held is referred to in this Agreement as the “Closing Date.”

(b)          The effective time of the Merger (the “Effective Time”) shall occur upon the filing with the (i) Secretary of State of the State of Delaware Certificate of Merger (the “Certificate of Merger”) substantially in the form of Exhibit A appended hereto and executed in accordance with the applicable provisions of the DGCL, or (ii) at such later time as may be agreed to by MSC and the Company and specified in the Certificate of Merger. Provided that this Agreement has not been terminated pursuant to Article IX, the Parties shall cause the Certificate of Merger to be filed as soon as practicable after the Closing.

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1.3	Conversion of Securities

At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub or the Company, the shares of capital stock of each of the Company and the Merger Sub shall be converted as follows:

(a)          Capital Stock of Merger Sub. Each issued and outstanding share of Merger Sub’s common stock shall continue to be issued and outstanding and shall be converted into one share of validly issued, fully paid, and non-assessable common stock of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

(b)          Capital Stock of Company. Each share of Company Common Stock that is issued and outstanding at the Effective Time, as set forth in Section 3.7, other than Dissenting Shares, shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive 0.5 shares of MSC Common Stock (the “Exchange Ratio”) for each share of Company Common Stock. All such Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the MSC Common Stock paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

1.4          Treatment of Company Stock Options and Convertible Notes. (a) Each option to purchase common stock of the Company (“Company Stock Option”) shall be deemed to constitute an option to purchase, on the same terms, conditions and restrictions as were applicable under such Company Stock Option (including the vesting schedule) without any change thereto (including any acceleration of vesting except as otherwise required by the terms of the agreements listed in the Schedules hereto) resulting from the Merger, that number of shares of MSC Common Stock which is equal to the number of shares of Company Common Stock that were subject to such Company Stock Option immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number (after taking into account all Company Stock Options held by the holder of such Company Stock Option), at an exercise price per share of MSC Common Stock equal to the amount determined by dividing the exercise price per share of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting number up to the nearest whole cent.

(b)          Each convertible note to purchase common stock of the Company shall be deemed to constitute an convertible note to purchase, on the same terms, conditions and restrictions as were applicable under such Company Stock Convertible note (including the vesting schedule) without any change thereto (including any acceleration of vesting except as otherwise required by the terms of the agreements listed in the Schedules hereto) resulting from the Merger, that number of shares of MSC Common Stock which is equal to the number of shares of Company Common Stock that were subject to such Company Stock Convertible note immediately prior to the Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole number (after taking into account all Company Stock Convertible notes held by the holder of such Company Stock Convertible note), at an exercise price per share of MSC Common Stock equal to the amount determined by dividing the exercise price per share of Company Common Stock subject to such Company Stock Convertible note immediately prior to the Effective Time by the Exchange Ratio, and rounding the resulting number up to the nearest whole cent.

1.5          Dissenting Shares. Notwithstanding anything to the contrary in this Agreement, if appraisal rights are available to holders of the Company Common Stock pursuant to Section 262 of the DGCL (“Section 262”), each outstanding share of Company Common Stock, the holder of which has demanded and perfected his demand for appraisal of the fair value of such shares in accordance with Section 262 and has not effectively withdrawn or lost his right to such appraisal (the “Dissenting Shares”), shall not be converted into or represent a right to receive the MSC Common Stock, but the holder thereof shall be entitled only to such rights as are granted by Section 262. The Company shall give MSC prompt notice upon receipt of any such written demands for appraisal of the fair value of shares of Company Common Stock and of withdrawals of such demands and any other instruments provided to the Company pursuant to Section 262.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES OF MSC

MSC and Merger Sub hereby jointly represent and warrant to the Company as of the date hereof and as of the Closing Date that:

2.1         Corporate Organization. MSC and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, which in the case of MSC is Nevada, and in the case of Merger Sub is Delaware, and has full corporate power and authority to carry on its business as it is now being conducted and to own the Properties it now owns, all of which Properties are listed on Schedule 2.1(a), and (ii) is duly qualified or licensed to do business as a foreign corporation in good standing in such other states in which it does business, except where such failure to be so qualified or licensed does not have a material adverse effect on MSC’s or the Subsidiary’s business; MSC and each of its Subsidiaries is duly and properly registered pursuant to applicable state laws and regulations in all states where the conduct of MSC’s and/or each of its Subsidiaries business as presently conducted requires such registration. The copies of the Articles of Incorporation and Bylaws of MSC (the “MSC Charter Documents”) and Certificate of Incorporation and Bylaws of Merger Sub (the “Merger Sub Charter Documents”) to be provided by MSC to the Company hereunder are complete and correct copies of such instruments as presently in effect.

2.2         Authority. MSC and Merger Sub each has the corporate power and the authority to execute, deliver and perform this Agreement and each other Transaction Document to which it is party and to carry out the Transactions. The execution, delivery and performance of this Agreement by MSC and Merger Sub have been duly authorized by their respective boards of directors. No other corporate proceedings on the part of MSC or Merger Sub are necessary to authorize the execution, delivery and performance of this Agreement and the performance of the Transactions other than the filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the DGCL. This Agreement has been duly executed and delivered by MSC and Merger Sub and, assuming due execution and delivery hereof by the Company, is a valid and legally binding agreement of each of the Parties hereto, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors’ rights, to general equity principles, and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

2.3         Capitalization. As of the date hereof, the authorized capital stock of MSC consists of (i) 75,000,000 shares of MSC Common Stock and (ii) no shares of preferred stock. As of the date hereof (i) 49,004,912 shares of MSC Common Stock are issued and outstanding, and (ii) no shares of MSC Common Stock are held by MSC in its treasury. As of the Closing Date, the authorized capital stock of MSC shall consist of (i) 100,000,000 shares of MSC Common Stock and (ii) 5,000,000 shares of “blank check” preferred stock. As of the Closing Date (subject to rounding for fractional shares in connection with the Reverse Split): (i) no more than 1,353,362 shares of MSC Common Stock shall be issued and outstanding on a fully diluted basis, (ii) no shares of MSC Common Stock shall be held by MSC in its treasury, and (iii) no shares of preferred stock of MSC shall be issued or outstanding. After giving effect to the issuance of the MSC Common Stock to the shareholders of the Company pursuant to the Merger (subject to rounding for fractional shares in connection with the Reverse Split ), current shareholders of MSC will own 4.66% of the shares of MSC Common Stock (1,353,362 of 29,048,428) issued and outstanding, and the current shareholders of the Company will own the remaining 95.34% (27,696,066 of 29,048,428) of such shares where each such figure is calculated on a fully diluted basis. As of the date hereof, the Merger Sub has 100 shares issued and outstanding.

Other than as set forth above or on Schedule 2.3 hereto, no shares of capital stock or other voting or non-voting securities of MSC are issued, reserved for issuance or outstanding. All outstanding shares of the capital stock of MSC are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any Purchase Right, right of first refusal, preemptive right, subscription right or any similar right under any provision of the applicable corporate laws of the State of Nevada, the MSC Charter Documents, or any Contract to which MSC is a party or otherwise bound. Except as contemplated by this Agreement or as set forth on Schedule 2.3, there are no oral and/or written, direct and/or indirect options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which MSC is a party or by which it is bound; (a) obligating MSC to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, MSC, (b) obligating MSC to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (c) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of MSC. As of the date of this Agreement, but excepting the Merger, there are no outstanding contractual obligations of MSC to repurchase, redeem or otherwise acquire any shares of capital stock of MSC. To MSC’s Knowledge, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of MSC issued prior to the Closing complied with all applicable federal and state securities laws and MSC has not been notified by the Commission, FINRA, any state securities commission or any other Governmental Authority of the absence of compliance by MSC with any federal and state securities laws or other Legal Requirements. No shareholder has a matured and/or unmatured right of rescission or claim for Damages with respect thereto.

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2.4         Consents; Permits; Defaults. No notification to and no authorization, consent, approval, license, permit, registration, declaration, filing or order of any Governmental Authority is required by or with respect to, MSC or Merger Sub in connection with the execution, delivery and performance of this Agreement and/or the Transaction Documents by MSC and Merger Sub, except for the filing of the Certificate of Merger and any filing required to be made with the Commission and under state blue sky laws. MSC and Merger Sub have all Permits required in connection with the operation of its business as presently conducted, except for those that the absence of which do not affect and will not affect, materially and adversely, the business, financial condition or the results of operations of MSC or Merger Sub. All such Permits are listed on Schedule 2.4. No notice has been issued and no investigation, inquiry or review is pending or, to MSC’s or Merger Sub’s Knowledge, threatened by any Governmental Authority with respect to (i) any alleged violation by MSC or Merger Sub of any law, ordinance, regulation, order, policy, guideline or any other Legal Requirement of any Governmental Authority, or (ii) any alleged failure to have all permits, certificates, licenses, approvals and other authorizations required in connection with the operation of the business of MSC and Merger Sub. There are no defaults, and neither MSC or Merger Sub have any Knowledge of any reason why any default will occur hereafter, whether as a result of the consummation of the Merger or the other Transactions or otherwise, in any obligation to be performed by any party to a Contract to which MSC or Merger Sub is a party or by which it is bound.

2.5         No Conflict. None of the execution, delivery or performance of this Agreement by MSC and Merger Sub, the consummation by MSC and Merger Sub of the Merger or any other transaction contemplated by this Agreement, or compliance by MSC and Merger Sub with any of the provisions of this Agreement will (with or without notice or lapse of time, or both): (a) conflict with or violate any provision of the MSC Charter Documents or Merger Sub Charter Documents; (b) assuming that all consents, approvals, authorizations and permits described in Section 2.4 have been obtained and all filings and notifications described in Section 2.4 have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Legal Requirement applicable to MSC or Merger Sub or (c) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Encumbrance upon any of the respective properties or assets of MSC or Merger Sub pursuant to any Contract or permit to which MSC or Merger Sub is a party or by which it or any of its properties or assets may be bound or affected, except, with respect to clauses (b) and (c), for any such conflicts, violations, consents, breaches, losses, defaults, other occurrences or Encumbrances which, individually or in the aggregate, have not had a Material Adverse Effect on MSC or Merger Sub.

2.6         Financial Statements.

(a)            MSC has delivered or made available (for purposes of this section, filings that are publicly available prior to the date hereof on the EDGAR system of the Commission under the name of MSC are deemed to have been made available) to the Company: (i) a true and complete copy of MSC’s unaudited consolidated balance sheet as of September 30, 2015 (the “Balance Sheet Date”) and the related unaudited consolidated statements of operations and statements of cash flows for the nine month periods then ended and (ii) a true and complete copy of MSC’s audited balance sheets as of December 31, 2014 and December 31, 2013 and the related audited statements of operations, statements of cash flows and statement of changes in stockholders’ deficit for each of the years ended December 31, 2014 and December 31, 2013, prepared in accordance with GAAP, together with the report of KBL, LLP, MSC’s independent registered public accounting firm (“KBL”), (such statements, including the related notes and schedules thereto, are referred to herein as the “GAAP Financial Statements”). The GAAP Financial Statements have been prepared from, are in accordance with, and accurately reflect, the books and records of MSC, comply in all material respects with applicable accounting requirements in the case of the GAAP Financial Statements; fairly present in all material respects the financial position and the results of operations and cash flows (and changes in financial position, if any) of MSC as of the times and for the periods referred to therein (subject, in the case of unaudited statements, to normally recurring year-end adjustments that are not material either individually or in the aggregate and the absence of footnotes). The GAAP Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as set forth in the notes thereto). The GAAP Financial Statements are in form appropriate for filing with the Commission.

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(b)           KBL, which has certified MSC’s GAAP Financial Statements and related schedules, is an independent registered public accounting firm with respect to MSC as required by the Securities Act and the rules and regulations promulgated thereunder and the Public Company Accounting Oversight Board (United States).

(c)           There are no relationships or services, or any other factors that may affect the objectivity and independence of KBL under applicable auditing standards. KBL has not performed any non-audit services for any Person related to MSC.

(d)           The Merger Sub does not have any financial statements.

2.7	Contracts.

(a)          Schedule 2.7(a) contains an accurate and complete list and terms of all Contracts of MSC and its Subsidiaries. Other than as set forth on such otherwise set forth on Schedule 2.7(a), neither MSC nor any of its Subsidiaries is a party to or bound by any of the following, whether written or oral:

(i)           Any Contract that cannot by its terms be terminated by MSC or its Subsidiaries with thirty (30) days’ or less notice without penalty or whose term continues beyond one year after the date of this Agreement;

(ii)          Any Contract or commitment for capital expenditures by MSC or its Subsidiaries in excess of $10,000 per calendar quarter in the aggregate;

(iii)         Any lease or license with respect to any Properties, whether as landlord, tenant, licensor or licensee;

(iv)         Any Contract or other instrument relating to the borrowing of money or the guarantee of any obligation or the deferred payment of the purchase price of any Properties;

(v)          Any Contract with any Affiliate of MSC or its Subsidiaries relating to the provision of goods or services by or to MSC;

(vi)        Any Contract for the sale of any assets;

(vii)        Any Contract that purports to limit MSC’s or its Subsidiaries’ freedom to compete freely in any line of business or in any geographic area;

(viii)       Any preferential purchase right, right of first refusal, or similar agreement; or

(ix)          Any other Contract that is material to the business of MSC or its Subsidiaries.

(b)          All of the Contracts listed or required to be listed in Schedule 2.7(a) are valid, binding and in full force and effect, and neither MSC nor its Subsidiaries has been notified or advised by any party thereto of such party’s intention or desire to terminate or modify any such Contract in any respect. Neither MSC nor, to the Knowledge of MSC, any other party is in breach of any of the terms or covenants of any Contract listed or required to be listed on Schedule 2.7(a). Following the Closing, MSC and its Subsidiaries will continue to be entitled to all of the benefits currently held by MSC and its Subsidiaries under each Contract listed or required to be listed on Schedule 2.7(a).

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(c)          Neither MSC nor its Subsidiaries is a party to or bound by any Contract or Contracts the terms of which were arrived at by, or otherwise reflect, less-than-arm’s-length negotiations or bargaining.

2.8	Absence of Certain Changes or Events.

(a)          Since December 31, 2014 (the “Applicable Date”), there has not been:

(i)            any event, circumstance or change that had or might have a material adverse effect on the business, operations, prospects, Properties, financial condition or working capital of MSC or is Subsidiaries;

(ii)           any damage, destruction or loss (whether or not covered by insurance) that had or might have a material adverse effect on the business, operations, prospects, Properties or financial condition of MSC or is Subsidiaries; or

(iii)          any material adverse change in MSC’s or its Subsidiaries’ sales patterns, pricing policies, accounts receivable or accounts payable.

(b)          Since the Applicable Date, MSC and its Subsidiaries have not:

(i)            merged into or with or consolidated with, any other corporation or acquired the business or assets of any Person;

(ii)           purchased any securities of any Person;

(iii)          created, incurred, assumed, guaranteed or otherwise become liable or obligated with respect to any Liabilities, or made any loan or advance to, or any investment in, any person, except in each case in the ordinary course of business;

(iv)          made any change in any existing election, or made any new election, with respect to any tax law in any jurisdiction which election could have an effect on the tax treatment of MSC or its Subsidiaries’ business operations;

(v)           entered into, amended or terminated a Contract;

(vi)          sold, transferred, leased, mortgaged, encumbered or otherwise disposed of, or agreed to sell, transfer, lease, mortgage, encumber or otherwise dispose of, any Properties.

(vii)         settled any claim or litigation, or filed any motions, orders, briefs or settlement agreements in any proceeding before any Governmental Authority or any arbitrator;

(viii)        incurred or approved, or entered into any Contract, agreement or commitment to make, any expenditure in excess of $50,000;

(ix)          maintained its records and/or any other books of account other than in the usual, regular and ordinary manner in accordance with GAAP and on a basis consistent with prior periods or made any change in any of its accounting methods or practices that would be required to be disclosed under GAAP;

(x)           granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any bonus, profit-sharing or other plan or commitment);

(xi)          suffered any extraordinary losses or waived any rights of material value;

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(xii)          made any payment to any Affiliate or forgiven any indebtedness due or owing from any Affiliate to MSC or its Subsidiaries;

(xiii)        engaged in any one or more activities or transactions with an Affiliate or outside the ordinary course of business;

(xiv)        declared, set aside or paid any dividends, or made any distributions or other payments in respect of its equity securities, or repurchased, redeemed or otherwise acquired any such securities;

(xv)         amended its Articles of Incorporation or Bylaws or other charter documents; or

(xvi)        agreed or committed to do any of the foregoing.

2.9          Absence of Undisclosed Liabilities and Agreements. MSC does not have any debt, loss, damage, adverse claim, liability or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise) which are not accurately reflected or provided for in the balance sheet dated as of the Balance Sheet Date included within the GAAP Financial Statements (whether or not they are required to be disclosed under GAAP), other than (a) those incurred in the ordinary course of MSC’s business since Applicable Date and (b) those material obligations arising subsequent to the date hereof pursuant to the express terms of executory Contracts, which executory Contracts (to the extent such Contracts are material to the business of MSC) are identified on Schedule 2.9. Neither MSC nor any of its officers or directors has effected any securitization transactions or “off-balance sheet arrangements” (as defined in Item 303(c) of Regulations S-K of the Commission) since December 31, 2014. Except as set forth on Schedule 2.9, as of the Closing MSC and its Subsidiaries will have no Liabilities.

2.10        Compliance with Legal Requirements. The business of MSC has been operated in compliance with all laws, ordinances, rules, regulations and orders of all Governmental Authorities and the OTCQB, except where such failure would not have a material adverse effect on MSC or its business. MSC has filed all reports and statements, including but not limited to the SEC Reports, together with any amendments required to be made with respect thereto, that it was required to file with any Governmental Authority or any other body having jurisdiction over MSC’s operations. MSC has not received any written communication from a Governmental Authority that alleges that MSC is not in compliance with any federal, state, local or foreign laws, ordinances and regulations or has not made all of the filings required by all such authorities, organizations and agencies.

2.11	Tax Matters.

(a)           All Tax Returns required to be filed by or on behalf of MSC and its Subsidiaries have been duly and timely filed with the appropriate Taxing Authority in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns are true, complete and correct in all material respects. All Taxes payable by or on behalf of MSC and its Subsidiaries (whether or not shown on any Tax Return) have been fully and timely paid. With respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due or owing, MSC has made due and sufficient accruals for such Taxes in the GAAP Financial Statements and in its books and records. All required estimated Tax payments sufficient to avoid any underpayment penalties or interest have been made by or on behalf of MSC. MSC and its Subsidiaries have complied in all material respects with all applicable Legal Requirements relating to the payment and withholding of Taxes in connection with amounts paid or owing to any employee, independent contractor, creditor, equity owner or other third party and have duly and timely withheld and paid over to the appropriate Taxing Authority all amounts required to be so withheld and paid under all applicable Legal Requirements.

(b)           MSC has delivered to the Company complete copies of (i) all federal, state, local and foreign income or franchise Tax Returns of MSC and its Subsidiaries relating to the taxable periods since January 1, 2012 and (ii) any audit report issued within the last three (3) years relating to any Taxes due from or with respect to MSC. Schedule 2.11(b) lists each such audit. To MSC’s Knowledge, there are no audits or investigations of MSC or its Subsidiaries by any Taxing Authority in progress, nor has MSC or its Subsidiaries received any notice from any Taxing Authority that it intends to conduct such an audit or investigation. No claim has been made by a Taxing Authority in a jurisdiction where MSC or its Subsidiaries do not file Tax Returns to the effect that MSC or its Subsidiaries is or may be subject to taxation by that jurisdiction. There are no Encumbrances on any of the assets of MSC or its Subsidiaries arising as a result of any failure (or alleged failure) to pay any Tax. MSC has disclosed on its federal income Tax Returns all positions taken therein that could give rise to substantial understatement of federal income Tax within the meaning of Section 6662 of the Code, and MSC has not participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).

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(c)           MSC and its Subsidiaries have not (i) requested any extension of time within which to file any Tax Return, which Tax Return has since not been filed, (ii) granted any extension for the assessment or collection of Taxes, which Taxes have not since been paid, or (iii) granted to any Person any power of attorney that is currently in force with respect to any Tax matter. Neither MSC nor its Subsidiaries is a foreign person within the meaning of Sections 7701(a) (1) and 7701(a) (5) of the Code. MSC and its Subsidiaries have never been a shareholder of any consolidated, combined, affiliated or unitary group of corporations for any Tax purposes. Neither MSC nor its Subsidiaries is a party to any Tax allocation or Tax sharing agreement nor has any liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Legal Requirement), as a transferee or successor, by contract, or otherwise.

(d)           Neither MSC nor its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that obligates it to make any payments that are not deductible under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”). Neither MSC nor its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(a)(ii) of the Code.

2.12       Absence of Questionable Payments. Neither MSC nor any Subsidiary, Affiliate, director, officer, employee, agent, representative or other Person acting on behalf of MSC or its Subsidiaries has: (i) used any funds for contributions, payments, gifts or entertainment, or made any expenditures relating to political activities of foreign, federal, state or local government officials or others in violation of any Legal Requirement (including the Foreign Corrupt Practices Act of 1977, as amended), or (ii) accepted or received any unlawful contributions, payments, gifts or expenditures.

2.13       Litigation. There is no claim, action, suit or proceeding pending or, to the Knowledge of MSC or its Subsidiaries, threatened against any of MSC, its Subsidiaries, or its Properties which, if adversely determined, will affect or can reasonably be expected to affect materially and adversely, MSC or its Subsidiaries, or which seeks to prohibit, restrict or delay consummation of the Transactions or any of the conditions to consummation of such Transaction, nor is there any judgment, decree, injunction, ruling or order of any court, Governmental Authority, including, but not limited to, the Commission, any commission, agency or instrumentality or arbitrator outstanding against MSC having, or which may in the future have, any such effect. Neither MSC nor any Affiliate thereof is under investigation with respect to, any violation of any provision of any federal or state law or administrative regulation in respect of the business of MSC or its Subsidiaries. Neither MSC nor its Subsidiaries is a party to or bound by any judgment, decree, injunction, ruling or order of any Governmental Authority or any other person which has affected or may affect materially and adversely the MSC Common Stock to be issued to the shareholders of the Company pursuant to the Merger.

2.14	Title to Property.

(a)           Personal Property. MSC has delivered to the Company true, correct and complete copies of the all leases of personal property used in the business of MSC and its Subsidiaries, together with all amendments, modifications or supplements thereto. Each of such leases is in full force and effect and MSC and its Subsidiaries have not received or given any notice of any default or event that with notice or lapse of time, or both, would constitute a default by MSC or its Subsidiaries under any of such leases and, to the Knowledge of MSC, no other party is in default thereof. All material items of personal property used in the business of MSC and its Subsidiaries are in good operating condition and fit for operation in the ordinary course of MSC’s and its Subsidiaries’ business (subject to normal wear and tear) with no defects that could reasonably be expected to interfere with the conduct of the normal operation of such items and are suitable for the purposes for which they are currently being used.

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(b)           Real Property.

(i)            Neither MSC nor its Subsidiaries own any real property. MSC and its Subsidiaries’ only leased property are the properties in Woburn, Massachusetts (collectively, the “MSC Leased Property”).

(ii)           All real estate Taxes for which MSC or its Subsidiaries is responsible with respect to any MSC Leased Property (and which are not otherwise incorporated into payments made under any lease), have been paid in full, as and when due.

2.15	Intellectual Property.

(a)           Schedule 2.15(a) sets forth an accurate and complete list of the MSC Intellectual Property as follows: (i) all patents, marks and copyrights owned by, controlled by or filed in the name of MSC or its Subsidiaries that have been issued or registered in any jurisdiction, or for which an application to issue or register the rights in such Intellectual Property has been filed in any jurisdiction, (ii) all marks owned by MSC or its Subsidiaries that are material to their business but that are not registered or subject to an application to register and (iii) all software that is owned exclusively by MSC or its Subsidiaries that is material to the operation of the business of MSC or its Subsidiaries as presently conducted and presently proposed to be conducted by MSC or its Subsidiaries. Schedule 2.15(a) lists the jurisdictions in which each such item of MSC Intellectual Property has been issued or registered or in which any such application for such issuance and registration has been filed, and the name of the owner of each such registration or application. To the Knowledge of MSC, all of MSC’s patents are valid.

(b)           Except as set forth on Schedule 2.15(b), MSC and its Subsidiaries own or possess adequate rights to use all Intellectual Property necessary to carry on the their businesses. MSC and its Subsidiaries have taken all steps necessary to perfect their ownership of and interest in their Intellectual Property.

(c)           MSC’s and its Subsidiaries’ products and services, and the conduct of the business of MSC and its Subsidiaries as presently conducted do not infringe, violate or constitute an unauthorized use or misappropriation of any Intellectual Property Right or other similar right, or any contractual right, of any Person.

(d)           Except as set forth on Schedule 2.15(d), each item of MSC’s Intellectual Property that has been issued and registered in any jurisdiction by MSC or its Subsidiaries is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such registered MSC Intellectual Property have been paid and all necessary documents and certificates in connection with such registered Intellectual Property owned by MSC or its Subsidiaries have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such registered Intellectual Property.

(e)           Except as set for in Schedule 2.15(e), no other Person has any rights to any material Intellectual Property owned by MSC or its Subsidiaries.

(f)           Except with respect to licenses of generally available, commercial, off-the-shelf software licensed pursuant to standardized end-user or enterprise licenses for software in object code format available for a license fee of no more than $5,000 (collectively, “MSC Off-The-Shelf Software”), and except pursuant to the Intellectual Property Licenses listed in Schedule 2.15(f) or as reflected in the GAAP Financial Statements, neither MSC nor its Subsidiaries is under any liability whatsoever to make any payments or provide any other consideration, to any Person with respect to MSC’s or its Subsidiaries use of any Intellectual Property in connection with the conduct of the business of MSC and its Subsidiaries as presently conducted.

(g)           Schedule 2.15(g) sets forth a complete and accurate list of all Contracts to which MSC and its Subsidiaries is a party (other than licenses to MSC or its Subsidiaries of MSC Off-The-Shelf-Software) that (i) grant any Intellectual Property licenses to or from MSC or its Subsidiaries, (ii) contain a covenant not to compete or otherwise limit MSC’s or its Subsidiaries ability to use or exploit fully any of the MSC Intellectual Property, or (iii) contain an agreement by MSC or its Subsidiaries to indemnify any other Person against any claim of infringement of, violation, misappropriation or unauthorized use of any intellectual property rights of any third Person. MSC has delivered to the Company true, correct and complete copies of each Contract set forth on Schedule 2.15(g), together with all amendments, modifications or supplements thereto. All MSC Intellectual Property licenses are valid, binding and enforceable agreements, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors’ rights.

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(h)           MSC has taken all commercially reasonable steps to protect the secrecy and confidentiality of all Trade Secrets of MSC and its Subsidiaries.

(i)            Except as set forth on Schedule 2.15(i), MSC and its Subsidiaries is not, or has not been at any time during the five (5) years prior to the date hereof, the subject of any pending or, to the Knowledge of MSC, threatened Legal Proceedings which involve a claim of infringement, misappropriation, unauthorized use or violation of any Intellectual Property rights of any Person, or challenging MSC’s or its Subsidiaries ownership, use, validity or enforceability of any Intellectual Property. Except as set forth on Schedule 2.15(i), MSC and its Subsidiaries have not received notice of any such threatened claim and to the Knowledge of MSC, there are no facts or circumstances that would form the basis for any such claim. To MSC’s Knowledge, all of MSC’s and its Subsidiaries’ rights in and to their Intellectual Property are valid and enforceable in all material respects.

(j)            To the Knowledge of MSC, no Person is infringing, violating, misusing or misappropriating any MSC Intellectual Property, and no claims of such infringements, violations, misuse or misappropriations have been made against any Person by any of the Persons in MSC or its Subsidiaries.

(k)           Except as set forth on Schedule 2.15(k), no present or former employee or consultant of MSC or its Subsidiaries has any right, title, or interest, directly or indirectly, in whole or in part, in any MSC Intellectual Property owned or used by any of the Persons in MSC or its Subsidiaries. To the Knowledge of MSC, no employee, consultant or independent contractor of any of the Persons in MSC or its Subsidiaries is, as a result of or in the course of such employee, consultant or independent contractor’s engagement by MSC, in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of invention agreement or similar agreement. Each employee of and consultant to MSC and its Subsidiaries is bound by a non-disclosure and assignment of inventions agreement, copies of which have been made available to the Company.

(l)            MSC and its Subsidiaries have at all times complied in all material respects with all applicable Legal Requirements, as well as its own rules, policies, and procedures, relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by MSC in the conduct of its business. No claims have been asserted or, to MSC’s Knowledge, threatened against any Person in MSC or its Subsidiaries alleging a violation of any Person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any Legal Requirement or rule, policy, or procedure related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by MSC or its Subsidiaries in the conduct of the their businesses. Each Person in MSC and its Subsidiaries takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.

2.16        Banks. Schedule 2.16 sets forth (i) the name of each bank, trust company or other financial institution and stock or other broker with which MSC or its Subsidiaries has an account, credit line or safe deposit box or vault, (ii) the names of all persons authorized to draw thereon or to have access to any safe deposit box or vault, (iii) the purpose of each such account, safe deposit box or vault, and (iv) the names of all persons authorized by proxies, powers of attorney or other like instrument to act on behalf of MSC and its Subsidiaries in matters concerning any of its business or affairs. No such proxies, powers of attorney or other like instruments are irrevocable. MSC has furnished the Company with true and complete copies of all such accounts, credit lines, and safe deposit boxes or vaults and any other such document that it has had since its inception.

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2.17       Absence of Certain Business Practices. Neither MSC nor its Subsidiaries or any other Affiliate or agent of MSC or its Subsidiaries, or any other person acting on behalf of or associated with MSC or its Subsidiaries, acting alone or together, has (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, employee or agent of any customer or supplier; or (b) directly or indirectly given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of any customer or supplier, any official or employee of any government (domestic or foreign), or other person who was, is or may be in a position to help or hinder the business of MSC (or assist MSC in connection with any actual or proposed transaction), in each case which (i) may subject MSC to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the business, financial condition, operations or prospects of MSC, or (iii) if not continued in the future, may adversely affect the business, financial condition, operations or prospects of MSC.

2.18       Transactions with Affiliates. Neither MSC nor its Subsidiaries has purchased, acquired or leased any Property or services from, or sold, transferred or leased any Property or services to, or loaned or advanced any money to, or borrowed any money from, or entered into or been subject to any management, consulting or similar agreement with, or engaged in any other significant transaction with any officer, director or shareholder of MSC or its Subsidiaries or any of their respective Affiliates. No Affiliate of MSC or its Subsidiaries is indebted to MSC or its Subsidiaries for money borrowed or other loans or advances, and neither MSC nor its Subsidiaries is indebted to any such Affiliate.

2.19       Absence of Certain MSC Control Person Actions or Events. To MSC’s Knowledge, none of the following has occurred during the past three (3) years with respect to a MSC Control Person:

(a)           A petition under the federal bankruptcy laws or any provincial or state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or Property of such MSC Control Person, or any partnership in which he was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two (2) years before the time of such filing;

(b)           Such MSC Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)           Such MSC Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, his engagement in (i) any type of business practice, or (ii) any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)           Such MSC Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days the right of such MSC Control Person to engage in any activity described in paragraph (c) of this item, or to be associated with Persons engaged in any such activity; or

(e)           Such MSC Control Person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

2.20       Reports. MSC has filed in a timely manner with the Commission all SEC Reports required to be filed pursuant to the Securities Act and Exchange Act and is current in its reporting obligations. As of their respective dates, all SEC Reports complied in all material respects with requirements of the Securities Act and Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Reports contained an untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.21       Books and Records; Internal Accounting Controls. The books and records of MSC accurately reflect in all material respects the information relating to the business of MSC, the location and collection of its Properties and the nature of all transactions giving rise to the obligations or accounts receivable of MSC to the extent required to be contained therein. MSC maintains a system of internal accounting controls sufficient to provide reasonable assurance that; (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions is taken with respect to any differences. All such books and records are appended to, and a description of the internal accounting controls is listed on, Schedule 2.21.

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2.22       No Integrated Offering. Neither MSC, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent MSC from selling securities within the six (6) months following the Closing Date, whether pursuant to Rule 506 promulgated under the Securities Act or otherwise.

2.23       Common Stock Symbol. The MSC Common Stock is currently eligible for quotation and is quoted on the OTCQB under the symbol “MGLT”.

2.24       No Commission or FINRA Inquiries; Delisting. To the best of MSC’s Knowledge, MSC is not, and has never been, the subject of any formal or informal inquiry or investigation by the Commission or FINRA. MSC has no Knowledge of any action by the Commission or FINRA that seeks to remove the shares of MSC Common Stock from the OTCQB or otherwise render such shares ineligible for quotation and trading on the OTCQB.

2.25       Disclosure of Material Information. Neither MSC nor any other Person acting on its behalf has provided or will provide the Company or its agents or counsel with any information that MSC believes constitutes material non-public information (other than with respect to the Transactions), unless prior thereto the Company shall have executed a written agreement regarding the confidentiality and use of such information. MSC understands and confirms that the Company will be relying on the foregoing representations in effecting transactions in securities of MSC.

2.26       Labor Matters. Neither MSC nor its Subsidiaries is a party to any representation or collective bargaining agreement with any employees.

2.27       Employment Agreements and Plans. MSC has furnished the Company with a list of all employment, consulting, advisory and confidentiality agreements to which MSC and its Subsidiaries is a party. MSC has delivered to the Company true and complete copies of each such agreement (or written descriptions thereof for any such agreements which are not in writing). MSC and its Subsidiaries have not and do not maintain or contribute to any outstanding incentive compensation, deferred compensation, profit sharing, stock option, stock bonus, stock purchase, savings, consultant, retirement, pension, medical, dental, disability or other benefit plans or arrangements with or for the benefit of any officer, employee or former officer, employee of MSC or its Subsidiaries or for the benefit of any distributor, sales representative or other person resulting from a relationship with MSC or its Subsidiaries.

2.28       Insurance. MSC has furnished the Company with a list of all material bonds and liability, fire and other insurance contracts of whatsoever description to which MSC or its Subsidiaries is a party, and under which MSC or its Subsidiaries is or was a beneficiary.

2.29       MSC Common Stock. The MSC Common Stock to be issued to shareholders of the Company pursuant to this Agreement will be duly authorized and reserved for issuance and when issued in accordance with this Agreement, will be validly issued and outstanding, fully paid and non-assessable and vest in the holder thereof free and clear of any restrictions on transfer (other than any restrictions under applicable state or federal securities laws), Taxes, Encumbrances, options, warrants, Purchase Rights, Contracts, commitments, equities, claims, and demands and will not be subject to any pre-emptive or other similar rights.

2.30       Due Diligence. All documents and other materials relating to MSC and its Subsidiaries provided to the Company in connection with this Agreement are true and correct in all material respects and do not contain any misstatement and/or omission.

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2.31       Prior Sales of Securities. All prior sales of securities by MSC were either properly registered under the federal and/or state securities laws or issued pursuant to an exemption therefrom and all such sales were all done in accordance with all laws, rules and regulations and no Person/entity has any rescission and/or similar rights with respect to any MSC Common Stock. MSC has no matured and/or unmatured rescission and/or similar rights to its shareholders.

2.32       DTC Eligibility. MSC’s transfer agent is a participant in and the MSC Common Stock is eligible for transfer pursuant to the Depository Trust Company’s Fast Automated Securities Transfer Program.

2.33       No Subsidiaries. MSC has no Subsidiaries other than Magnolia Solar, Inc. and Merger Sub. MSC owns all of the outstanding capital stock of Magnolia Solar, Inc. and Merger Sub free and clear of any Encumbrances.

2.34       Financial Advisors. No Person has acted, directly or indirectly, as a broker, finder or financial advisor for MSC or Merger Sub or any of their Affiliates in connection with the transactions contemplated by this Agreement and no Person is or will be entitled to any fee or commission or like payment in respect thereof.

2.35       Proxy Statement. None of the information supplied or to be supplied by MSC for inclusion in the Proxy Statement to be prepared on Schedule 14A in accordance with the Exchange Act (the “Proxy Statement”) to be to be filed with the Commission and sent to the shareholders of MSC in connection with the MSC Meeting (as hereinafter defined), including all amendments and supplements to the Proxy Statement, shall on the date or dates the Proxy Statement is first mailed to the shareholders of MSC and on the date or dates of the MSC Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that MSC is not responsible for any information supplied by the Company or any of its Affiliates. The Proxy Statement shall include proposals with respect to the: (i) a 250-for-one reverse split of the MSC Common Stock (the “Reverse Split”), (ii) the increase in the authorized MSC Common Stock to 100,000,000; (iii) the creation of 5,000,000 shares of “blank check” preferred stock, (iv) the change in MSC’s name to EcoArk Holdings, Inc., and (v) any other proposals to which the Parties shall mutually agree (collectively, the “Amendments”).

2.36       Disclosure. No representation or warranty by MSC or Merger Sub in this Agreement, any other Transaction Documents and the Exhibits and Schedules hereto and thereto and no statement contained in any document, certificate, or other writing furnished or to be furnished by MSC to the Company or any of its representatives or agents pursuant to the provisions hereof or in connection with the Transactions, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements herein or therein made, in the light of the circumstances under which they were made, not misleading.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company and each of its Subsidiaries hereby represent and warrant to MSC as of the date hereof and as of the Closing Date that:

3.1         Organization and Qualification. The Company and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, which in the case of the Company is Delaware, and has full corporate power and authority to carry on its business as it is now being conducted and (ii) is duly qualified or licensed to do business as a foreign corporation in good standing in such other jurisdictions in which it does business, except where such failure to be so qualified or licensed does not have a material adverse effect on the Company’s or any Subsidiary’s business; the Company and each of its Subsidiaries is duly and properly registered pursuant to applicable national and provincial laws and regulations in all states where the conduct of the Company’s and/or each of its Subsidiaries business as presently conducted requires such registration. The copies of the Certificate of Incorporation and Bylaws of the Company (the “Company Charter Documents”) to be provide to MSC hereunder are complete and correct copies of such instruments as presently in effect.

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3.2         Authority. The Company has all necessary corporate power and corporate authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, including the Merger. The execution and delivery of this Agreement by the Company, and the consummation by the Company of the Transactions contemplated hereby, including the Merger, have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or to consummate the Transactions contemplated hereby. This Agreement has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by MSC and Merger Sub, constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Legal Requirements affecting creditors’ rights generally and subject to the effect of general principles of equity, whether considered in a proceeding in equity or at law).

3.3         No Conflict. None of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the Merger or any other transaction contemplated by this Agreement, or compliance by the Company with any of the provisions of this Agreement will (with or without notice or lapse of time, or both): (a) conflict with or violate any provision of the Company Charter Documents; (b) assuming that all consents, approvals, authorizations and permits described in Section 3.4 have been obtained and all filings and notifications described in Section 3.4 have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Legal Requirement applicable to the Company or (c) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Encumbrance upon any of the respective properties or assets of the Company pursuant to any Contract or permit to which the Company is a party or by which they or any of its properties or assets may be bound or affected, except, with respect to clauses (b) and (c), for any such conflicts, violations, consents, breaches, losses, defaults, other occurrences or Encumbrances which, individually or in the aggregate, have not had a Material Adverse Effect on the Company.

3.4         Consents; Permits; Defaults. No notification to and no authorization, consent, approval, license, permit, registration, declaration, filing or order of any Governmental Authority is required by or with respect to, the Company in connection with the execution, delivery and performance of this Agreement and/or the Transaction Documents by the Company, except for the filing of the Certificate of Merger. The Company has all Permits required in connection with the operation of its business as presently conducted, except for those that the absence of which do not affect and will not affect, materially and adversely, the business, financial condition or the results of operations of the Company. No notice has been issued and no investigation, inquiry or review is pending or, to the Company’s Knowledge, threatened by any Governmental Authority with respect to (i) any alleged violation by the Company of any law, ordinance, regulation, order, policy, guideline or any other Legal Requirement of any Governmental Authority, or (ii) any alleged failure to have all Permits, certificates, licenses, approvals and other authorizations required in connection with the operation of the business of the Company. There are no defaults, and the Company has no Knowledge of any reason why any default will occur hereafter, whether as a result of the consummation of the Merger or the other Transactions or otherwise, in any obligation to be performed by any party to a Contract to which the Company is a party or by which it is bound.

3.5         Litigation. There is no action pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, or any executive officer or director of the Company, that, individually or in the aggregate, could have a Material Adverse Effect on the Company or its Subsidiaries, or which seeks to prohibit, restrict or delay consummation of the Transactions or any of the conditions to consummation of such Transaction.

3.6         Information in the Initial Form 8-K and Closing Form 8-K. The information supplied by the Company in writing expressly for inclusion or incorporation by reference in the Initial Form 8-K and the Closing Form 8-K (each as hereinafter defined but collectively the “Forms 8-K”), and any amendment thereof or supplement thereto, will not, on the date filed with the Commission, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

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3.7         Capitalization. As of the date hereof and as of the Closing Date, the authorized capital stock of the Company consists of (i) 61,000,000 shares of common stock, par value $0.01 consisting of 38,000,000 shares of Series A General Common stock, 10,000,000 shares of Series B Common Stock, 5,000,000 shares of Series C Common Stock, and 8,000,000 shares of Series D Common Stock and (ii) no shares of preferred stock. As of the date hereof and as of the Closing Date, (i) 34,558,172 shares of Series A Common Stock, 9,862,400 shares of Series B Common Stock, 3,525,000 shares of Series C Common Stock, and 7,446,561 shares of Series D Common Stock are outstanding and (ii) 3,441,828 shares of Series A Common Stock are held by the Company in its treasury.

Other than as set forth above or on Schedule 3.7 hereto, no shares of capital stock or other voting or non-voting securities of the Company are issued, reserved for issuance or outstanding. All outstanding shares of the capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any Purchase Right, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Company Charter Document, or any Contract to which the Company is a party or otherwise bound. Except as contemplated by this Agreement or as set forth on Schedule 3.7, there are no oral and/or written, direct and/or indirect options, warrants, rights, convertible or exchangeable securities, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which the Company is a party or by which it is bound; (a) obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in, the Company, (b) obligating the Company to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, Contract, arrangement or undertaking or (c) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of the Company. As of the date of this Agreement, but excepting the Merger, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company. To the Company’s Knowledge, the offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable securities laws and the Company has not been notified by any Governmental Authority of the absence of compliance by the Company with any applicable securities laws or other Legal Requirements. No shareholder of the Company has a matured and/or unmatured right of rescission or claim for damages with respect to capital stock of the Company.

3.8	Financial Statements.

(a)            As of the Closing Date, the Company will have delivered to MSC: (i) a true and complete copy of the Company’s unaudited consolidated balance sheet as of the Balance Sheet Date and the related unaudited consolidated statements of operations, changes in the Company’s stockholder’s deficit and statements of cash flows for the nine month period then ended and (ii) a true and complete copy of the Company’s audited balance sheet as of December 31, 2014 and December 31, 2013 and the related audited statements of operations, statement of changes in stockholder’s equity and statements of cash flows for each of the years ended December 31, 2014 and December 31, 2013, prepared in accordance with GAAP, together with the report of KBL, LLP, the Company’s independent registered public accounting firm (“KBL”), (such statements, including the related notes and schedules thereto, are referred to herein as the “the Company GAAP Financial Statements”). The Company GAAP Financial Statements will be prepared from, are in accordance with, and accurately reflect, the books and records of the Company, comply in all material respects with applicable accounting requirements; fairly present in all material respects the financial position and the results of operations and cash flows (and changes in financial position, if any) of the Company as of the times and for the periods referred to therein (subject, in the case of unaudited statements, to normally recurring year-end adjustments that are not material either individually or in the aggregate and the absence of footnotes). The Company GAAP Financial Statements will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as set forth in the notes thereto). The Company GAAP Financial Statements will be in a form appropriate for filing with the Commission.

(b)            KBL, which will certify the Company GAAP Financial Statements and related schedules, is an independent registered public accounting firm registered with the Public Company Accounting Oversight Board (United States).

(c)            There are no relationships or services, or any other factors that may affect the objectivity and independence of KBL under applicable auditing standards. KBL has not performed any non-audit services for any Person related to the Company.

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3.9	Contracts.

(a)          Schedule 3.9(a) contains an accurate and complete list and terms of all the Company’s Contracts. Other than as set forth on Schedule 3.9(a), the Company is not a party to or bound by any of the following, whether written or oral:

(i)            Any Contract that cannot by its terms be terminated by the Company with thirty (30) days’ or less notice without penalty or whose term continues beyond one year after the date of this Agreement;

(ii)           Any Contract or commitment for capital expenditures by the Company in excess of $1,000,000 per calendar quarter in the aggregate;

(iii)          Any lease or license with respect to any Properties, whether as landlord, tenant, licensor or licensee;

(iv)          Any Contract or other instrument relating to the borrowing of money or the guarantee of any obligation or the deferred payment of the purchase price of any Properties;

(v)           Any Contract with any Affiliate of the Company relating to the provision of goods or services by or to the Company;

(vi)          Any Contract for the sale of any assets;

(vii)         Any Contract that purports to limit the Company’s freedom to compete freely in any line of business or in any geographic area;

(viii)        Any preferential purchase right, right of first refusal, or similar agreement; or

(ix)           Any other Contract that is material to the business of the Company.

(b)           All of the Contracts listed or required to be listed in Schedule 3.9(a) are valid, binding and in full force and effect, and the Company has not been notified or advised by any party thereto of such party’s intention or desire to terminate or modify any such Contract in any respect. Neither the Company nor, to the Knowledge of the Company, any other party is in breach of any of the terms or covenants of any Contract listed or required to be listed on Schedule 3.9(a). Following the Closing, the Company will continue to be entitled to all of the benefits currently held by the Company under each Contract listed or required to be listed on Schedule 3.9(a).

(c)           the Company is not a party to or bound by any Contract or Contracts the terms of which were arrived at by, or otherwise reflect, less-than-arm’s-length negotiations or bargaining.

3.10	Absence of Certain Changes or Events.

(a)           Since the Applicable Date, there has not been, except as contemplated by this Agreement or reflected in the Company GAAP Financial Statements:

(i)            any event, circumstance or change that had or might have a material adverse effect on the business, operations, prospects, Properties, financial condition or working capital of the Company;

(ii)           any damage, destruction or loss (whether or not covered by insurance) that had or might have a material adverse effect on the business, operations, prospects, Properties or financial condition of the Company; or

(iii)          Any material adverse change in the Company’s sales patterns, pricing policies, accounts receivable or accounts payable.

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(b)           Since the Applicable Date, the Company has not, except as reflected in the Company GAAP Financial Statements:

(i)            merged into or with or consolidated with, any other corporation or acquired the business or assets of any Person;

(ii)           purchased any securities of any Person;

(iii)          created, incurred, assumed, guaranteed or otherwise become liable or obligated with respect to any Liabilities, or made any loan or advance to, or any investment in, any person, except in each case in the ordinary course of business;

(iv)          made any change in any existing election, or made any new election, with respect to any tax law in any jurisdiction which election could have an effect on the tax treatment of the Company’s business operations;

(v)           entered into, amended or terminated a Contract;

(vi)          sold, transferred, leased, mortgaged, encumbered or otherwise disposed of, or agreed to sell, transfer, lease, mortgage, encumber or otherwise dispose of, any Properties.

(vii)         settled any claim or litigation, or filed any motions, orders, briefs or settlement agreements in any proceeding before any Governmental Authority or any arbitrator;

(viii)        incurred or approved, or entered into any Contract, agreement or commitment to make, any expenditure in excess of $500,000;

(ix)           maintained its records and/or any other books of account other than in the usual, regular and ordinary manner in accordance with GAAP and on a basis consistent with prior periods or made any change in any of its accounting methods or practices that would be required to be disclosed under GAAP;

(x)           granted any increase in the compensation payable or to become payable to directors, officers or employees (including, without limitation, any such increase pursuant to any bonus, profit-sharing or other plan or commitment);

(xi)          suffered any extraordinary losses or waived any rights of material value;

(xii)         made any payment to any Affiliate or forgiven any indebtedness due or owing from any Affiliate to the Company;

(xiii)        engaged in any one or more activities or transactions with an Affiliate or outside the ordinary course of business;

(xiv)        declared, set aside or paid any dividends, or made any distributions or other payments in respect of its equity securities, or repurchased, redeemed or otherwise acquired any such securities;

(xv)         amended its Certificate of Incorporation; or

(xvi)         agreed or committed to do any of the foregoing.

3.11       Absence of Undisclosed Liabilities and Agreements. The Company does not have any debt, loss, damage, adverse claim, liability or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise) which are not accurately reflected or provided for in the balance sheet dated as of the Balance Sheet Date included within the Company GAAP Financial Statements (whether or not they are required to be disclosed under GAAP), other than those incurred in the ordinary course of the Company’s business since Applicable Date.

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3.12       Compliance with Legal Requirements. The business of the Company has been operated in compliance with all laws, ordinances, rules, regulations and orders of all Governmental Authorities, except where such failure would not have a material adverse effect on the Company or its business. The Company has filed all reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with any Governmental Authority or any other body having jurisdiction over the Company’s operations. The Company has not received any written communication from a Governmental Authority that alleges that the Company is not in compliance with any federal, state, local or foreign laws, ordinances and regulations or has not made all of the filings required by all such authorities, organizations and agencies.

3.13        Tax Matters. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has timely filed all necessary Tax Returns and has paid or accrued all Taxes shown as due thereon, and the Company has no Knowledge of a tax deficiency which has been asserted or threatened against the Company.

3.14        Absence of Questionable Payments. Neither the Company nor any Affiliate, director, officer, employee, agent, representative or other Person acting on behalf of the Company has: (i) used any funds for contributions, payments, gifts or entertainment, or made any expenditures relating to political activities of foreign, federal, state or local government officials or others in violation of any Legal Requirement (including the Foreign Corrupt Practices Act of 1977, as amended), or (ii) accepted or received any unlawful contributions, payments, gifts or expenditures.

3.15       Title to Property; Rights, Etc.

(a)           Title to Property. the Company has delivered to MSC true, correct and complete copies of the list of Company assets set forth on Schedule 3.15(a) hereto as well as all leases of real and personal property used in the business of the Company, together with all amendments, modifications or supplements thereto (collectively, the “the Company Properties”). The Company Properties are owned solely by the Company, and Seller has good, assignable and marketable title to the Company Properties, free and clear of any and all Encumbrances other than the Permitted Encumbrances. Each component of such Company Properties, including but not limited to such leases, is in full force and effect and the Company has not received or given any notice of any default or event that with notice or lapse of time, or both, would constitute a default by the Company under any of such the Company Properties and, to the Knowledge of the Company, no other party is in default thereof. All material items of personal property used in the business of the Company are in good operating condition and fit for operation in the ordinary course of the Company’s business (subject to normal wear and tear) with no defects that could reasonably be expected to interfere with the conduct of the normal operation of such items and are suitable for the purposes for which they are currently being used.

3.16        Intellectual Property.

(a)           Schedule 3.16(a) sets forth an accurate and complete list of the Company Intellectual Property as follows: (i) all patents, marks and copyrights owned by, controlled by or filed in the name of the Company that have been issued or registered in any jurisdiction, or for which an application to issue or register the rights in such Intellectual Property has been filed in any jurisdiction, (ii) all marks owned by the Company that are material to its business but that are not registered or subject to an application to register and (iii) all software that is owned exclusively by the Company that is material to the operation of the business of the Company as presently conducted and presently proposed to be conducted by the Company. Schedule 3.16(a) lists the jurisdictions in which each such item of the Company Intellectual Property has been issued or registered or in which any such application for such issuance and registration has been filed, and the name of the owner of each such registration or application. To the Knowledge of the Company, all of the Company’s patents are valid.

(b)           Except as set forth on Schedule 3.16(b), the Company owns or possesses adequate rights to use all Intellectual Property necessary to carry on the its business. The Company has taken all steps necessary to perfect its ownership of and interest in its Intellectual Property.

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(c)           The Company’s products and services, and the conduct of the business of the Company as presently conducted do not infringe, violate or constitute an unauthorized use or misappropriation of any Intellectual Property Right or other similar right, or any contractual right, of any Person.

(d)           Except as set forth on Schedule 3.16(d), each item of the Company’s Intellectual Property that has been issued and registered in any jurisdiction by the Company is valid and subsisting, all necessary registration, maintenance and renewal fees currently due in connection with such registered the Company Intellectual Property have been paid and all necessary documents and certificates in connection with such registered Intellectual Property owned by the Company have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such registered Intellectual Property.

(e)           Except as set for in Schedule 3.16(e), no other Person has any rights to any material Intellectual Property owned by the Company.

(f)            Except with respect to licenses of generally available, commercial, off-the-shelf software licensed pursuant to standardized end-user or enterprise licenses for software in object code format available for a license fee of no more than $50,000 (collectively, “Company Off-The-Shelf Software”), and except pursuant to the Intellectual Property Licenses listed in Schedule 3.16(f) or as reflected in the Company GAAP Financial Statements, the Company is not under any liability whatsoever to make any payments or provide any other consideration, to any Person with respect to the Company’s use of any Intellectual Property in connection with the conduct of the business of the Company as presently conducted.

(g)           Schedule 3.16(g) sets forth a complete and accurate list of all Contracts to which the Company is a party (other than licenses to the Company of Company Off-The-Shelf-Software) that (i) grant any Intellectual Property licenses to or from the Company, (ii) contain a covenant not to compete or otherwise limit the Company’s ability to use or exploit fully any of the Company Intellectual Property, or (iii) contain an agreement by the Company to indemnify any other Person against any claim of infringement of, violation, misappropriation or unauthorized use of any intellectual property rights of any third Person. The Company has delivered to MSC true, correct and complete copies of each Contract set forth on Schedule 3.16(g), together with all amendments, modifications or supplements thereto. All Intellectual Property licenses are valid, binding and enforceable agreements, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors’ rights.

(h)           The Company has taken all commercially reasonable steps to protect the secrecy and confidentiality of all Trade Secrets of the Company.

(i)            Except as set forth on Schedule 3.16(i), the Company is not, or has not been at any time during the five (5) years prior to the date hereof, the subject of any pending or, to the Knowledge of the Company, threatened Legal Proceedings which involve a claim of infringement, misappropriation, unauthorized use or violation of any Intellectual Property rights of any Person, or challenging the Company’s ownership, use, validity or enforceability of any Intellectual Property. Except as set forth on Schedule 3.16(i), the Company has not received notice of any such threatened claim and to the Knowledge of the Company, there are no facts or circumstances that would form the basis for any such claim. To the Company’s Knowledge, all of the Company’s rights in and to its Intellectual Property are valid and enforceable in all material respects.

(j)            To the Knowledge of the Company, no Person is infringing, violating, misusing or misappropriating any the Company Intellectual Property, and no claims of such infringements, violations, misuse or misappropriations have been made against any Person by any of the Persons in the Company.

(k)           Except as set forth on Schedule 3.16(k), no present or former employee or consultant of the Company has any right, title, or interest, directly or indirectly, in whole or in part, in any the Company Intellectual Property owned or used by any of the Persons in the Company. To the Knowledge of the Company, no employee, consultant or independent contractor of any of the Persons in the Company is, as a result of or in the course of such employee, consultant or independent contractor’s engagement by the Company, in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of invention agreement or similar agreement. Each employee of and consultant to the Company is bound by a non-disclosure and assignment of inventions agreement, copies of which have been made available to MSC.

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(l)            The Company has at all times complied in all material respects with all applicable Legal Requirements, as well as its own rules, policies, and procedures, relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of its business. No claims have been asserted or, to the Company’s Knowledge, threatened against any Person in the Company alleging a violation of any Person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any Legal Requirement or rule, policy, or procedure related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company in the conduct of the its Business. Each Person in the Company takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.

3.17       Banks. Schedule 3.17 sets forth (i) the name of each bank, trust company or other financial institution and stock or other broker with which the Company has an account, credit line or safe deposit box or vault, (ii) the names of all persons authorized to draw thereon or to have access to any safe deposit box or vault, (iii) the purpose of each such account, safe deposit box or vault, and (iv) the names of all persons authorized by proxies, powers of attorney or other like instrument to act on behalf of the Company in matters concerning any of its business or affairs. No such proxies, powers of attorney or other like instruments are irrevocable. The Company has furnished MSC with true and complete copies of all such accounts, credit lines, and safe deposit boxes or vaults and any other such document that it has had since its inception.

3.18       Absence of Certain Business Practices. Neither the Company nor any other Affiliate or agent of the Company, or any other person acting on behalf of or associated with the Company, acting alone or together, has (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, employee or agent of any customer or supplier; or (b) directly or indirectly given or agreed to give any money, gift or similar benefit to any customer, supplier, employee or agent of any customer or supplier, any official or employee of any government (domestic or foreign), or other person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction), in each case which (i) may subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had an adverse effect on the business, financial condition, operations or prospects of the Company, or (iii) if not continued in the future, may adversely affect the business, financial condition, operations or prospects of the Company.

3.19       Transactions with Affiliates. The Company has not purchased, acquired or leased any Property or services from, or sold, transferred or leased any Property or services to, or loaned or advanced any money to, or borrowed any money from, or entered into or been subject to any management, consulting or similar agreement with, or engaged in any other significant transaction with any officer, director or shareholder of the Company or any of their respective Affiliates. No Affiliate of the Company is indebted to the Company for money borrowed or other loans or advances, and the Company is not indebted to any such Affiliate.

3.20       Absence of Certain Company Control Person Actions or Events. To the Company’s Knowledge, none of the following has occurred during the past three (3) years with respect to a Company Control Person:

(a)           A petition under the federal bankruptcy laws or any provincial or state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or Property of such the Company Control Person, or any partnership in which he was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two (2) years before the time of such filing;

(b)           Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

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(c)           Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, his engagement in (i) any type of business practice, or (ii) any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)           Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) days the right of such the Company Control Person to engage in any activity described in paragraph (c) of this item, or to be associated with Persons engaged in any such activity; or

(e)           Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated.

3.21       Books and Records; Internal Accounting Controls. The books and records of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of its Properties and the nature of all transactions giving rise to the obligations or accounts receivable of the Company to the extent required to be contained therein. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that; (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions is taken with respect to any differences.

3.22       Labor Matters. The Company is not a party to any representation or collective bargaining agreement with any employees.

3.23       Employment Agreements and Plans. The Company has furnished MSC with a list of all employment, consulting, advisory and confidentiality agreements to which the Company is a party. The Company has delivered to MSC true and complete copies of each such agreement (or written descriptions thereof for any such agreements which are not in writing). The Company has not and does not maintain or contribute to any outstanding incentive compensation, deferred compensation, profit sharing, stock option, stock bonus, stock purchase, savings, consultant, retirement, pension, medical, dental, disability or other benefit plans or arrangements with or for the benefit of any officer, employee or former officer, employee of the Company or for the benefit of any distributor, sales representative or other person resulting from a relationship with the Company.

3.24       Insurance. The Company has furnished MSC with a list of all material bonds and liability, fire and other insurance contracts of whatsoever description to which the Company is a party, and under which the Company is or was a beneficiary. The Company has sufficient and adequate insurance coverage for the purposes of operating its business as presently or contemplated to be conducted, and such insurance coverage is in full force and effect and there are no circumstances which might lead to any liability under such insurance policies being voided by the insurers or the premiums being increased. Consummation of the Merger or any of the other Transactions will not have the effect of terminating, or entitling any insurer to terminate, coverage under any such insurance policy. No claim is outstanding by the Company under any such policy and, to the Company’s Knowledge there are no circumstances likely to give rise to such a claim. The Company has adequate and effective insurance coverage to cover all potential risks generally associated with operating its business as presently or contemplated to be conducted.

3.25       The Company Common Stock. The shares of Company Common Stock to be cancelled pursuant to this Agreement were duly authorized, validly issued and outstanding, fully paid and non-assessable and vested in its holders free and clear of any restrictions on transfer (other than any restrictions under applicable securities laws), Taxes, Encumbrances, options, warrants, Purchase Rights, Contracts, commitments, equities, claims, and demands and will not be subject to any pre-emptive or other similar rights.

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3.26       Environmental Matters. The Company is in compliance with all Environmental Laws and the requirements of all Permits issued under such Environmental Laws with respect to the Company in all material respects. There are no pending or, to the Knowledge of the Company, threatened Legal Proceedings relating to Environmental Laws against the Company or any of its Affiliates.

3.27       Financial Advisors. No Person has acted, directly or indirectly, as a broker, finder or financial advisor for the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement and no Person is or will be entitled to any fee or commission or like payment in respect thereof.

3.28       Forms 8-K; Proxy Statement. None of the information supplied or to be supplied by the Company for inclusion in the Forms 8-K or the Proxy Statement to be filed with the Commission and sent to the shareholders of MSC in connection with the special meeting of shareholders of MSC at which such shareholders will be asked to approve the Amendments pursuant to this Agreement (the “MSC Meeting”), including all amendments and supplements to the Proxy Statement, shall on the date or dates the Proxy Statement is first mailed to the shareholders of MSC and on the date or dates of the MSC Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall supply MSC with all business, financial, accounting, legal, management and other information about the Company as is required to be disclosed in the Proxy Statement.

3.29       Takeover Statutes. No “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation or any anti-takeover provision in the Company’s Charter Documents is, or on the Closing Date will be, applicable to the Company, the Company Common Stock, the Merger or any other Transaction. The Company’s board of directors has taken all action so that none of MSC, any Affiliate of MSC or any Affiliates of an Affiliate of MSC will be prohibited from entering into an affiliated transaction with the Company as an interested shareholder as a result of the execution of this Agreement, or the consummation of the Transactions contemplated hereby.

3.30       Due Diligence. All documents and other materials relating to the Company and provided to MSC in connection with this Agreement are true and correct in all material respects and do not contain any misstatement and/or omission.

3.31       No Subsidiaries. The Company has no Subsidiaries other than as set forth in the Company GAAP Financial Statements.

3.32       Disclosure. No representation or warranty by the Company in this Agreement, any other Transaction Documents and the Exhibits and Schedules hereto and thereto and no statement contained in any document, certificate, or other writing furnished or to be furnished by the Company to MSC or any of its representatives or agents pursuant to the provisions hereof or in connection with the Transactions, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements herein or therein made, in the light of the circumstances under which they were made, not misleading.

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ARTICLE IV

PRE-CLOSING COVENANTS AND AGREEMENTS

4.1         Conduct of MSC. Except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, MSC agrees to conduct its business in accordance with its ordinary and usual course of business and in compliance with the Securities Act and the Exchange Act; use its best efforts, subject to the foregoing, to preserve MSC’s business organization, keep available to MSC the services of MSC’s officers and employees and maintain satisfactory relationships with customers, suppliers and others having business relationships with it; confer with representatives of the Company to keep them informed with respect to operational matters of a material nature and to report the general status of the ongoing operations of the business of MSC; maintain MSC’s books and records in compliance with the Exchange Act; and refrain from taking any of the following actions without the express prior written consent of the Company:

(i)            Incur any debt, Liability or obligation, direct or indirect, whether accrued, absolute, contingent or otherwise, other than current liabilities incurred in the ordinary and usual course of its business, or pay any debt, Liability or obligation of any kind other than such current liabilities and current maturities of existing long-term debt;

(ii)           Assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation;

(iii)          Except as contemplated hereby, make any direct or indirect redemption, purchase or other acquisition of any shares of its capital stock or declare, set aside or pay any dividend or distribution (whether in cash, capital stock or property) with respect to its capital stock;

(iv)         Transfer, lease, mortgage, pledge or otherwise encumber any of its Properties;

(v)          Sell, lease, transfer or dispose of any of its Properties, waive or release any rights of material value, or cancel, compromise, release or assign any indebtedness owed to it or any claims held by it;

(vi)         Make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any Property of any other individual, firm or corporation, other than in the ordinary and usual course of its business;

(vii)        Enter into any transaction with any director, officer, shareholder or Affiliate of MSC or with any Affiliate of any director, officer, shareholder or Affiliate of MSC, except as contemplated by this Agreement;

(viii)       Amend the MSC Charter Documents;

(ix)          Increase in any manner the compensation or fringe benefits of any of its directors, officers, employees, including any increase of pension or retirement allowance, life insurance premiums or other benefit payments to any such directors, officers or employees, or commit itself to any employment agreement or employment arrangement with or for the benefit of any officer, employee or registered representatives or other person, except as contemplated by this Agreement;

(x)           Violate any Legal Requirement applicable to MSC and/or its business;

(xi)          Issue or sell any shares of MSC capital stock (except (A) upon the exercise or conversion of presently exercisable options or warrants or Convertible Debt) or other securities, or grant or enter into any option, warrant, call or commitment with respect to any securities of MSC;

(xii)         Merge or consolidate with, or purchase a substantial portion of the assets of, or by any other manner acquire or combine with any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material to MSC, its business, financial condition or results of operations;

(xiii)        Pay any accrued fees or salaries to officers, directors, shareholders, or Affiliates, except salaries payable in accordance with present practices of MSC;

(xiv)       Organize any subsidiaries, acquire any capital stock or other equity securities of any corporation or acquire any equity or ownership interest in any business;

(xv)        Prepay any obligation having a fixed maturity of more than ninety (90) days from the date such obligation was issued or incurred;

(xvi)       Make any single capital expenditure or commitment in excess of Ten Thousand Dollars ($10,000) or make aggregate capital expenditures and commitments in excess of Fifty Thousand Dollars ($50,000); or

(xvii)      Enter into an agreement to do any of the things described in clauses (i) through (xvi) of this Section 5.1.

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4.2         Conduct of the Company. Except as contemplated by this Agreement, during the period from the date hereof to the Closing Date, the Company agrees to conduct its business in accordance with its ordinary and usual course of business; use its best efforts, subject to the foregoing, to preserve the Company’s business organization, keep available to the Company the services of the Company’s officers and employees and maintain satisfactory relationships with customers, suppliers and others having business relationships with it; confer with representatives of MSC to keep it informed with respect to operational matters of a material nature and to report the general status of the ongoing operations of the business of the Company; maintain the Company’s books and records in compliance with GAAP; and refrain from taking any of the following actions without the express prior written consent of MSC:

(i)            Incur any debt, Liability or obligation, direct or indirect, whether accrued, absolute, contingent or otherwise, other than current liabilities incurred in the ordinary and usual course of its business, or pay any debt, Liability or obligation of any kind other than such current liabilities and current maturities of existing long-term debt;

(ii)           Assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation;

(iii)          Except as contemplated hereby, make any direct or indirect redemption, purchase or other acquisition of any shares of its capital stock or declare, set aside or pay any dividend or distribution (whether in cash, capital stock or property) with respect to its capital stock;

(iv)          Transfer, lease, mortgage, pledge or otherwise encumber any of the Company Properties;

(v)           Sell, lease, transfer or dispose of any of the Company Properties, waive or release any rights of material value, or cancel, compromise, release or assign any indebtedness owed to it or any claims held by it;

(vi)          Make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any Property of any other individual, firm or corporation, other than in the ordinary and usual course of its business;

(vii)         Enter into any transaction with any director, officer, shareholder or Affiliate of the Company or with any Affiliate of any director, officer, shareholder or Affiliate of the Company, except as contemplated by this Agreement;

(viii)        Amend the Company Charter Documents;

(ix)          Increase in any manner the compensation or fringe benefits of any of its directors, officers, employees, including any increase of pension or retirement allowance, life insurance premiums or other benefit payments to any such directors, officers or employees, or commit itself to any employment agreement or employment arrangement with or for the benefit of any officer, employee or registered representatives or other person, except as contemplated by this Agreement;

(x)            Violate any Legal Requirement applicable to the Company and/or its business;

(xi)           Issue or sell any shares of the Company capital stock or other securities, or grant or enter into any option, warrant, call or commitment with respect to any securities of the Company;

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(xii)         Merge or consolidate with, or purchase a substantial portion of the assets of, or by any other manner acquire or combine with any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material to the Company, its business, financial condition or results of operations;

(xiii)         Pay any accrued fees or salaries to officers, directors, shareholders, or Affiliates, except salaries payable in accordance with present practices of the Company;

(xiv)        Organize any subsidiaries, acquire any capital stock or other equity securities of any corporation or acquire any equity or ownership interest in any business;

(xv)         Prepay any obligation having a fixed maturity of more than ninety (90) days from the date such obligation was issued or incurred;

(xvi)        Make any single capital expenditure or commitment in excess of One Million Dollars ($1,000,000); or

(xvii)       Enter into an agreement to do any of the things described in clauses (i) through (xvi) of this Section 5.2.

4.3         MSC Meeting. MSC shall take all action in accordance with the federal securities law, Chapter 78 and Chapter 92A of the DGCL, and MSC’s Charter Documents, necessary to convene the MSC Meeting on the earliest practical date as reasonably determined by MSC in light of the circumstances, and to obtain the MSC Shareholder Approval.

4.4         Preparation of the Proxy Statement.

(a)           MSC and the Company shall cooperate to prepare the Proxy Statement. Once MSC and the Company consent to the filing of the Proxy Statement with the Commission (which consent shall not be unreasonably withheld, conditioned or delayed), MSC shall file the Proxy Statement with the Commission. MSC shall use reasonable efforts to have the Proxy Statement cleared by the Commission as promptly as practicable thereafter. If, at any time prior to the Closing Date, MSC or the Company shall obtain knowledge of any information contained in or omitted from the Proxy Statement that would require an amendment or supplement to the Proxy Statement, the Party obtaining such knowledge will promptly so advise the other Parties in writing and each of MSC and the Company shall promptly take such action as shall be required to amend or supplement the Proxy Statement. The Company shall promptly furnish to MSC all financial and other information concerning it as may be required for the Proxy Statement and any supplements or amendments thereto. After the Proxy Statement has been cleared by the Commission, each of MSC and the Company shall use reasonable efforts to mail it as soon as reasonably practicable to the MSC shareholders. The Proxy Statement shall include all information required under applicable Legal Requirements to be furnished to MSC’s shareholders in connection with the Amendments, this Agreement and the Transactions and shall include the recommendation of MSC’s board of directors in favor of the Amendments.

(b)           Notwithstanding anything contained in this Agreement to the contrary, MSC shall not be obligated to take any action under this Section 4.4 unless and until the following conditions shall have been met: (i) MSC shall have received any financial statements of the Company and any other financial information of the Company required for inclusion in the Proxy Statement as determined by MSC in its reasonable discretion, (ii) MSC shall have received all information it needs to prepare pro forma financial statements if required to be included in the Proxy Statement under the Commission’s rules, and (iii) MSC shall have received such auditor consents from its and the Company’s auditors as it deems necessary or desirable.

4.5         Regulatory Consents, Authorizations, etc. Each Party hereto will use its reasonable best efforts to obtain all consents, authorizations, orders and approvals of, and to make all filings and registrations with, any Governmental Authority and any other Person which is required for or in connection with the consummation by it of the Transactions and will cooperate fully with the other Parties in assisting them to obtain such consents, authorizations, orders and approvals and to make such filings and registrations. No Party hereto will take or omit to take any action for the purpose of delaying, impairing or impeding the receipt of any required consent, authorization, order or approval or the making of any required filing or registration.

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4.6         Negotiations with Others. During the period from the date of this Agreement to the Closing Date, or until this Agreement is terminated in accordance with the provisions of Article IX, if it is so terminated, MSC will not, directly or indirectly, initiate discussions or negotiations with, or provide any information other than publicly available information to, any corporation, limited liability company, partnership, person or other entity or group (other than the Company) concerning any possible proposal regarding a sale of capital stock of MSC or a merger, consolidation, sale of substantially all Properties or other similar transaction involving MSC or any division or major asset of MSC without the express prior written consent of the Company, which consent may be withheld in the Company’s sole and absolute discretion.

4.7         Publicity. No Party hereto will issue any press release or otherwise make any public statement with respect to the Merger without the express prior written consent of the Company in the case of MSC or MSC in the case of the Company, except as may be required under applicable Legal Requirements; provided, however, with respect to MSC’s Current Report on Form 8-K to be filed with the Commission disclosing MSC’s entry into this Agreement (the “Initial Form 8-K”), the Parties will consult with each other before filing such Form 8-K and provide each other the opportunity to review and comment upon such Initial Form 8-K, and MSC shall not file such Initial Form 8-Ks with the Commission without the Company’s express prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

4.8         Access. From the date of this Agreement to the Closing Date, MSC shall provide reasonable access to the Company and its representatives during normal business hours to the Properties, books, records, customer accounts and Contracts of MSC and furnish to the Company such documents and information concerning MSC’s business as the Company may request. The Company shall hold and shall cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of applicable law, all documents and information concerning MSC and its business provided to them.

4.9         Form 8-K Information. The Company shall provide MSC with such audited annual and unaudited interim financial information, pro forma financial information and all footnotes thereto and auditor’s letters relating to its business as may be requested by MSC in order for MSC to comply with its reporting and disclosure obligations under the rules and regulations of the Commission (the “Form 8-K Financial Information”), in connection with MSC’s preparation of its Current Report on Form 8-K, and any amendments thereto, regarding the Closing (the “Closing Form 8-K”). The Company shall provide such Form 8-K Financial Information promptly so as to allow MSC and KBL to: (i) review all financial statements relating to the Company as shall be required to be included in said Closing Form 8-K, and (ii) timely file the Closing Form 8-K. The Company shall in a prompt and timely manner provide KBL with such management representations as may be requested by KBL in connection with its preparation of any financial statements for the Company relating to the Closing Form 8-K. In addition, the Company shall also provide to MSC such additional information regarding the Company that would be required if MSC were filing a general registration of securities on Form 10 under the Exchange Act (the “Form 8-K Business Disclosures”) as may be reasonably requested by MSC.

4.10       Appointment of Officers and Directors. MSC shall take all action necessary to have, effective immediately at the Effective Time, the persons set forth on Schedule 4.10 as officers of MSC (the “Company Officer Designees”).

4.11       Additional Agreements, Amendments or Supplements to Schedules.

(a)           Subject to the terms and conditions herein provided, each of the Parties hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement.

(b)           After the date hereof and prior to the Closing Date, each of the Company and MSC shall, as soon as practicable, supplement or amend the Schedules required by this Agreement with respect to any matter arising after the date hereof which, if existing or occurring at the date hereof, would have been required to be set forth or described in such Schedules.

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ARTICLE V

POST-CLOSING COVENANTS

5.1         Filing of Current Report on Closing Form 8-K and Press Release. MSC shall no later than four (4) Business Days after the Closing Date file the Closing Form 8-K with the Commission. Other than with respect to any such Closing Form 8-K, the Parties will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to this Agreement and the Merger and shall not issue any such press release or make any such public statement without the prior written consent of the other Parties, except as may be required pursuant to applicable Legal Requirements.

5.2         Filing of Schedule 14F-1. MSC shall as promptly as practicable after the Closing Date file the Information Statement on Schedule 14F-1 with the Commission for the election of the designees of the Company set forth on Schedule 5.2 (the “Company Board Designees”) to be so elected to the board of directors of MSC.

5.3         Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Legal Requirements to consummate and make effective the transactions contemplated by this Agreement. Each of the parties hereto will use their respective commercially reasonable efforts to obtain the consents of all Governmental Authorities and third parties necessary to the consummation of the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Parties will, as promptly as practicable, apply for and diligently prosecute all applications for, and will use their commercially reasonable efforts promptly to: (a) effect all necessary registrations and filings, (b) defend any lawsuits or other legal proceedings, whether judicial or administrative, whether brought derivatively or on behalf of third parties (including Governmental Authorities or officials), challenging this Agreement or the consummation of the Transactions and (c) furnish to each other such information and assistance and to consult with respect to the terms of any registration, filing, application or undertaking as reasonably may be requested in connection with the foregoing. The Company shall also furnish the MSC with all financial statements and other information required by the MSC to satisfy all regulatory requirements, including its December 31, 2014 and subsequent financial statements and all other information required to satisfy MSC’s filing requirements with the Commission. The provisions of this Section 5 shall survive the Closing.

ARTICLE VI

CONDITIONS TO THE CLOSING

6.1         Conditions to Closing of MSC. The obligations of MSC to consummate the transactions contemplated by this Agreement including, without limitation, the issuance of the MSC Common Stock, are subject to the fulfillment, to the reasonable satisfaction of MSC (or waiver, if permissible under applicable law), prior to or on the Closing Date of each of the following conditions:

(a)           Regulatory Consents, Authorizations, Etc. All consents, authorizations, orders and approvals of, and filings and registrations with, any Governmental Authority which are required for or in connection with the execution and delivery of this Agreement and the consummation by each Party hereto of the Merger shall have been obtained or made.

(b)           Representations, Warranties, Covenants, etc. The representations and warranties of the Company contained in this Agreement and/or the other Transaction Documents to which it is a Party, taken together with the Exhibits and Schedules attached hereto, shall have been true and correct in all material respects on the date hereof and, taken together with the Schedules attached hereto on the Closing Date, shall also be true and correct in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of the Closing Date; and the Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by each of them on or prior to the Closing Date.

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(c)           Litigation; Other Events. No claim, action, suit or proceeding shall have been instituted or shall be threatened by any Person which seeks to prohibit, restrict or delay consummation of the Merger, or any of the conditions to consummation of such Merger, or to subject MSC to liability on the ground that it has breached any Legal Requirement or otherwise acted improperly in relation to the transactions contemplated by this Agreement.

(d)           Closing Deliveries. The Closing Deliveries specified in Section 7.1 shall have been made by the Company.

6.2         Conditions to Closing of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement including, without limitation, the cancellation of the Company Common Stock in exchange for the MSC Common Stock, are subject to fulfillment (or waiver, if permissible under applicable law), to the satisfaction of the Company, on or prior to the Closing Date, of each of the following conditions:

(a)           Regulatory Consents, Authorizations, etc. All consents, authorizations, orders and approvals of, and filings and registrations with, any Governmental Authority which are required for or in connection with the execution and delivery of this Agreement and the consummation by each Party hereto of the Merger shall have been obtained or made.

(b)           Representations, Warranties, Covenants, Etc. The representations and warranties of MSC contained in this Agreement and/or the other Transaction Documents, taken together with the Exhibits and Schedules attached hereto, shall have been true and correct in all material respects on the date hereof and, taken together with the Schedules attached hereto on the Closing Date, shall also be true and correct in all material respects on and as of the Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made on and as of the Closing Date; and MSC shall have performed or complied in all material respects with all agreements and covenants required by this Agreement and/or the other Transaction Documents to be performed or complied with by it on or prior to the Closing Date.

(c)           Litigation; Other Events. No claim, action, suit or proceeding shall have been instituted or shall be threatened by any Person (excluding any such matter initiated by or on behalf of the Company) which (i) seeks to prohibit, restrict or delay consummation of the Merger, or any of the conditions to consummation of such Merger (ii) seeks to subject the Company or any of its directors, officers, employees or agents to liability on the ground that it or they have breached any Legal Requirement or otherwise acted improperly in relation to the transactions contemplated by this Agreement, or otherwise (iii) could in the sole and absolute discretion of the Company have a Material Adverse Effect on the Company or MSC or their respective businesses.

(d)           Form 8-K. MSC shall have filed the Initial 8-K and be prepared and be ready to the reasonable satisfaction of the Company to timely file the Closing Form 8-K within four (4) business days from the Closing Date.

(e)           Shareholder Approval and Amendments. The MSC Shareholder Approval shall have been obtained and the Amendments shall be effective in accordance with applicable law.

(f)            Reporting Requirements. On the Closing Date, MSC shall be subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(g)          Absence of Certain Events. Since the Applicable Date and up to and including the Closing, there shall not have been any event, circumstance, change or effect that, individually or in the aggregate, had or might in the opinion of the Company have a Material Adverse Effect on MSC or the Merger.

(h)           Proceedings Satisfactory. All proceedings to be taken by MSC in connection with the Transactions and all documents incident thereto shall be satisfactory in form and substance to the Company, and the Company shall have received all such counterpart originals or certified or other copies of such documents as it may request.

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(i)            Bankruptcy Proceedings. No proceeding in which MSC shall be a debtor, defendant or party seeking an order for its own relief or reorganization shall have been brought or be pending by or against such person under any United States or state bankruptcy or insolvency law.

(j)            Quotation of Common Stock. The shares of MSC Common Stock shall be quoted on the OTCQB and there shall be at least one broker-dealer registered with the Commission and a member of FINRA making a market in such shares.

(k)           DTC Eligibility. The shares of MSC Common Stock shall be DTC eligible and proof thereof shall be furnished to the Company.

(l)            Appointments. MSC shall have appointed the Company Officer Designees and delivered proof thereof.

(m)          Closing Deliveries. The Closing Deliveries specified in Section 7.2 shall have been made and delivered to the Company by MSC.

(n)           No Liabilities. MSC shall not have any Liabilities (and there shall be no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any Liability).

(o)          Conversion of Convertible Debt. The Convertible Debt will have been converted into 600,000 shares of MSC Common Stock (on a post-Reverse Split basis).

ARTICLE VII

CLOSING DELIVERIES

7.1           Documents to be delivered by the Company. On or before the Closing, the Company shall deliver or cause to be delivered to MSC:

(a)           An Officer’s Certificate, dated as of the Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 7.1 as of the Closing Date.

(b)           A Secretary’s Certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Company’s board of directors and shareholders approving the Transactions, including the Merger, which resolutions shall be in full force and effect, (ii) the Company Charter Documents, which Company Charter Documents shall be in full force and effect, and (iii) the authority and incumbency of the officers of the Company executing this Agreement and any other documents required to be executed or delivered in connection therewith.

(c)           Good standing certificates from the Secretary of Delaware, dated within five (5) Business Days of the Closing Date, of the Company.

(d)           Such other documents as MSC may reasonably require to give effect to the terms and intention of this Agreement.

7.2           Documents to be delivered by MSC. On or before the Closing, MSC and Merger Sub shall deliver or cause to be delivered to the Company:

(a)           Officer’s Certificate. An Officer’s Certificate, dated as of the Closing Date, confirming the accuracy of MSC’s representations, warranties and covenants as of the Closing Date and confirming the compliance by MSC with the conditions precedent set forth in Section 7.2 as of the Closing Date.

(b)           Secretary’s Certificate. A Secretary’s Certificate, dated as of the Closing Date, as to (i) the resolutions adopted by each of MSC’s and Merger Sub’s board of directors approving the Transactions, including the Merger, which resolutions shall be in full force and effect, (ii) the MSC Charter Documents, which MSC Charter Documents shall be in full force and effect, and (iii) the authority and incumbency of the officers of MSC and Merger Sub executing this Agreement and any other documents required to be executed or delivered in connection therewith.

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(c)           Such other documents as the Company may reasonably require to give effect to the terms and intention of this Agreement.

(d)           Good standing certificates from the Secretary of State of Nevada and Delaware, dated within five (5) Business Days of the Closing Date, of MSC and Merger Sub, respectively.

(e)            Promptly following the Closing, MSC shall deliver or cause to be delivered certificates for the MSC Common Stock to the shareholders of the Company in accordance with this Agreement.

ARTICLE VIII

SURVIVAL, AMENDMENT AND WAIVER

8.1         No Survival of Representations and Warranties. Except as otherwise provided in Section 9.2 with respect to the termination of this Agreement pursuant to Section 9.1, all of the representations, warranties and agreements contained in this Agreement or in any other certificate, writing or agreement delivered pursuant hereto or in connection herewith shall terminate upon the Effective Time, except as to any matter which is based successfully upon fraud with respect to which the cause of action shall expire only upon expiration of the applicable statute of limitations.

8.2         Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the Parties hereto.

8.3         Waiver. At any time prior to the Effective Time, MSC, on the one hand, and the Company, on the other hand, may (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any Uncured Inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto and (iii) waive compliance by the other Party with any of the agreements or covenants contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX
TERMINATION

9.1         Termination. This Agreement may be terminated and the Transactions abandoned at any time prior to the Closing Date, whether before or after receipt of the MSC Shareholder Approval:

by the mutual written consent of MSC and the Company duly authorized by each of their respective boards of directors; or

by either of MSC or the Company if the Merger shall not have been consummated on or before March 31, 2016 (the “Expiration Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to a party if the failure of the Merger to have been consummated on or before the Expiration Date was primarily due to the breach in any material respect of any of such party’s obligations under this Agreement; or

Annex A - 36

by the Company, if:

MSC shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (x) would result in the failure of a condition set forth in Section 6.2(b) and (y) has not been cured by MSC within thirty (30) calendar days after MSC’s receipt of written notice thereof from the Company (which notice shall specify in reasonable detail the nature of such breach or failure) or is incapable of being cured by MSC by the Expiration Date; provided, however, that the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(c)(i) if there shall be an inaccuracy as of such time of any representation or warranty contained in Article III (assuming such representation and warranty were made as of such time), or if the Company shall have breached any covenant or other obligation in this Agreement, in each case, such that the conditions contained in Section 6.1 would not be capable of being satisfied;

if MSC shall have materially breached any of its obligations under Section 4.6; or

(A) all of the conditions set forth in Sections 6.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but each of which was at the time of termination capable of being satisfied as if such time were the Closing), (B) the Company has irrevocably confirmed by notice in writing to MSC (x) that all of the conditions set forth in Section 6.1 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but each of which was at the time of termination capable of being satisfied or waived at the Closing) or that it is waiving any unsatisfied conditions in Section 6.2 for the purpose of consummating the Closing and (y) it and the Company are ready, willing and able to consummate the Closing; (C) MSC fails to complete the Closing within two (2) Business Days after the delivery of such notice; and (D) the Company stood ready, willing and able to consummate the Closing during such two (2) Business Day period.

by MSC, if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (x) would result in the failure of a condition set forth in Section 6.1(b) and (y) has not been cured by the Company within twenty (20) calendar days after the Company’s receipt of written notice thereof from MSC or is incapable of being cured by the Company by the Expiration Date; provided, however, that MSC shall not have the right to terminate this Agreement pursuant to this Section 9.1(d) if there shall be an inaccuracy as of such time of any representation or warranty contained in Article II (assuming such representation and warranty were made as of such time), or if MSC shall have breached any covenant or other obligation in this Agreement, in each case, such that the conditions contained in Section 6.2 would not be capable of being satisfied.

9.2	Effect of Termination.

(a)                 In the event of the termination of this Agreement as provided in Section 9.1, written notice thereof shall be given to the other party or parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Sections 9.2 and 9.3, Article VIII and Article X), all of which shall survive termination of this Agreement in accordance with their terms), and there shall be no liability on the part of the Company or MSC or their respective directors, officers and Affiliates, except that MSC and the Company may have liability as provided in Section 9.3.

The parties acknowledge that the agreements contained in this Section 9.2 and in Section 9.1 and Section 9.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement.

9.3         Termination Fee

(a)                 In the event that this Agreement is terminated pursuant to Section 9.1(c) then, within five (5) Business Days, MSC shall pay or cause to be paid to the Company, by wire transfer of immediately available funds, the sum of $10,000 (the “Termination Fee”); it being understood and agreed that in no event shall MSC be required to pay the Termination Fee on more than one occasion.

In the event that this Agreement is terminated by MSC pursuant to Section 9.1(d), then the Company shall pay, within five (5) Business Days thereof, by wire transfer of immediately available funds, the Termination Fee, it being understood that in no event shall the Company be required to pay the Termination Fee on more than one occasion; provided further, if the Company pays the Termination Fee then MSC shall have no further rights against the Company hereunder.

Annex A - 37

To the extent that the Company receives the Termination Fee, or MSC receives the Termination Fee, pursuant to this Section 9.3, then (i) with respect to MSC, (A) such Termination Fee shall constitute the exclusive remedy of the Company against MSC and its Subsidiaries and their respective shareholders, directors, officers, employees, agents, Affiliates and assignees (MSC, its Subsidiaries and such other Persons being referred to collectively in this Agreement as the “MSC Related Parties”) for any Damages suffered as a result of the failure of the Transactions to be consummated, and (B) upon payment of such amount, none of the MSC Related Parties shall have any further liability arising out of this Agreement or the Transactions, and (ii) with respect to the Company, (A) such Termination Fee shall constitute the exclusive remedy of MSC against the Company and its shareholders, directors, officers, employees, agents, Affiliates and assignees (the Company and such other Persons being referred to collectively in this Agreement as the “Company Related Parties”) for any damages suffered as a result of the breach of this Agreement of failure of the Transactions to be consummated, and (B) upon payment of such amount, none of the Company Related Parties shall have any further obligation or liability arising out of or related to this Agreement or the Transactions. The Company acknowledges and agrees that the maximum liability of MSC and MSC Related Parties under this Agreement shall be limited to the amount of the Termination Fee. MSC acknowledges and agrees that the maximum liability of the Company and the Company Related Parties under this Agreement shall be limited to the amount of the Termination Fee. The parties acknowledge that the Termination Fees are not a penalty, but rather are liquidated damages in a reasonable amount that will compensate the Company or MSC, as the case may be, in the circumstances in which such payments are payable. If the Company or MSC, as the case may be, fails to promptly pay the amount due pursuant to this Section 9.3, the Company or MSC, as the case may be, shall reimburse the other party for interest on such amount or portion thereof at the prime rate of Citibank N.A. in effect on the date such payment was required to be made through the date of payment.

In no event shall a shareholder, director, officer or employee of any of MSC, Merger Sub or the Company, as the case may be, have any liability for the payment of a Termination Fee pursuant to this Agreement.

ARTICLE X

MISCELLANEOUS

10.1       Assignment. Neither this Agreement nor any right created hereby shall be assignable by any Party hereto without the prior written consent of the other Parities.

10.2       Non-Waiver. The failure in any one or more instances of a Party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said Party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving Party. A breach of any representation, warranty or covenant shall not be affected by the fact that a more general or more specific representation, warranty or covenant was not also breached.

10.3       Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, shall confer on any Person other than the Parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Annex A - 38

10.4       Notices. Any notice or communication must be in writing and will be deemed given: (i) when delivered if delivered personally (including by courier); (ii) on the third (3rd) Business Day after mailing, if mailed, postage prepaid, by registered or certified mail (return receipt requested); (iii) on the day after mailing if sent by a nationally recognized overnight delivery service which maintains records of the time, place, and recipient of delivery; or (iv) upon receipt of a confirmed transmission, if sent by email. For purposes of notice, the addresses of the Parties shall be:

If to MSC:	Magnolia Solar Corporation

54 Cummings Park, Suite 316

Woburn, MA 01801

Attention: Dr. Ashok K. Sood, CEO & President

Telephone: (781) 497-2900

If to the Company	EcoArk, Inc.

3333 Pinnacle Parkway, Suite 220

Rogers, Arkansas 72758

Attention: Randy May, CEO

Telephone: (479) 259-2982

10.5       Governing Legal Requirement; Venue; Waiver of Trial by Jury. This Agreement shall be governed solely and exclusively by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The Parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, State and County of New York. By its execution hereof, the Parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in the State of New York. The Parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the Party prevailing therein shall be entitled to payment from the other Party hereto of its reasonable counsel fees and disbursements.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT OR ANY AGREEMENT EXECUTED PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENT EXECUTED PURSUANT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.5.

10.6       Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.7       Email Transmissions. This Agreement, the other Transaction Documents and all agreements, documents and certificates delivered pursuant to this Agreement and/or the other Transaction Documents or in connection with the Transactions may be executed by any Party and transmitted by such Party to any other Party or Parties by email, and any such document shall be deemed to have full force and effect as if the facsimile or email signature or signatures on such documents were original.

10.8       Third Party Beneficiaries. None of the provisions of this Agreement or any Transaction Document is intended to grant any right or benefit to any Person or entity which is not a Party to this Agreement.

10.9       Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of this Agreement and shall not in any way affect the meaning or interpretation of this Agreement.

Annex A - 39

10.10     Severability. In the event that any provision in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect, the remaining provisions of this Agreement shall not be in any way impaired, and the illegal, invalid or unenforceable provision shall be fully severed from this Agreement and there shall be automatically added in lieu thereof a provision as similar in terms and intent to such severed provision as may be legal, valid and enforceable.

10.11     Entire Agreement. This Agreement and the other Transaction Documents, constitute the entire contract between the Parties hereto pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings between the Parties with respect to such subject matter.

10.12    Joint Negotiation and Drafting. The Parties hereto have participated jointly in the negotiation and drafting of this Agreement and the agreements ancillary hereto and, in the event that an ambiguity or question of intent or interpretation arises, this Agreement and the agreements ancillary hereto shall be construed as jointly drafted by the Parties hereto or thereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement or of any of the agreements ancillary hereto.

10.13      Fees and Expenses.

(a)           Except as otherwise provided in Section 9.3, all fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Transactions are consummated.

[signature page follows]

Annex A - 40

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

MAGNOLIA SOLAR CORPORATION

By:	/s/ Ashok K. Sood
Name:	Dr. Ashok K. Sood
Title:	CEO & President

MAGNOLIA SOLAR ACQUISITION CORPORATION

By:	/s/ Ashok K. Sood
Name:	Dr. Ashok K. Sood
Title:	CEO & President

ECOARK, INC.

By:	/s/ Randy May
Name:	Randy May
Title:	CEO

Annex A - 41

Exhibit A Certificate of Merger

STATE OF DELAWARE

CERTIFICATE OF MERGER OF

DOMESTIC CORPORATIONS

Pursuant to Title 8, Section 251(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is EcoArk, Inc. and the name of the corporation being merged into this surviving corporation is Magnolia Solar Acquisition Corporation

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations.

THIRD: The name of the surviving corporation is EcoArk, Inc., a Delaware corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective on

SIXTH: The Agreement of Merger is on file at 3333 Pinnacle Parkway, Suite 220, Rogers, Arkansas 72758.

the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the ____ day of 2016.

By:

Name:

Title:

Annex A - 42

Schedule 4.10 Company Officer Designees

Randy May	Chief Executive Officer
Dr. Ashok Sood	President
Dr. Yash R. Puri	Chief Financial Officer
Roshan Weerasinghe	Chief Operations Officer
Greg Landis	Secretary

Annex A - 43

Schedule 5.2 Company Board Designees

Randy May

Greg Landis

Gary Metzger

Dr. Ashok Sood

Dr. Yash R. Puri

Annex A - 44

Annex B

MAGNOLIA SOLAR CORPORATION

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Annex B - 1

Report of Independent Registered Public Accounting Firm

To the Directors of

Magnolia Solar Corporation

We have audited the accompanying consolidated balance sheets of Magnolia Solar Corporation (the "Company") as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in stockholders' deficit and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Magnolia Solar Corporation as of December 31, 2015 and 2014, and the results of its consolidated statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company is in process of completing a merger with another entity while they are continuing their development of their thin film solar cell technology and has incurred substantial losses as a result of this. The lack of profitable operations raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KBL, LLP

/s/ KBL, LLP

New York, NY

February 26, 2016

Annex B - 2

MAGNOLIA SOLAR CORPORATION

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2015 AND 2014

	DECEMBER 31,	DECEMBER 31,
	2015	2014
ASSETS
CURRENT ASSETS
Cash	$45,870	$25,127
Accounts receivable	10,513	185,455
Prepaid expense	-	1,417
Total current assets	56,383	211,999

Fixed assets, net	311	623

OTHER ASSETS
License with related party, net of accumulated amortization	83,183	118,833
Total other assets	83,183	118,833

TOTAL ASSETS	$139,877	$331,455

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$682,029	$578,810
Current portion of Original Issue Discount Senior Secured Convertible Promissory Note, net of discount	2,400,000	2,400,000
Total current liabilities	3,082,029	2,978,810

TOTAL LIABILITIES	3,082,029	2,978,810

STOCKHOLDERS' DEFICIT
Common stock, $0.001 par value, 75,000,000 shares authorized, 47,434,231 and 39,727,316 shares issued and outstanding	47,434	39,727
Additional paid-in capital	2,491,804	2,228,367
Additional paid-in capital - warrants	962,297	962,297
Accumulated deficit	(6,443,687)	(5,877,746)
Total stockholders' deficit	(2,942,152)	(2,647,355)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$139,877	$331,455

The accompanying notes are an integral part of these consolidated financial statements.

Annex B - 3

MAGNOLIA SOLAR CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014

REVENUE - net	$159,882	$218,270

COST OF REVENUES	102,069	135,356

GROSS PROFIT	57,813	82,914

OPERATING EXPENSES
Indirect and administrative labor	160,483	198,800
Professional fees	150,179	138,260
Depreciation and amortization expense	35,962	35,962
General and administrative	37,145	43,629
Total operating expenses	383,769	416,651

OTHER (INCOME) EXPENSE
Interest expense	239,985	239,981
Total other (income) expense	239,985	239,981

LOSS BEFORE PROVISION FOR INCOME TAXES	(565,941)	(573,718)

PROVISION FOR INCOME TAXES	-	-

NET LOSS	$(565,941)	$(573,718)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	42,982,899	37,469,963

NET LOSS PER SHARE	$(0.01)	$(0.02)

The accompanying notes are an integral part of these consolidated financial statements.

Annex B - 4

MAGNOLIA SOLAR CORPORATION

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

				Additional
			Additional	Paid-In
	Common Stock		Paid-In	Capital -	Accumulated
	Shares	Amount	Capital	Warrants	Deficits	Total

Balance - December 31, 2013	33,835,268	$33,836	$1,957,574	$962,297	$(5,304,028)	$(2,350,321)

Common shares issued for payment of interest	5,636,597	5,636	234,364	-	-	240,000

Common shares issued for services rendered	255,451	255	8,745	-	-	9,000

Stock based compensation	-	-	27,684	-	-	27,684

Net loss for the year ended December 31, 2014	-	-	-	-	(573,718)	(573,718)

Balance - December 31, 2014	39,727,316	39,727	2,228,367	962,297	(5,877,746)	(2,647,355)

Common shares issued for payment of interest	7,706,915	7,707	232,293	-	-	240,000

Common shares issued for services rendered	-	-	-	-	-	-

Stock based compensation	-	-	31,144	-	-	31,144

Net loss for the year ended December 31, 2015	-	-	-	-	(565,941)	(565,941)

Balance - December 31, 2015	47,434,231	$47,434	$2,491,804	$962,297	$(6,443,687)	$(2,942,152)

The accompanying notes are an integral part of these consolidated financial statements.

Annex B - 5

MAGNOLIA SOLAR CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(565,941)	$(573,718)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization expense	35,962	35,962
Stock based compensation	31,144	27,684
Common stock issued for services rendered	-	9,000
Common stock issued for payment of interest	240,000	240,000

Change in assets and liabilities:
Decrease in accounts receivable	174,942	41,170
Decrease in prepaid expenses	1,417	-
Increase in accounts payable and accrued expenses	103,219	126,857
Total adjustments	586,684	480,673
Net cash provided by (used in) operating activities	20,743	(93,045)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	20,743	(93,045)

CASH - BEGINNING OF YEAR	25,127	118,172

CASH - END OF YEAR	$45,870	$25,127

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$-	$-
Income taxes	$912	$1,222

NON-CASH SUPPLEMENTAL INFORMATION:
Stock issued for services rendered	$-	$9,000
Stock issued for payment of interest	$240,000	$240,000
Stock based compensation	$31,144	$27,684

The accompanying notes are an integral part of these consolidated financial statements.

Annex B - 6

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 1 - Organization and Nature of Business

Magnolia Solar Corporation (the “Registrant”) through its wholly-owned subsidiary, Magnolia Solar, Inc. (“Magnolia Solar” and together with the Registrant, “we,” “our,” “us,” or the “Company”) is focused on developing and commercializing thin film solar cell technologies that employ nanostructured materials and designs.

The Company is pioneering the development of thin film, high efficiency solar cells for applications such as power generation for electrical grids as well as for local applications, including lighting, heating, traffic control, irrigation, water distillation, and other residential, agricultural and commercial uses.

The Company’s technology takes multiple approaches to bringing cell efficiencies close to those realized in silicon based solar cells while also lowering manufacturing costs. The technology uses a different composition of materials than those used by competing thin film cell manufacturers; incorporates additional layers of material to absorb a wider spectrum of light; uses inexpensive substrate materials, such as glass and polymers, lowering the cost of the completed cell compared to silicon based solar cells; and is based on non-toxic materials that do not have adverse environmental effects.

Since 2010, the Company filed a series of U.S. utility patents relating to the technologies under development.

Reverse Merger

On November 19, 2007, the Registrant, formerly known as Mobilis Relocation Services, Inc. (“Mobilis”), was organized under the laws of the State of Nevada. Mobilis formed Magnolia Solar Acquisition Corp., a wholly-owned subsidiary incorporated in the State of Delaware. Mobilis filed a Certificate of Change to its Articles of Incorporation in order to affect a forward split of the number of authorized shares of common stock which they were authorized to issue, and of the then issued and outstanding shares in a ratio of 1.3157895:1. The forward split occurred in February 2010. All share and per share amounts have been reflected herein post-split.

On December 31, 2009, Mobilis entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”) with Magnolia Solar, Inc., a privately held Delaware corporation incorporated on January 8, 2008, and Magnolia Solar Acquisition Corp. (“Acquisition Sub”). Upon closing of the transaction, under the Merger Agreement, Acquisition Sub merged with and into Magnolia Solar, and Magnolia Solar, as the surviving corporation, became a wholly-owned subsidiary of Mobilis. Thereafter, Mobilis changed its name to Magnolia Solar Corporation. The transaction was accounted for as a reverse merger, and the historical financial information is that of Magnolia Solar, Inc.

Annex B - 7

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 1 - Organization and Nature of Business (continued)

Going Concern

These consolidated financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has been generating revenues from various development contracts with governmental agencies; however the Company has generated losses totaling $565,941 and $573,718 for the years ended December 31, 2015 and 2014, respectively. While the Company raised funds in a private placement that it consummated in 2009 (raising $990,000 in $2,660,000 of Original Issue Discount Senior Secured Convertible Promissory Notes (the “2009 Notes”)), at December 31, 2015 and December 31, 2014, it had cash of $45,870 and $25,127, respectively, and will need to raise additional funds to carry out its business plan.

The continuation of the Company as a going concern is dependent upon the ability of the Company to obtain necessary equity financing to continue operations.

On December 29, 2011, the 2009 Notes in the aggregate principal amount of $2,660,000 were amended. Pursuant to the terms of the amendment agreements, (i) 2009 Notes in the aggregate principal amount of $260,000 converted into an aggregate of 1,040,000 shares of common stock of the Company at an adjusted conversion price of $0.25 per share, (ii) 2009 Notes in the aggregate principal amount of $2,000,000 were amended to extend the maturity dates from December 31, 2011 to December 31, 2012 and 2009 Notes in the aggregate principal amount of the remaining $400,000 were amended to extend the maturity date from December 31, 2011 to December 31, 2013, (iii) 2009 Notes in the aggregate principal amount of $2,000,000 were amended to adjust the conversion price of such notes from $1.00 per share to $0.25 per share, (iv) 2009 Notes in the aggregate principal amount of $400,000 were amended to provide that such notes shall, from January 1, 2012 onwards, bear interest at the rate of 10% per annum payable on a quarterly basis, upon conversion and at maturity and that such interest may, at the option of the Company, be paid in cash or in shares of common stock of the Company at the interest conversion rate of 90% of the volume weighted average price of the common stock of the Company during the 20 trading days prior to the interest payment date, (v) an aggregate of 1,300,000 shares of common stock of the Company were issued to certain holders of the 2009 Notes, and (vi) the exercise price of the warrants to purchase an aggregate of 3,385,300 shares of common stock was adjusted from $1.25 per share to $0.50 per share.

Annex B - 8

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 1 - Organization and Nature of Business (continued)

Going Concern (continued)

On December 21, 2012 and June 27, 2013 the 2009 Notes as described in the preceding paragraph were amended. Pursuant to the terms of the amendment agreements, (i) 2009 Notes in the aggregate principal amount of $2,000,000 were amended to extend the maturity dates from December 31, 2012 to December 31, 2013, (ii) 2009 Notes in the aggregate principal amount of $2,000,000 were amended to provide that such notes shall, from January 1, 2013 onwards, bear interest at the rate of 10% per annum payable on a quarterly basis, upon conversion and at maturity and that such interest may, at the option of the Company, be paid in cash or in shares of common stock of the Company at the interest conversion rate of 90% of the volume weighted average price of the common stock of the Company during the 20 trading days prior to the interest payment date, and (iii) the exercise price of warrants to purchase an aggregate of 3,385,300 shares of common stock was adjusted from $0.50 per share to $0.25 per share.

On December 29 and 31, 2013, the 2009 Notes as described in the preceding paragraphs were amended. Pursuant to the terms of the amendment agreements, (i) 2009 Notes in the aggregate principal amount of $2,400,000 were amended to extend the maturity dates from December 31, 2013 to December 31, 2014, and (ii) the exercise price of the warrants to purchase an aggregate of 3,385,300 shares of common stock was adjusted from $0.25 per share to $0.10 per share. Additionally, the Company also agreed to extend the expiration date of the warrants to purchase an aggregate of 2,660,000 shares of common stock from December 31, 2014 to December 31, 2016.

There can be no assurance that additional funds will be available when needed from any source or, if available, will be available on terms that are acceptable to the Company. If the Company were to default on its indebtedness, then holders of the notes may foreclose on the debt and seize the Company's assets which may force the Company to suspend or cease operations altogether. These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the ability of the Company to continue as a going concern.

On January 29, 2016, the Company entered into a Merger Agreement with Ecoark, Inc. ("Ecoark") providing, among other things, for the acquisition of Ecoark by the Company in a share for share exchange pursuant to which it is contemplated that at the closing Ecoark shareholders will own approximately 95% of the outstanding shares of the Company. The Company filed a preliminary 14A Proxy Statement informing its shareholders of the Company’s intent to hold a shareholder meeting in order to vote on certain proposals to amend the Articles of Incorporation to increase of the authorized shares of common stock to 100,000,000 shares, to effect the creation of 5,000,000 shares of "blank check" preferred stock, to approve a reverse stock split of the common stock 1 for 250, and to change the name of the corporation to Ecoark Holdings Inc., the approval of which are conditions to closing the merger with Ecoark. Subject to the approval of the Company’s shareholders, it is anticipated that the merger will be completed in March 2016.

Annex B - 9

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 1 - Organization and Nature of Business (continued)

Going Concern (continued)

Should the Company fail to complete the merger, the Company may need to raise additional capital to expand operations to the point at which the Company can achieve profitability. The terms of equity or debt that may be raised may not be on terms acceptable by the Company. If adequate funds cannot be raised outside of the Company, the Company may suspend or cease operations altogether.

The development of renewable energy and energy efficiency marks a new era of energy exploration in the United States. The Company continues to explore low cost alternatives for energy solutions which are in line with United States government initiatives for renewable energy sources. The Company hopes that these factors will mitigate the current unstable factors in the United States economy.

Note 2 - Summary of Significant Accounting Policies

Basis of Accounting

The financial statements have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles.

Principles of Consolidation

The Company applies the guidance of Topic 810 “Consolidation” of the FASB Accounting Standards Codification to determine whether and how to consolidate another entity. Pursuant to ASC Paragraph 810-10-15-10 all majority-owned subsidiaries—all entities in which a parent has a controlling financial interest—shall be consolidated except (1) when control does not rest with the parent, the majority owner; (2) if the parent is a broker-dealer within the scope of Topic 940 and control is likely to be temporary; (3) consolidation by an investment company within the scope of Topic 946 of a non-investment-company investee. Pursuant to ASC Paragraph 810-10-15-8, the usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule ownership by one reporting entity, directly or indirectly, of more than 50 percent of the outstanding voting shares of another entity is a condition pointing toward consolidation. The power to control may also exist with a lesser percentage of ownership, for example, by contract, lease, agreement with other stockholders, or by court decree. The Company consolidates all less-than-majority-owned subsidiaries, if any, in which the parent’s power to control exists.

The consolidated financial statements include all accounts of the entities at December 31, 2015 as follows:

Name of consolidated subsidiary or entity	State or other jurisdiction of incorporation or organization	Date of incorporation or formation (date of acquisition, if applicable)	Attributable interest at December 31, 2015 and 2014

Magnolia Solar Inc.	Delaware, U.S.A.	January 8, 2008	100%

All inter-company balances and transactions have been eliminated.

Annex B - 10

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 2 - Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

For financial reporting, current earnings are charged and an allowance is credited with a provision for doubtful accounts based on experience. Accounts deemed uncollectible are charged against this allowance. Receivables are reported on the balance sheet net of such allowance. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses. The Company believes no allowance for doubtful accounts is necessary at December 31, 2015 or December 31, 2014.

Property and Equipment

Property and equipment are stated at cost and are depreciated on a straight-line basis over their estimated useful lives (from three to seven years). Additions, renewals, and betterments, unless of a minor amount, are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Impairment of Long-Lived Assets

The Company reviews their recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell. The Company’s management has determined that the fair value of long-lived assets exceeds the book value and thus no impairment charge is necessary as of December 31, 2015 or December 31, 2014.

Fair Value of Financial Instruments

In accordance with ASC 820, Fair Value Measurements and Disclosures, the carrying amount reported in the consolidated balance sheets for cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

Annex B - 11

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes

The Company accounts for income taxes utilizing the liability method of accounting. Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

Revenue Recognition

Revenue is recognized from private and public sector contracts that are time and material type contracts. These revenues are recognized in accordance with ASC 605, Revenue Recognition. The Company recognizes revenue when; (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the seller’s price to the buyer is fixed or determinable and (4) collectability is reasonably assured.

The Company assesses whether fees are fixed or determinable at the time of sale and recognizes revenue if all other revenue recognition requirements are met. The Company's standard payment terms are net 30 days. Payments that extend beyond 30 days from the contract date but that are due within twelve months are generally deemed to be fixed or determinable based on the Company's successful collection history on such arrangements, and thereby satisfy the required criteria for revenue recognition.

Revenue from inception to December 31, 2015 has been primarily from research and development grants or contracts to develop solar cells using the Company’s technology.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents. The Company had no cash equivalents as of December 31, 2015 or December 31, 2014.

Uncertainty in Income Taxes

The Company follows ASC 740-10, Accounting for Uncertainty in Income Taxes. This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. Management evaluates their tax positions on an annual basis. The Company’s policy is to recognize both interest and penalties related to unrecognized tax benefits expected to result in payment of cash within one year are classified as accrued liabilities, while those expected beyond one year are classified as other liabilities. The Company has not recorded any interest or penalties since its inception.

The Company files income tax returns in the U.S. federal tax jurisdiction and various state tax jurisdictions. The tax years for 2012 to 2014 remain open for examination by federal and/or state tax jurisdictions. The Company is currently not under examination by any other tax jurisdictions for any tax year.

Annex B - 12

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 2 - Summary of Significant Accounting Policies (continued)

Loss Per Share of Common Stock

Basic net loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive for periods presented. The following is a reconciliation of the computation for basic and diluted EPS:

	December 31,	December 31,
	2015	2014

Net loss	$(565,941)	$(573,718)

Weighted-average common shares outstanding (Basic)	42,982,899	37,469,963

Weighted-average common stock
Equivalents
Stock options	2,450,000	1,730,355
Warrants	3,785,300	3,785,300

Weighted-average common shares outstanding (Diluted)	49,218,199	42,985,618

Stock based compensation

The Company applies ASC No. 718 and ASC Subtopic No. 505-50, Equity-Based Payments to Non Employees, to options and other stock based awards issued to nonemployees. In accordance with ASC No. 718 and ASC Subtopic No. 505-50, the Company uses the Black-Scholes option pricing model to measure the fair value of the options at the measurement date.

Recently Issued Accounting Standards

During August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern.” The provisions of ASU No. 2014-15 require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this ASU are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. The Company is currently assessing the impact of this ASU on the Company’s consolidated financial statements.

Annex B - 13

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 2 - Summary of Significant Accounting Policies (continued)

Recently Issued Accounting Standards (continued)

During May 2014, the FASB issued an Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers (Topic 606)". The objective of ASU 2014-09 is to (1) remove inconsistencies and weaknesses in revenue requirements, (2) provide a more robust framework for addressing revenue issues, (3) improve comparability of revenue recognition practices across entities, industries, jurisdictions, and capital markets, (4) provide more useful information to users of financial statements through improved disclosure requirements, and (5) simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. The effective date of this ASU was subsequently changed with the issuance of ASU 2015-14 to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The Company is currently evaluating the effect of this standard on its financial statements.

There were other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Note 3 - Stockholders’ Deficit

The Company has 75,000,000 shares of common stock, par value of $0.001 per share authorized.

Shares

Prior to the Reverse Merger as discussed in Note 1, the Company issued 4,473,686 shares of common stock between January and March 2008 at prices ranging from $0.01 to $0.02 per share for a total of $53,000 cash.

In accordance with the Reverse Merger, the Company cancelled 1,973,684 shares of common stock and issued 21,330,000 shares to the former shareholders of Magnolia Solar, Inc. As a result of these transactions, as of December 31, 2009, there were 23,830,000 shares of common stock issued and outstanding.

The Company effectuated a 1.3157895:1 forward stock split in February 2010, in accordance with the Merger Agreement which resulted in 23,830,000 shares of common stock issued and outstanding.

Annex B - 14

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 3 - Stockholders’ Deficit (continued)

Shares (continued)

In February 2014, the Company issued 1,048,950 shares of common stock at its fair value price ($0.06 per share) in lieu of interest payment for a value of $60,000.

In March 2014, the Company issued 94,737 shares of common stock for consulting services for a value of $4,500 at a fair market value price of $0.05 per share.

In April 2014, the Company issued 2,068,965 shares of common stock at its fair value price ($0.03 per share) in lieu of interest payment for a value of $60,000.

In April 2014, the Company issued 160,714 shares of common stock for consulting services for a value of $4,500 at a fair market value price of $0.03 per share.

In August 2014, the Company issued 1,318,682 shares of common stock at its fair value price ($0.05 per share) in lieu of interest payment for a value of $60,000.

In October 2014, the Company issued 1,200,000 shares of common stock at its fair value price ($0.05 per share) in lieu of interest payment for a value of $60,000.

In March 2015, the Company issued 1,195,219 shares of common stock at its fair value price ($0.05 per share) in lieu of interest payment for a value of $60,000.

In April 2015, the Company issued 1,534,526 shares of common stock at its fair value price ($0.04 per share) in lieu of interest payment for a value of $60,000.

In July 2015, the Company issued 1,643,837 shares of common stock at its fair value price ($0.04 per share) in lieu of interest payment for a value of $60,000.

In October 2015, the Company issued 3,333,333 shares of common stock at its fair value price ($0.02 per share) in lieu of interest payment for a value of $60,000.

As of December 31, 2015, the Company had 47,434,231 shares issued and outstanding.

Warrants

Following the closing of the Reverse Merger in December 2009, the Company issued five-year callable warrants (the “2009 Warrants”) to purchase an aggregate of 2,660,000 shares of common stock exercisable at $1.25 per share to investors in a private placement (the “2009 Private Placement”) and further issued seven year placement agent warrants to purchase an aggregate of 725,300 shares of common stock exercisable at $1.05 per share. On December 29, 2011, the exercise price of both the 2009 Warrants and placement agent warrants was reduced to $0.50 per share.

Annex B - 15

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 3 - Stockholders’ Deficit (continued)

Warrants (continued)

On December 21, 2012, the exercise price of the 2009 Warrants and placement agent warrants were reduced to $0.25 per share. On December 23, 2013, the exercise price of the 2009 Warrants and placement agent warrants were further reduced to $0.10 per share. Additionally, the Company also agreed to extend the expiration date of the 2009 Warrants from December 31, 2014 to December 31, 2016.

On August 15, 2011, the Company issued 400,000 warrants for public relations services. The warrants vest immediately, and are for a term of 5 years with a strike price of $0.50 per share. The warrants have been valued at $59,534 and are reflected in the consolidated financial statements for the year ended December 31, 2014.

As of December 31, 2015, the following warrants are outstanding:

Balance – December 31, 2008	-	-
Issued – in the 26.6 units	2,660,000	$0.10
Issued – to Placement Agent	725,300	$0.10
Balance – December 31, 2009	3,385,300	$0.10
Balance – December 31, 2010	3,385,300	$0.10
Issued – for public relations	400,000	$0.50
Balance – December 31, 2011	3,785,300	$0.14
Balance – December 31, 2012	3,785,300	$0.14
Balance – December 31, 2013	3,785,300	$0.14
Balance – December 31, 2014	3,785,300	$0.14
Balance – December 31, 2015	3,785,300	$0.14

Stock Options

In May 2014, the Company granted 2,450,000 shares of common stock under the 2013 Incentive Stock Option Plan. Under the 2013 Plan, the Company may grant options to purchase up to 5,500,000 shares of common stock to be granted to Company employees, officers, directors, consultants and advisors. The vesting provisions, exercise price and expiration dates will be established by the Board of Directors (the "Board") of the Company at the date of grant, but incentive stock options may be subject to earlier termination, as provided in the 2013 Plan. As of December 31, 2015, there were 2,335,709 shares available for future grant.

The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model.

Annex B - 16

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 3 - Stockholders’ Deficit (continued)

Stock Options (continued)

Expected volatility was calculated based upon the company’s observed median volatility. The risk-free interest rate assumption is based upon the United States Treasury Bond yield curve in effect at the time of grant for instruments with a similar expected life.

The Company recognized compensation cost related to stock-based compensation in the amount of $31,144, for the year ended December 31, 2015. The Company has not recognized any tax benefits or deductions related to the effects of employee stock-based compensation.

In addition, as of December 31, 2015, approximately $10,382 was related to non-vested options which will be recognized over a weighted-average period of approximately 3.42 years.

No options were exercised under all share-based compensation arrangements for the period ending December 31, 2015.

The following is a summary of stock option activity under the Company's stock option plan:

	Number of Options/Shares	Range of Exercise Prices	Weighted- Average Exercise Price

Outstanding as of December 31, 2014	2,450,000	$0.05	$0.05
Options granted	-	$0.00	$0.00
Options exercised	-	$0.00	$0.00
Options forfeited/expired/cancelled	-	$0.00	$0.00
Outstanding as of December 31, 2015	2,450,000	$0.05	$0.05
Exercisable as of December 31, 2015	2,082,500	$0.05	$0.05
Exercisable as of December 31, 2014	980,000	$0.05	$0.05

Annex B - 17

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 3 - Stockholders’ Deficit (continued)

Stock Options (continued)

Information about stock options outstanding as of December 31, 2015 is as follows:

Exercise Price	Number of Options Outstanding	Weighted-Average Remaining Contractual Life (years)	Number of Options Exercisable
$0.05	2,450,000	3.42	2,082,500
	2,450,000	3.42	2,082,500

Note 4 - Property and Equipment

Property and equipment consisted of the following at December 31, 2015 and December 31, 2014:

	December 31,	December 31,
	2015	2014

Office equipment and computers	$6,106	$6,106
Furniture and fixtures	2,182	2,182
	8,288	8,288
Accumulated depreciation	(7,977)	(7,665)

	$311	$623

The Company incurred $312 and $312, respectively, in depreciation expense for the periods ended December 31, 2015 and 2014.

Note 5 - License Agreement with Related Party

The Company has entered into a 10-year, renewable, exclusive license with Magnolia Optical Technologies, Inc. (“Magnolia Optical”) on April 30, 2008 for the exclusive rights of the technology related to the application of Optical’s solar cell technology. Magnolia Optical shares common ownership with the Company.

The Company is amortizing the license fee of $356,500 over the 120 month term of the Agreement. Accumulated amortization as of December 31, 2015 and December 31, 2014 was $273,317 and $237,667, respectively. Amortization expense for each of the years ended December 31, 2015 and 2014 was $35,650, respectively. The Company’s management has determined that the fair value of the license exceeds the book value and thus no further impairment or amortization is necessary as of December 31, 2015 or December 31, 2014.

Annex B - 18

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 6 - Original Issue Discount Senior Secured Convertible Promissory Note

Original Notes

Following the closing of the Reverse Merger in December 2009, the Company issued 26.6 units in the 2009 Private Placement consisting of an aggregate of $2,660,000 of 2009 Notes and 2009 Warrants exercisable into an aggregate of 2,660,000 shares of common stock exercisable at $1.25 per share, for $50,000 per unit for aggregate proceeds to the Company of $990,000. In addition, placement agent warrants to purchase an aggregate of 725,300 shares of common stock exercisable at $1.05 per share were issued. The 2009 Notes are secured by a first-priority security interest in the assets of the Company. Holders of the 2009 Notes and warrants issued in the 2009 Private Placement also have the right to “piggyback” registration of the shares underlying the 2009 Notes and warrants.

Prior to the amendment and restatement of the 2009 Notes, the 2009 Notes were originally due December 31, 2011 and convertible at the option of the holder, into shares of the Company’s common stock at an initial conversion rate of $1.00 per share.

Amended Notes

On December 29, 2011, the Company entered into amendment agreements with holders of the 2009 Notes and 2009 Warrants. Pursuant to the terms of the amendment agreements, (i) 2009 Notes in the aggregate principal amount of $260,000 were converted into an aggregate of 1,040,000 shares of common stock of the Company at an adjusted conversion price of $0.25 per share, (ii) 2009 Notes in the aggregate principal amount of $2,000,000 were amended to extend the maturity dates from December 31, 2011 to December 31, 2012 and 2009 Notes in the aggregate principal amount of the remaining $400,000 were amended to extend the maturity date from December 31, 2011 to December 31, 2013, (iii) 2009 Notes in the aggregate principal amount of $2,000,000 were amended to adjust the conversion price of such notes from $1.00 per share to $0.25 per share, (iv) 2009 Notes in the aggregate principal amount of $400,000 were amended to provide that such notes shall, from January 1, 2012 onwards, bear interest at the rate of 10% per annum payable on a quarterly basis, upon conversion and at maturity and that such interest may, at the option of the Company, be paid in cash or in shares of common stock of the Company at the interest conversion rate of 90% of the volume weighted average price of the common stock of the Company during the 20 trading days prior to the interest payment date, (v) an aggregate of 1,300,000 shares of common stock of the Company were issued to certain holders of the 2009 Notes, and (vi) the exercise price of warrants to purchase an aggregate of 3,385,000 shares of common stock was adjusted from $1.25 per share to $0.50 per share.

Annex B - 19

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 6 - Original Issue Discount Senior Secured Convertible Promissory Note (continued)

Amended Notes (continued)

On December 21, 2012 and on June 27, 2013 the 2009 Notes as described in the preceding paragraph were amended. Pursuant to the terms of the amendment agreements, (i) 2009 Notes in the aggregate principal amount of $2,000,000 were amended to extend the maturity dates from December 31, 2012 to December 31, 2013, (ii) 2009 Notes in the aggregate principal amount of $2,000,000 were amended to provide that such notes shall, from January 1, 2013 onwards, bear interest at the rate of 10% per annum payable on a quarterly basis, upon conversion and at maturity and that such interest may, at the option of the Company, be paid in cash or in shares of common stock of the Company at the interest conversion rate of 90% of the volume weighted average price of the common stock of the Company during the 20 trading days prior to the interest payment date, and (iii) the exercise price of the warrants to purchase an aggregate of 3,385,300 shares of common stock was adjusted from $0.50 per share to $0.25 per share. Upon amendment of the notes, interest was calculated on the entire $2,400,000 of promissory notes at a rate of 10% per year. Interest expense was accrued in the amount of $60,000 per quarter and shares are issued in lieu of cash payments.

On December 29 and 31, 2013 the 2009 Notes as described in the preceding paragraph were amended. Pursuant to the terms of the amendment agreements, (i) 2009 Notes in the aggregate principal amount of $2,400,000 were amended to extend the maturity dates from December 31, 2013 to December 31, 2014, (ii) the exercise price of the warrants to purchase an aggregate of 3,385,300 shares of common stock was adjusted from $0.25 per share to $0.10 per share. Additionally, the Company also agreed to extend the expiration date of the warrants to purchase an aggregate of 2,660,000 shares of common stock from December 31, 2014 to December 31, 2016.

As of December 31, 2015, the Company issued 18,794,940 shares of its common stock in lieu of interest payments in the aggregate of $700,000 relating to the 2009 Notes in the aggregate principal of $2,400,000.

As of December 31, 2015, the entire $2,400,000 balance of the amended 2009 Notes remains outstanding. In the transaction, the Company recognized a discount of $1,670,000 which was amortized over the original life of the 2009 Notes. The discount represented the original issue discount. In addition, the Company determined that the value of the warrants in the transaction of $412,830 as a discount to the 2009 Notes. This discount was being amortized as well over the original life of the 2009 Notes.

The 2009 Notes mature on June 30, 2016 (these notes were extended on January 29, 2016 and will convert to equity if the merger is completed - see Note 11).

As of December 31, 2015, $2,400,000 of the 2009 Notes are classified as a current liability and the amounts have not been repaid as of the issuance of these financial statements. The modifications made to the debt instruments did not constitute a material modification under ASC 470-50.

Annex B - 20

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 7 - Provision for Income Taxes

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of December 31, 2015, there is no provision for income taxes, current or deferred.

December 31, 2015
Net operating losses	$1,371,196
Valuation allowance	(1,371,196)
$-

At December 31, 2015, the Company had a net operating loss carry forward in the amount of approximately $4,000,000 available to offset future taxable income through 2035. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the years ended December 31, 2015 and 2014 is summarized below.

Federal statutory rate	(34.0)%
State income taxes, net of federal	0.0
Valuation allowance	34.0
0.0%

Annex B - 21

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 8 - Commitments and Contingencies

Office Lease

The Company leases office facilities located in Woburn, MA under a lease agreement that expires December 30, 2016. The Company leased additional office facilities at a second location in Albany, NY under a lease agreement that was canceled effective October 31, 2015. Rent expense for the Company’s facilities for the years ended December 31, 2015 and December 31, 2014 totaled $15,009 and $18,143, respectively.

The future minimum lease payments due under the above mentioned non-cancelable lease agreement is as follows:

Year ending December 31,
2016	$4,212
$4,212

Contract Related Fees

As part of the contract to develop its products, the Company has agreed to pay the contractor 1.5% of future New York state manufactured sales, and 5% of future non-New York state manufactured sales until the entire funds paid by the contractor have been repaid, or 15 years, whichever comes first. As of December 31, 2015, the Company has $1,251,885 of contract related expenses, all of which will be owed to the contractor, contingent upon the sale of the Company’s product. No liability is accrued since no sales have occurred.

Note 9 - Concentration of Credit Risk

The Company maintains its cash in one bank deposit account, which at times may exceed the federally insured limits of $250,000 that exist through December 31, 2015. At December 31, 2015, the Company did not have any uninsured deposits.

Annex B - 22

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 9 - Concentration of Credit Risk (continued)

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable. The Company extends credit based on the customers’ financial conditions. The Company does not require collateral or other security to support customer receivables. Credit losses, when realized, have been within the range of management’s expectations. To further reduce credit risk associated with accounts receivable, the Company performs periodic credit evaluations of its customers.

	December 31, 2015	December 31, 2014
Concentrations in accounts receivable:
Customer A	100%	*
Customer B	*	60%
Customer C	*	40%

	December 31, 2015	December 31, 2014
Concentrations in net revenue:
Customer A	93%	90%

* Customer did not exceed 10% for the respective year.

Note 10 - Fair Value Measurements

The Company adopted certain provisions of ASC Topic 820. ASC 820 defines fair value, provides a consistent framework for measuring fair value under generally accepted accounting principles and expands fair value financial statement disclosure requirements. ASC 820’s valuation techniques are based on observable and unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect our market assumptions. ASC 820 classifies these inputs into the following hierarchy:

Level 1	Quoted prices in active markets for identical assets or liabilities. The Company's Level 1 assets consist of cash and cash equivalents.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Annex B - 23

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 10 - Fair Value Measurements (continued)

Financial assets and liabilities measured at fair value on a recurring basis are summarized below:

December 31, 2015
	Level 1	Level 2	Level 3	Total

Cash	$45,870	$-	$-	$45,870
Total assets	$45,870	$-	$-	$45,870
Original Issue Discount Senior Secured Convertible Promissory Notes	$-	$-	$2,400,000	$2,400,000
Total liabilities	$-	$-	$2,400,000	$2,400,000

December 31, 2014
	Level 1	Level 2	Level 3	Total

Cash	$25,127	$-	$-	$25,127
Total assets	$25,127	$-	$-	$25,127
Original Issue Discount Senior Secured Convertible Promissory Notes	$-	$-	$2,400,000	$2,400,000
Total liabilities	$-	$-	$2,400,000	$2,400,000

Annex B - 24

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 10 - Fair Value Measurements (continued)

Original Issue Discount Senior Secured Convertible Promissory Notes

Balance, January 1, 2014	$2,400,000
Realized gains (losses)	-
Unrealized gains (losses) relating to instruments still held at the reporting date	-
Purchases, sales, issuances and settlements, net	-
Discount on notes	-
Amortization of discount on notes	-
Conversion of notes to common stock	-
Balance, December 31, 2014	$2,400,000
Realized gains (losses)	-
Unrealized gains (losses) relating to instruments still held at the reporting date	-
Purchases, sales, issuances and settlements, net	-
Discount on notes	-
Amortization of discount on notes	-
Balance, December 31, 2015	$2,400,000

Annex B - 25

MAGNOLIA SOLAR CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2015 AND 2014

Note 11 – Subsequent Events

On January 19, 2016, the Company issued 1,570,681 shares of common stock for payment in lieu of cash of interest equal to $60,000.

On January 29, 2016, the Company entered into a Merger Agreement with Ecoark providing, among other things, for the acquisition of Ecoark by the Company in a share for share exchange pursuant to which it is contemplated that at the closing Ecoark shareholders will own approximately 95% of the outstanding share of the Company. The Company filed a 14A and is awaiting approval from the SEC on certain proposals to amend the Articles of Incorporation to increase of the authorized shares of common stock to 100,000,000 shares, to effect the creation of 5,000,000 shares of "blank check" preferred stock, to approve a reverse stock split of the common stock 1 for 250, and to change the name of the corporation to Ecoark Holdings Inc. Upon approval by the SEC, it is anticipated that the merger will be completed in March 2016.

On January 29, 2016, the Company entered into an agreement with holders of the Notes Payable as mentioned in Note 6 to extend the term of the note to June 30, 2016. The notes will convert to equity if the merger is completed.

Management has evaluated subsequent events for the disclosure and/or recognition in the financial statements through the date that the financial statements were available to be issued, which date is February 26, 2016.

Annex B - 26

 Annex C

EcoArk Inc. AND SUBSIDIARIES

December 31, 2015 AND 2014

Annex C - 1

ECOARK INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)
DECEMBER 31, 2015 AND 2014

	(Dollars in thousands, except per share)
	2015	2014
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,962	$2,220
Accounts receivable, net of allowance	977	884
Inventory, net of reserves	643	903
Prepaid expenses	161	151
Related party receivable	-	100
Other current assets	138	25

Total current assets	3,881	4,283

Property and equipment, net	363	462
Other assets	25
Intangible assets, net	852	1,904

TOTAL ASSETS	$5,121	$6,649

Unaudited	Annex C - 2	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)
DECEMBER 31, 2015 AND 2014

	(Dollars in thousands, except per share)
	2015	2014
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Current portion of long-term debt	$3,175	$3,027
Current portion of long-term debt - related parties	1,329	6,176
Note payable - bank	-	250
Accounts payable	1,116	967
Accrued expenses	374	209
Accrued interest	40	148
Deferred revenue	-	142
Total current liabilities	6,034	10,919

NON-CURRENT LIABILITIES
Long-term debt, net of current portion	-	171
Long-term debt - related parties, net of current portion	-	3,111
Total non-current liabilities	-	3,282

COMMITMENTS AND CONTINGENCIES	-	-

Total liabilities	6,034	14,201

STOCKHOLDERS' EQUITY (DEFICIT) (Numbers of shares rounded to thousands)
Series A General Common Shares - $0.01 par value; 38,000 shares authorized and issued, 34,458 and 24,600 shares outstanding as of December 31, 2015 and 2014, respectively	380	380
Series B Common Shares - $0.01 par value; 10,000 shares authorized, 9,862 shares issued and outstanding as of December 31, 2015 and 2014	99	99
Series C Common Shares - $0.01 par value; 5,000 shares authorized, 3,475 and 3,350 shares issued and outstanding as of December 31, 2015 and 2014, respectively	35	34
Series D Common Shares - $0.01 par value; 8,000 shares authorized, 7,447 shares issued and outstanding as of December 31, 2015 and 2014	74	74
Additional paid-in-capital	36,164	21,615
Subscription receivable	(55)	(31)
Accumulated deficit	(36,587)	(26,085)
Treasury stock, at cost, 3,542 and 13,400 Series A General Common Shares as of December 31, 2015 and 2014, respectively	(928)	(3,514)
Total stockholders' equity (deficit) before non-controlling interest	(818)	(7,428)
Non-controlling interest	(95)	(124)
Total stockholders' equity (deficit)	(913)	(7,552)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$5,121	$6,649

Unaudited	Annex C - 3	Prepared by Ecoark

 ECOARK INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	(Dollars in thousands, except per share)
	2015	2014
NET SALES	$7,880	$5,932
COST OF SALES (including research and development)	6,882	6,077
GROSS PROFIT (LOSS)	998	(145)

OPERATING EXPENSES:
Salaries and salary related costs, including stock based compensation	3,914	2,836
Professional fees and consulting expenses	3,910	5,311
Other general and administrative	1,636	1,630
Depreciation, amortization and impairment	1,226	1,708
Total operating expenses	10,686	11,485
Loss from operations	(9,688)	(11,630)

OTHER INCOME (EXPENSES):
Interest expense, net of interest income	(785)	(1,270)
Other income	-	85
Total other income (expenses)	(785)	(1,185)
Loss from continuing operations before provision for income taxes	(10,473)	(12,815)

PROVISION FOR INCOME TAXES	-	-
LOSS FROM CONTINUING OPERATIONS	(10,473)	(12,815)

DISCONTINUED OPERATIONS
Gain (loss) from discontinued operations	-	(1,449)
Gain (loss) on disposal of operations	-	-

GAIN (LOSS) FROM DISCONTINUED OPERATIONS	-	(1,449)
NET LOSS	(10,473)	(14,264)
NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTEREST	29	(129)
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	$(10,502)	$(14,135)

NET LOSS PER SHARE
Basic	$(0.18)	$(0.26)
Diluted	$(0.18)	$(0.26)

SHARES USED IN CALCULATION OF NET INCOME PER SHARE	(Number of shares in thousands)
Basic	58,688	55,150
Diluted	58,789	55,843

Unaudited	Annex C - 4	Prepared by Ecoark

 ECOARK INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT) (UNAUDITED)

FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

(Dollar amounts and	Series A General		Series B		Series C		Series D		Additional				Non-
number of shares in	Common		Common		Common		Common		Paid-In-	Subscription	Accumulated	Treasury	controlling
thousands)	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Receivable	Deficit	Stock	Interest	Total

Balance at January 1, 2014	38,000	$380	9,862	$99	2,000	$20	1,779	$18	$13,381	-	$(11,950)	$(993)	$5	$960
Shares issued for cash, net of expenses	-	-	-	-	-	-	4,667	46	5,128	$(31)	-	-	-	5,143
Shares issued for services rendered	-	-	-	-	1,350	14	1,000	10	2,914	-	-	-	-	2,938
Repurchase of treasury shares	-	-	-	-	-	-	-	-	-	-	-	(3,116)	-	(3,116)
Re-issuance of treasury shares for company formation	-	-	-	-	-	-	-	-	-	-	-	28	-	28
Re-issuance of treasury shares for services rendered	-	-	-	-	-	-	-	-	-	-	-	568	-	568
Stock based compensation - options	-	-	-	-	-	-	-	-	192	-	-	-	-	192
Net loss for the year	-	-	-	-	-	-	-	-	-	-	(14,135)	-	(129)	(14,264)

Balance at December 31, 2014	38,000	380	9,862	99	3,350	34	7,446	74	21,615	(31)	(26,085)	(3,513)	(124)	(7,551)

Re-issuance of treasury shares for cash, net of expenses	-	-	-	-	-	-	-	-	7,301	(55)	-	1,184	-	8,430
Shares issued for services rendered	-	-	-	-	125	1	-	-	174	-	-		-	175
Repurchase of treasury shares for release of guarantee	-	-	-	-	-	-	-	-	393	-	-	(393)	-	-
Collection of subscription receivable	-	-	-	-	-	-	-	-	-	31	-		-	31
Re-issuance of treasury shares for services rendered	-	-	-	-	-	-	-	-	-	-	-	718	-	718
Re-issuance of treasury shares for debt conversion	-	-	-	-	-	-	-	-	6,315	-	-	1,076	-	7,391
Stock based compensation - options	-	-	-	-	-	-	-	-	366	-	-	-	-	366
Net loss for the year	-	-	-	-	-	-	-	-	-	-	(10,502)	-	29	(10,473)
Balance at December 31, 2015	38,000	$380	9,862	$99	3,475	$35	7,446	$74	$36,164	$(55)	$(36,587)	$(928)	$(95)	$(913)

Unaudited	Annex C - 5	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31, 2015 AND 2014

	(Dollars in thousands)
	2015	2014
Cash flows from operating activities:
Net loss	$(10,502)	$(14,135)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and impairment	1,226	1,709
Stock based compensation	366	192
Shares of common stock issued for services rendered	175	2,938
Shares of treasury stock re-issued for services rendered	718	596
Change in non-controlling interest on cash	29	(129)
Changes in assets and liabilities:
Accounts receivable	(93)	(671)
Inventory	260	93
Prepaid expenses	(10)	13
Other current assets	(113)	38
Other assets	(25)	-
Accounts payable	149	123
Accrued expenses	165	103
Accrued interest	126	976
Deferred revenue	(142)	142
Net cash used in operating activities	(7,671)	(8,012)

Cash flows from investing activities:
Purchases of property and equipment	(59)	(197)
Proceeds from sale of property and equipment	-	-
Collections (advances) on notes receivable - related party	100	(100)
Acquisition of intangible assets	(15)	-
Net cash provided by (used in) investing activities	26	(297)

Cash flows from financing activities:
Proceeds from the issuance of common stock, net of fees	31	5,143
Re-issuance of treasury shares for cash, net of expenses	8,430	-
Proceeds from the issuances of long-term debt	-	3,000
Repayments of debt	(274)	(26)
Proceeds from the issuances of long-term debt - related parties	600	5,259
Repayments of long-term debt - related parties	(1,400)	(3,199)
Net cash provided by financing activities	7,387	10,177

NET INCREASE (DECREASE) IN CASH	(258)	1,868

Cash and cash equivalents - beginning of the year	2,220	352
Cash and cash equivalents - end of the year	$1,962	$2,220

SUPPLEMENTAL DISCLOSURES:

Cash paid for interest	$551	$23
Cash paid for income taxes	$-	$1

SUMMARY OF NONCASH ACTIVITIES:
Treasury stock re-purchased for long-term debt related parties	$-	$2,500
Treasury stock re-purchased for release of guarantee	$393	$-
Treasury stock re-purchased for sale of net assets - SA Concepts	$-	$616
Treasury stock re-issued for debt conversion - related parties	$7,391	$-
Accrued interest converted into debt - related parties	$234	$1,400

Unaudited	Annex C - 6	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Organization

EcoArk Inc. and Subsidiaries is an innovative and growth-oriented company founded in 2011 that develops and deploys intelligent technologies and consumer products in order to meet the demand for sustainable, integrated solutions to contemporary business needs. EcoArk Inc. is a holding company that conducts business through its subsidiaries (see detail below).

Eco3D, LLC – Eco3D is located in Phoenix, Arizona and provides customers with the latest 3D technologies. Eco3D was formed by the Company in November 2013 and the Company owns 65% of the LLC. The remaining 35% is reflected as non-controlling interests.

Eco360, LLC – Eco360 is located in Bentonville, Arkansas and provides companies with mobile data capture App technology and systems. Eco360 was formed in November 2014 by the Company.

SA Concepts, Inc. – SA Concepts was located in Springdale, Arkansas and was organized for social and environmental purposes. SA Concepts was purchased in April 2013 and subsequently sold in November 2014. The results of operations of this entity are reflected as discontinued operations.

Pioneer Products, LLC – Pioneer is located in Bentonville, Arkansas and is involved in the selling of recycled plastic products and is the sales and sourcing arm of the Company and its subsidiaries. Pioneer was purchased by the Company in 2012.

Intelleflex Corporation – Intelleflex is located in San Jose, California and provides a perishable food quality management solution to food retailers and suppliers. Intelleflex was purchased by the Company in September 2013.

Principles of Consolidation

The consolidated financial statements include the accounts of EcoArk, Inc. and its subsidiaries, collectively referred to as “the Company”. All significant intercompany accounts and transactions have been eliminated in consolidation. The Company is a holding company and holds one hundred percent of Eco360, Pioneer, and Intelleflex. EcoArk owns 65% of Eco3D and the remaining 35% interest is owned by the executives of Eco3D.

The Company applies the guidance of Topic 810 “Consolidation” of the FASB Accounting Standards Codification to determine whether and how to consolidate another entity.  Pursuant to ASC Paragraph 810-10-15-10 all majority-owned subsidiaries—all entities in which a parent has a controlling financial interest—shall be consolidated except (1) when control does not rest with the parent, the majority owner; (2) if the parent is a broker-dealer within the scope of Topic 940 and control is likely to be temporary; (3) consolidation by an investment company within the scope of Topic 946 of a non-investment-company investee. Pursuant to ASC Paragraph 810-10-15-8, the usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule ownership by one reporting entity, directly or indirectly, of more than 50 percent of the outstanding voting shares of another entity is a condition pointing toward consolidation. The power to control may also exist with a lesser percentage of ownership, for example, by contract, lease, agreement with other stockholders, or by court decree. The Company consolidates all less-than-majority-owned subsidiaries, if any, in which the parent’s power to control exists.

Noncontrolling Interests

In accordance with ASC 810-10-45, Noncontrolling Interests in Consolidated Financial Statements, the Company classifies controlling interests as a component of equity within the consolidated balance sheets. For the years ended December 31, 2015 and 2014, net income or (loss) attributable to noncontrolling interests of $29 and ($129), respectively, is included in the Company’s net loss.

Unaudited	Annex C - 7	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S generally accepted accounting principles (“GAAP”) and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”). It is management's opinion, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. These estimates include, but are not limited to, management’s estimate of provisions required for non-collectible accounts receivable, obsolete or slow-moving inventory, and determination of the fair value of stock awards issued. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash equivalents are carried at cost, which approximates market value. For purposes of the Consolidated Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. At December 31, 2015 and 2014, the Company had no cash equivalents.

Inventory

Inventory is stated at the lower of cost or market. Inventory cost is determined by specific identification on a first in first out basis, and provisions are made to reduce slow-moving, obsolete, or unusable inventories to their estimated useful or scrap values.

Property and Equipment and Long-Lived Assets

Property and equipment is stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from five to twenty-eight years.

Financial Accounting Standards Board (FASB) Codification Topic 360 “Property, Plant and Equipment” (ASC 360), requires that long-lived assets and certain identifiable intangibles held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The application of ASC 360 has not materially affected the Company’s reported earnings, financial condition or cash flows.

There were no impairment charges for the years ended December 31, 2015 and 2014, respectively.

Advertising Expense

The Company expenses advertising costs, as incurred. Advertising expenses for the years ended December 31, 2015 and 2014 are included in other general and administrative costs.

Software Costs

The Company accounts for software development costs in accordance with ASC 985.730, Software Research and Development, and ASC 985-20, Costs of Software to be Sold, Leased or Marketed. ASC 985-20 requires that costs related to the development of the Company’s products be capitalized as an asset when incurred subsequent to the point at which technological feasibility of the enhancement is established. ASC 985-20 specifies that “technological feasibility” can only be established by the completion of a “detailed program design” or if no such design is prepared, upon the completion of a “working model” of the software. The Company’s development process does not include a detailed program design. Management believes that such a design could be produced in the early stages of development but would entail significant wasted expense and delay. Consequently, ASC 985-20 requires the development costs to be recorded as an expense until the completion of a “working model”. In the Company’s case, the completion of a working model does not occur until shortly before the time when the software is ready for sale.

Unaudited	Annex C - 8	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

Research and Development Costs

Research and development costs incurred after completion of development of a product are expensed as incurred. Research and development costs are included in cost of sales for the years ended December 31, 2015 and 2014.

Subsequent Events

Subsequent events were evaluated through the date the consolidated financial statements were issued.

Intangible Assets

Intangible assets with definite useful lives are stated at cost less accumulated amortization. Intangible assets capitalized as of December 31, 2015 and 2014 represent the valuation of the Company-owned patents and customer lists. These intangible assets are being amortized on a straight-line basis over their estimated average useful lives of thirteen and a half years for the patents and three years for the customer lists. Expenditures on intangible assets through the Company’s filing of patent and trademark protection for Company-owned inventions are expensed as incurred.

Shipping and Handling Costs

The Company reports shipping and handling revenues and their associated costs in revenue and cost of revenue, respectively. Shipping revenues and costs for the years ended December 31, 2015 and 2014 were nominal and included in cost of goods sold.

Revenue Recognition

In regards to product revenue, product revenue primarily consists of the sale of electronic hardware, recycled plastics products, and recycled furniture. These subsidiaries recognize revenue when the following criteria have been met:

Evidence of an arrangement exists. The Company considers a customer purchase order, service agreement, contract, or equivalent document to be evidence of an arrangement.

Delivery has occurred. The Company’s standard transfer terms are free on board (FOB) shipping point. Thus, delivery is considered to have occurred when title and risk of loss have passed to the customer at the time of shipment.

The fee is fixed or determinable. The Company considers the fee to be fixed or determinable if the fee is not subject to refund or adjustment and payment terms are standard, which is generally 30-60 days.

Collection is deemed reasonably assured. Collection is deemed reasonably assured if it is expected that the customer will be able to pay amounts under the arrangement as payments become due. If it is determined that collection is not reasonably assured, then revenue is deferred and recognized upon cash collection.

The Company for its software revenue will recognize revenues in accordance with ASC 985-605, Software Revenue Recognition.

Revenue from software license agreements is recognized when persuasive evidence of an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectability is probable. In software arrangements that include more than one element, the Company allocates the total arrangement fee among the elements based on the relative fair value of each of the elements.

License revenue allocated to software products generally is recognized upon delivery of the products or deferred and recognized in future periods to the extent that an arrangement includes one or more elements to be delivered at a future date and for which fair values have not been established. Revenue allocated to maintenance agreements is recognized ratably over the maintenance term and revenue allocated to training and other service elements is recognized as the services are performed. If evidence of fair value does not exist for all elements of a license agreement and post customer support (PCS) is the only undelivered element, then all revenue for the license arrangement is recognized ratably over the term of the agreement as license revenue. If evidence of fair value of all undelivered PCS elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is recognized as revenue.

Unaudited	Annex C - 9	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

Cost of license revenue primarily includes product, delivery, and royalty costs. Cost of maintenance and service revenue consists primarily of labor costs for engineers performing implementation services, technical support, and training personnel as well as facilities and equipment costs.

The Company enters into arrangements that can include various combinations of software, services, and hardware. Where elements are delivered over different periods of time, and when allowed under U.S. GAAP, revenue is allocated to the respective elements based on their relative selling prices at the inception of the arrangement, and revenue is recognized as each element is delivered. The Company uses a hierarchy to determine the fair value to be used for allocating revenue to elements: (i) vendor-specific objective evidence of fair value (“VSOE”), (ii) third-party evidence, and (iii) best estimate of selling price (“ESP”). For software elements, the Company follows the industry specific software guidance which only allows for the use of VSOE in establishing fair value. Generally, VSOE is the price charged when the deliverable is sold separately or the price established by management for a product that is not yet sold if it is probable that the price will not change before introduction into the marketplace.

ESPs are established as best estimates of what the selling prices would be if the deliverables were sold regularly on a stand-alone basis. The process for determining ESPs requires judgment and considers multiple factors that may vary over time depending upon the unique facts and circumstances related to each deliverable.

When the arrangement with a customer includes significant production, modification, or customization of the software, we recognize the related revenue using the percentage-of-completion method in accordance with the accounting guidance and certain production-type contracts contained in ASC 605-35, Construction-Type and Production-Type Contracts.  We use the percentage of completion method provided all of the following conditions exist:

●	the contract includes provisions that clearly specify the enforceable rights regarding goods or services to be provided and received by the parties, the consideration to be exchanged and the manner and terms of settlement;

●	the customer can be expected to satisfy its obligations under the contract;

●	the Company can be expected to perform its contractual obligations; and

●	reliable estimates of progress towards completion can be made.

We measure completion based on achieving milestones detailed in the agreements with the customers. Costs of providing services, including services accounted for in accordance with ASC 605-35, are expensed as incurred.

Accounts Receivable and Concentration of Credit Risk

The Company considers accounts receivable, net of allowance for returns, to be fully collectible. The allowance is based on management’s estimate of the overall collectability of accounts receivable, considering historical losses and economic conditions. Based on these same factors, individual accounts are charged off against the allowance when management determines those individual accounts are uncollectible. Credit extended to customers is generally uncollateralized. Past-due status is based on contractual terms.

Uncertain Tax Positions

The Company follows ASC 740-10, “Accounting for Uncertainty in Income Taxes” (“ASC 740-10”). This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. ASC 740-10 is effective for fiscal years beginning after December 15, 2006. Management has adopted ASC 740-10 and they evaluate their tax positions on an annual basis. The Company’s policy is to recognize both interest and penalties related to unrecognized tax benefits expected to result in payment of cash within one year are classified as accrued liabilities, while those expected beyond one year are classified as other liabilities. The Company has not recorded any interest or penalties since its inception.

The Company files income tax returns in the U.S. federal tax jurisdiction and various state tax jurisdictions. The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

Stock-Based Compensation

In 2011, the Company adopted the provisions of ASC 718-10 “Share Based Payments”. The adoption of this principle had no effect on the Company’s operations.

Unaudited	Annex C - 10	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

The Company has elected to use the modified–prospective approach method. Under that transition method, the calculated expense is equivalent to compensation expense for all awards granted prior to, but not yet vested, based on the grant-date fair values. Stock-based compensation expense for all awards granted is based on the grant-date fair values. The Company recognizes these compensation costs, net of an estimated forfeiture rate, on a pro rata basis over the requisite service period of each vesting tranche of each award. The Company considers voluntary termination behavior as well as trends of actual option forfeitures when estimating the forfeiture rate.

The Company measures compensation expense for its non-employee stock-based compensation under ASC 505-50, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to expense and additional paid-in capital.

Fair Value of Financial Instruments

Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 825, "Financial Instruments," requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company's financial instruments: The carrying amount of cash, accounts receivable, prepaid and other current assets, accounts payable and accrued expenses, and accounts payable to related parties, approximate fair value because of the short maturity of those instruments.

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

Recoverability of Long-Lived Assets

The Company reviews recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment is based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Earnings (Loss) Per Share of Common Stock

Basic net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as convertible notes, preferred stock, stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive for periods presented.

Fair Value Measurements

In September 2006, ASC issued 820, “Fair Value Measurements”. ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements.

ASC 820 classifies these inputs into the following hierarchy:

Level 1 inputs: Quoted prices for identical instruments in active markets.

Level 2 inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 inputs: Instruments with primarily unobservable value drivers.

Unaudited	Annex C - 11	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

Recently Issued Accounting Standards

In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-02 (ASU 2015-02) "Consolidation (Topic 810): Amendments to the Consolidation Analysis." ASU 2015-02 changes the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities. It is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. We are currently in the process of evaluating the impact of the adoption of ASU 2015-02 on our consolidated financial statements.

In November 2014, the FASB issued ASU No. 2014-17, “Business Combination.” The provisions of ASU No. 2014-17 require management to determining whether and at what threshold an acquiree (acquired entity) can reflect the acquirer’s accounting and reporting basis (pushdown accounting) in its separate financial statements. Since neither unit of this business combination is in the development stage, nor had recognizable revenues during this period the application of push down accounting would not be of significant value to the readers of these consolidated financial statements.  The Company has not elected to apply pushdown accounting in its separate financial statements upon occurrence of this event.

During August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern.” The provisions of ASU No. 2014-15 require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this ASU are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. The Company is currently assessing the impact of this ASU on the Company’s consolidated financial statements.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers” (Topic 606) (ASU 2014-09), which supersedes the revenue recognition requirements in ASC Topic 605, “Revenue Recognition”, and most industry-specific guidance. ASU 2014-09 is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  ASU 2014-09 also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.  The amendments in ASU 2014-09 will be applied using one of two retrospective methods. The effective date will be the first quarter of our fiscal year ended December 31, 2018. We have not determined the potential effects on our financial statements.

There were other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Going Concern

The Company commenced operations in 2011, and has experienced typical start-up costs and losses from operations resulting in an accumulated deficit of $36,587 since inception. The accumulated deficit as well as recurring losses of $10,502 and $14,135 for the years ended December 31, 2015 and 2014, and the working capital deficit of $2,153 as of December 31, 2015, have resulted in the uncertainty of the Company to continue as a going concern.

These consolidated financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable period of time.

The Company plans to raise additional capital to carry out its business plan. The Company’s ability to raise additional capital through future equity and debt securities issuances is unknown. Obtaining additional financing, the successful development of the Company’s contemplated plan of operations, ultimately, to profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raises substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements of the Company do not include any adjustments that may result from the outcome of the uncertainties.

Unaudited	Annex C - 12	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 2: INVENTORY

Inventory, net of reserves, consisted of the following as of December 31, 2015 and 2014:

	2015	2014

Inventory	$1,363	$1,495
Inventory Reserves	(720)	(592)
Total	$643	$903

NOTE 3: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2015 and 2014:

	2015	2014

Furniture and fixtures	$110	$110
Computers and software costs	382	359
Plant machinery and equipment	476	443
Leasehold improvements	4	5
Total	972	917
Accumulated depreciation	(609)	(455)
Net property and equipment	$363	$462

Depreciation expense for the years ended December 31, 2015 and 2014 was $159 and $312, respectively. There was no impairment on these assets for this two year period.

NOTE 4: INTANGIBLE ASSETS

The following is a summary of intangible assets as of December 31, 2015 and 2014:

	2015	2014

Customer lists	$3,980	$3,965
Patents	1,013	1,013
Total Intangible Assets	4,993	4,978
Accumulated Amortization	(4,141)	(3.074)
Intangible Assets, net	$852	$1,904

Amortization expense for the years ended December 31, 2015 and 2014 was $1,067 and $1,397, respectively. There was no impairment on these assets for this two year period.

Unaudited	Annex C - 13	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 5: LONG-TERM DEBT – RELATED PARTIES

The following is a summary of long-term debt – related parties as of December 31, 2015 and 2014:

		2015	2014
Promissory notes – shareholders	(a)	$-	$-
Promissory note – related party	(b)	50	412
Promissory note #1 – CEO	(c)	62	227
Promissory note #2 – CEO	(d)	-	2,500
Promissory note #3 – CEO	(e)	1,217	-
Note payable – various	(f)	-	800
Note payable –SA Concepts	(g)	-	74
Note payable – Goldenhawk	(h)	-	3,674
Note payable - other	(i)	-	1,600
Total		1,329	9,287
Less: current portion		(1,329)	(6,176)
Long-term debt – related parties		$-	$3,111

(a)	Note payable to shareholders commencing July 22, 2013 issued at an interest rate of 10% maturing September 22, 2013, secured by the fixed and intangible assets of Intelleflex. The principal balance of $1,100 remained outstanding accruing interest at the rate of 10% through November 16, 2014. On November 16, 2014 these notes along with accrued interest in the amount of $908, as well as principal of $1,174 and accrued interest of $493 (see note (c)) were grouped into new debt with a related company “Goldenhawk” referred to in (h).

(b)	Unsecured note payable to former shareholder bearing interest at 5% per annum, with monthly principal and interest payments beginning in November 2014, maturing in November 2016.

(c)	Note payable to the Company’s Chief Executive Officer (CEO), Randy May. In 2013 and 2014 the note was accruing interest at the rate of 10% through November 16, 2014. On November 16, 2014, the then outstanding principal of $1,174 and the accrued interest of $493 were combined with the outstanding balances of other shareholder notes in the principal amount of $1,100 and accrued interest of $908 (see note (a)) to create a new note with a related company “Goldenhawk” referred to in (h). The new note payable from November 17, 2014 through December 31, 2014 was an unsecured note bearing interest at a rate of 6% per annum, maturing in November 2015. On November 30, 2015, after monthly payments were being made, and additional amounts funded in March 2015 and May 2015 totaling $600, the Company along with the $2,500 (d below), combined these amounts into a new one year promissory note in the amount of $3,197 due November 30, 2016.

(d)	Unsecured note payable with the Company’s CEO, bearing interest at 6% per annum. Quarterly interest payments were due commencing February 2015, with the note maturing in November 2015. Note was the result of the value of the 10,000 Class A Common Shares re-acquired on November 16, 2014 from the CEO in an effort to raise capital without further dilution to the current shareholders. See (c) above for details on the extension of this note.

(e)	Note payable with the Company’s CEO commencing November 30, 2015 at an interest rate of 6% per annum (see note c). The beginning principal balance of $3,197 was reduced by $1,980 on December 31, 2015 in exchange for equity. The remaining principal balance matures in November 2016.

(f)	Various related party unsecured notes bearing interest at 10% per annum. Notes were to mature in January 2015, however were extended through August 2015 and fully paid off by August 2015.

Unaudited	Annex C - 14	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

(g)	Note payable to SA Concepts upon sale of that Company on November 16, 2014. Original principal amount of $100. Note matured in March 2015 at which time it was paid off and there was no interest charged on this note.

(h)	As noted in (a) and (c) above, this note commenced on November 16, 2014 as the result of the combination of two separate notes and accrued interest on those respective notes. Commencing November 16, 2014, this new note bears interest at the rate of 6% per annum, unsecured, with quarterly interest payments due commencing February 2015 and the note maturing in November 2015. Interest on this note was paid for the first 6 months, then the accrued interest was added to the principal and a new note was entered into on November 18, 2015, for a period of one-year. This note was converted to equity on December 31, 2015.

(i)	Unsecured advances from related party Goldenhawk. This note was converted to equity on December 31, 2015.

Interest expense on the long-term debt – related parties for the years ended December 31, 2015 and 2014 was $466 and $1,236, respectively.

NOTE 6: NOTE PAYABLE - BANK

The Company’s former subsidiary, SA Concepts, had a note payable with a bank that was due November 2014 at 5.5% interest per annum. The note was transferred to the Company upon the sale of SA Concepts. The note was secured by the property of the Company. This note was extended to February 2016 and was paid off in October 2015. The balance of this note at December 31, 2014 was $250.

NOTE 7: LONG-TERM DEBT

The following is a summary of long-term debt as of December 31, 2015 and 2014:

		2015	2014

Note payable – Celtic Bank	(a)	$175	$198
Note payable – B&B Merritt	(b)	3,000	3,000
Total		3,175	3,198
Less: current portion		(3,175)	(3,027)
Long-term debt		$-	$171

(a)	Fifteen year note payable dated July 11, 2007 in the original principal amount of $1,250 with a bank guaranteed by the U.S. Small Business Administration with Pioneer Plastics, LLC (subsidiary of the Company), prior to the acquisition of Pioneer by the Company. Note accrued interest at the Prime Rate plus 2% (Prime rate 3.25% plus 2% for both December 31, 2015 and 2014). This note contained guarantees and first and second perfected security interests in personal property. The note was fully paid in January 2016.

(b)	Note payable bearing interest at the rate of 10% per annum, unsecured, with quarterly interest payments commencing in January 2015, with the note maturing in October 2016. Upon maturity or anytime prior, so long as the Company has not exercised its right to prepay this note, the lender can exercise its option to convert this note to equity in the Company, with 30 day advance written notice, and acquire up to 3,000 unrestricted Class A Common Shares of the Company at $1.00 per share. The principal amount along with any accrued interest thereon, if converted to equity shall be deemed fully paid. As of December 31, 2015, no conversions of this debt have occurred. There was no bifurcation of the conversion option as the conversion is deemed to be conventional in nature.

Interest expense on the long-term debt for the years ended December 31, 2015 and 2014 was $310 and $11, respectively.

Unaudited	Annex C - 15	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 8: STOCKHOLDERS’ EQUITY (DEFICIT)

On November 28, 2011, the Company was formed with three series’ of common stock authorizing a total of 50,000 shares as follows:

Series A General Common Shares – 38,000 authorized shares

Series B Common Shares – 10,000 authorized shares

Series C Common Shares – 2, 000 authorized shares

On April 29, 2013, the Certificate of Incorporation was amended to increase the authorized shares to 58,000 shares, designating a Series D Common Shares with an authorized limit of 8,000 shares.

On November 1, 2014, the Certificate of Incorporation was amended a second time to increase the authorized shares to 61,000 shares, increasing the Series C Common Shares authorized from 2,000 shares to 5,000 shares.

Series A General Common Shares (“Series A Stock”) and Treasury Stock

The Series A Stock was incorporated with 38,000 shares authorized with a par value of $0.01.

Each share of Series A Stock represents the right to one (1) vote on all issues presented to shareholders for a vote. Series A shareholders will not have any cumulative voting rights.

Holders of Series A Stock shall be entitled to receive a dividend, if, when and as authorized and declared by the Board of Directors, out of assets of the Company legally available therefore.

Upon the voluntary or involuntary dissolution, liquidation or winding up on the affairs of the Company, after the payment in full of its debts and other liabilities, the remaining Company assets are to be distributed pro rata among the holders of the common stock.

All 38,000 shares of authorized Series A Stock were issued to the founders of the Company at par ($380) for services rendered to the Company in the start-up phase. As of December 31, 2015 and 2014, the 38,000 shares are issued, and there were 34,458 and 24,600 shares outstanding at December 31, 2015 and 2014, respectively.

The 3,542 and 13,400 share difference between issued shares and outstanding shares represent treasury stock. At various times in 2013 through 2014, the Company repurchased shares in various transactions, and re-issued some of these shares in other acquisitions of companies as well as for services rendered. The treasury stock is calculated at cost, and the value of the treasury stock at December 31, 2015 and 2014 are $928 and $3,514, respectively.

Series B Common Shares (“Series B Stock”)

The Series B Stock was incorporated with 10,000 shares authorized with a par value of $0.01.

Every fifty (50) shares of Series B Stock represent the right to one (1) vote on all issues presented to shareholders for a vote. Series B shareholders will not have any cumulative voting rights.

Holders of Series B Stock shall be entitled to receive a dividend, if, when and as authorized and declared by the Board of Directors, out of assets of the Company legally available therefore.

Upon the voluntary or involuntary dissolution, liquidation or winding up on the affairs of the Company, after the payment in full of its debts and other liabilities, the remaining Company assets are to be distributed pro rata among the holders of the common stock.

The Company issued 8,862 shares of Series B Stock in 2012 for $8,342. Of this amount the Company had a subscription receivable in the amount of $885 that was received in 2013. Additionally, in 2013, the Company issued 1,000 shares of Series B Stock for services valued at $800.

As of December 31, 2015 and 2014, the Company had 9,862 shares issued and outstanding.

Unaudited	Annex C - 16	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

Series C Common Shares (“Series C Stock”)

The Series C Stock was incorporated with 2,000 shares authorized with a par value of $0.01. On November 1, 2014, the Certificate of Incorporation was amended a second time to increase the authorized shares of the Series C Stock from 2,000 shares to 5,000 shares.

The Series C stockholders will have no voting rights.

Holders of Series C Stock shall be entitled to receive a dividend, if, when and as authorized and declared by the Board of Directors, out of assets of the Company legally available therefore.

Upon the voluntary or involuntary dissolution, liquidation or winding up on the affairs of the Company, after the payment in full of its debts and other liabilities, the remaining Company assets are to be distributed pro rata among the holders of the common stock.

In 2013, the Company issued 2,000 shares of Series C Stock for services rendered valued at $2,500; in 2014, the Company issued 1,350 shares of Series C Stock for services rendered valued at $1,688; and in 2015, the Company issued 125 shares of Series C Stock for services rendered valued at $175.

As of December 31, 2015 and 2014, the Company had 3,475 and 3,350 shares issued and outstanding.

As noted below, the Company also granted 693 thousand Series C Stock Options in 2014. These stock options vest over a three-year period. Stock based compensation recorded in 2014 for these options was $192 and was recorded as additional paid in capital.

Series D Common Shares (“Series D Stock”)

On April 29, 2013, the Certificate of Incorporation was amended to designate a new class of shares, Series D Stock with authorized shares of 8,000 shares.

The Series D Stock has a par value of $0.01.

Every fifty (50) shares of Series D Stock represent the right to one (1) vote on all issues presented to shareholders for a vote. Series B shareholders will not have any cumulative voting rights.

Holders of Series D Stock shall be entitled to receive a dividend, if, when and as authorized and declared by the Board of Directors, out of assets of the Company legally available therefore.

Upon the voluntary or involuntary dissolution, liquidation or winding up on the affairs of the Company, after the payment in full of its debts and other liabilities, the remaining Company assets are to be distributed pro rata among the holders of the common stock.

The Company issued 1,779 shares of Series D Stock in 2013 for $1,876. Additionally, in 2014, the Company issued 4,667 shares for $5,373 of which $31 was reflected as a subscription receivable and was collected in February 2015, and an additional 1,000 shares of Series D Stock for services valued at $1,250.

As of December 31, 2015 and 2014, the Company had 7,446 shares issued and outstanding.

Series C Stock Options (“Series C Stock Options”)

On February 16, 2013, the Board of Directors approved the EcoArk Inc. 2013 Stock Option Plan (the “Plan”).

The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business. The Plan is expected to contribute to the attainment of these objectives by offering employees, directors and consultants the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company.

Unaudited	Annex C - 17	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

Awards under the Plan may only be granted in the form of nonstatutory stock options (“Options”) to purchase the Company's Series C Stock. The Company does not plan to register the Series C Stock under applicable securities laws and certificates evidencing shares of Series C Stock issued upon exercise may contain a legend restricting transfer thereof.

The maximum number of shares to be issued under the Plan is 5,000.

In May 2014, the Company granted 693 thousand Series C Stock Options to various employees and consultants of the Company. The Series C Stock Options have a term of 10 years, and the Series C Stock Options vest over a three-year period as follows: 25% immediately; 25% on the first anniversary date; 25% on the second anniversary date; and 25% on the third anniversary date. During 2015 the Company issued 625 thousand additional Series C Stock Options.

Management valued the Series C Stock Options utilizing the Black-Scholes Method, with the following criteria: stock price - $1.25; exercise price - $1.25; expected term – 10 years; discount rate – 0.25%; and volatility – 100%.

The Company records stock based compensation in accordance with ASC 718, and has recorded stock based compensation of $366 and $192 for the years ended December 31, 2015 and 2014, respectively.

NOTE 9: ACQUISITIONS

SA Concepts

On June 11, 2013, the Company, entered into a Stock Purchase Agreement (the “SPA”) with Sustainable Aerodynamic (“SA”) Concepts pursuant to which the Company issued from its shares held in Class A Stock 1,500 shares to three individuals valued at $426 to acquire 100% of SA Concepts. The Company sold this entity in November 2014. The acquisition was accounted for as a purchase of a business under ASC 805.

Intelleflex Corporation

On September 19, 2013, the Company acquired Intelleflex Corporation. The acquisition was accounted for as a purchase of a business under ASC 805.

The allocation of the purchase price was as follows

Cash	$782
Inventory	988
Prepaid expenses and other assets	210
Fixed assets	510
Intangible assets	1,013
Accounts payable and other liabilities	(1,010)
Total	$2,492

Cash	$1,300
Retirement of debt	1,192
Total consideration	$2,492

The intangible assets represent acquired patents that were independently valued. The remaining useful life of these patents was 13.5 years as of the date purchased.

Unaudited	Annex C - 18	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 10: COMMITMENTS

Operating Leases

The Company leases many of its operating and office facilities for various terms under long-term, non-cancelable operating lease agreements. These leases expire at various dates through 2019. Rent expense was approximately $412 and $415 for the years ended December 31, 2015 and 2014. The following is a schedule of future minimum lease payments required under the operating leases:

Years ending December 31: 2016 - $284, 2017 - $96, and 2018 - $68.

NOTE 11: DISCONTINUED OPERATIONS

SA Concepts

In November 2014, the Company sold its subsidiary, SA Concepts. In the sale, the Company sold the net assets back to an original shareholder of SA Concepts for his return of 2,000 Class A shares of stock. The value of the treasury stock in this transaction of $616 was equal to the value of the net assets of SA Concepts sold. Therefore, there was no gain or loss attributable to the disposal of this subsidiary. The operations of SA Concepts for the year ended December 31, 2014 are reflected as loss from discontinued operations in the consolidated statements of operations in accordance with ASC 205-50.

The following table sets forth for the year ended December 31, 2014 selected financial data of the Company’s discontinued operations of its SA Concepts subsidiary.

Revenues	$379
Cost of sales	818
Gross (loss)	(439)
Operating and other non-operating expenses	1,010
Loss from discontinued operations	(1,449)
Gain from sale of SA Concepts	-
Loss from discontinued operations	$(1,449)

Unaudited	Annex C - 19	Prepared by Ecoark

ECOARK INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(DOLLAR AMOUNTS and shares IN THOUSANDS, EXCEPT PER SHARE data)

YEARS ENDED DECEMBER 31, 2015 AND 2014

NOTE 12: PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the years ended December 31, 2015 and 2014 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income.  As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

	As of December 31, 2015	As of December 31, 2014
Deferred tax assets:
Net operating loss before non-deductible items	$(36,028)	$(25,892)
Tax rate	34%	34%
Total deferred tax assets	12,250	8,803
Less: Valuation allowance	(12,250)	(8,803)
Net deferred tax assets	$-	$-

As of December 31, 2015, the Company has a net operating loss carry forward of $36,028 expiring through 2035. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code. The valuation allowance was increased by $3,447 in 2015.

NOTE 13: CONCENTRATIONS

During the years ended December 31, 2015 and 2014, the Company had one major customer comprising 62% and 72% of sales. A major customer is defined as a customer that represents 10% or greater of total sales. Additionally, the Company had two customers as of December 31, 2015 and 2014 with accounts receivable balances of 48% and 54% of the total accounts receivable. The Company does not believe that the risk associated with these customers will have an adverse effect on the business.

The Company maintained cash balances in excess of the FDIC insured limit in both years. The Company does not consider this risk to be material.

NOTE 14: SUBSEQUENT EVENTS

On January 29, 2016, the Company entered into a Merger Agreement with Magnolia Solar Corporation (“Magnolia”) providing, among other things, for the acquisition of the Company by Magnolia in a share for share exchange pursuant to which it is contemplated that at the closing Company shareholders will own approximately 95% of the outstanding shares of Magnolia. Magnolia filed a 14A and is awaiting approval from the SEC on certain proposals to amend the Articles of Incorporation to increase the authorized shares of common stock to 100,000 shares, to effect the creation of 5,000 shares of "blank check" preferred stock, to approve a reverse stock split of the common stock 1 for 250, and to change the name of the corporation to Ecoark Holdings Inc. Upon approval by the SEC, it is anticipated that the merger will be completed in March 2016.

In January 2016, the Company collected $55 in subscriptions receivable and received an additional $200 in equity investments.

Unaudited	Annex C - 20	Prepared by Ecoark

 Annex D

EcoArk, Inc. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2014 AND 2013

Annex D - 1

EcoArk, Inc. AND SUBSIDIARIES

December 31, 2014 AND 2013

Annex D - 2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of

EcoArk, Inc. and Subsidiaries

Rogers, Arkansas

We have audited the accompanying consolidated balance sheets of EcoArk, Inc. and Subsidiaries (the “Company”) as of December 31, 2014 and 2013 and the related consolidated statements of operations, changes in stockholders’ equity (deficit), and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of EcoArk, Inc. and Subsidiaries as of December 31, 2014 and 2013, and the results of its statements of operations, changes in stockholders’ equity (deficit), and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has sustained operating losses and needs to obtain additional financing to continue the development of their products. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KBL, LLP

New York, NY

December 22, 2015

Annex D - 3

ECOARK, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2014 AND 2013

	2014	2013
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$2,220,094	$352,499
Accounts receivable, net of allowance	883,587	212,317
Inventory, net of reserves	902,766	995,301
Prepaid expenses	150,567	164,040
Related party receivable	100,000	-
Other current assets	25,551	63,389
Assets of discontinued operations	-	344,013

Total current assets	4,282,565	2,131,559

Property and equipment, net	462,691	577,422

Intangible assets, net	1,903,905	3,300,585

TOTAL ASSETS	$6,649,161	$6,009,566

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Current portion of long-term debt	$3,027,424	$26,038
Current portion of long-term debt - related parties	6,175,857	1,300,000
Note payable - bank	250,000	250,000
Accounts payable	967,646	844,076
Accrued expenses	208,750	105,334
Accrued interest	147,658	572,013
Deferred revenue	142,112	-
Liabilities of discontinued operations	-	51,573

Total current liabilities	10,919,447	3,149,034

NON-CURRENT LIABILITIES
Long-term debt, net of current portion	170,932	198,356
Long-term debt - related parties, net of current portion	3,110,637	1,702,618

Total non-current liabilities	3,281,569	1,900,974

COMMITMENTS AND CONTINGENCIES	-	-

Total liabilities	14,201,016	5,050,008

STOCKHOLDERS' EQUITY (DEFICIT)
Series A General Common Shares - $0.01 par value; 38,000,000 shares authorized, 38,000,000 and 38,000,000 shares issued and 24,600,000 and 34,500,000 shares outstanding at December 31, 2014 and 2013, respectively	380,000	380,000
Series B Common Shares - $0.01 par value; 10,000,000 shares authorized, and 9,862,400 shares issued, and outstanding as of December 31, 2014 and 2013, respectively	98,624	98,624
Series C Common Shares - $0.01 par value; 5,000,000 and 2,000,000 shares authorized, 3,350,000 and 2,000,000 shares issued and outstanding as of December 31, 2014 and 2013, respectively	33,500	20,000
Series D Common Shares - $0.01 par value; 8,000,000 shares authorized, 7,446,561 and 1,779,200 shares issued and outstanding as of December 31, 2014 and 2013, respectively	74,466	17,792
Additional paid-in-capital	21,614,911	13,381,067
Subscription receivable	(31,250)	-
Accumulated deficit	(26,084,616)	(11,949,414)
Treasury stock, at cost, 13,400,000 and 3,500,000 Series A General Common Shares, at December 31, 2014 and 2013, respectively	(3,513,663)	(993,467)
Total stockholders' equity (deficit) before non-controlling interest	(7,428,028)	954,602

Non-controlling interest	(123,827)	4,956

Total stockholders' equity (deficit)	(7,551,855)	959,558

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$6,649,161	$6,009,566

* Does not include Note payable - bank as this was transferred to parent at sale

	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

Annex D - 4

ECOARK, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

NET SALES	$5,932,093	$1,370,689

COST OF SALES (including research and development)	6,077,157	1,519,502

GROSS (LOSS)	(145,064)	(148,813)

OPERATING EXPENSES:
Salaries and salary related costs, including stock based compensation	2,836,305	1,259,833
Professional fees and consulting expenses	5,310,795	5,401,428
Other general and administrative	1,630,577	803,476
Depreciation, amortization and impairment	1,708,568	1,486,532

Total operating expenses	11,486,245	8,951,269

Loss from operations	(11,631,309)	(9,100,082)

OTHER INCOME (EXPENSES):
Interest expense, net of interest income	(1,270,228)	(574,925)
Other income	86,954	95,992

Total other income (expenses)	(1,183,274)	(478,933)

Loss from continuing operations before provision for income taxes	(12,814,583)	(9,579,015)

PROVISION FOR INCOME TAXES	(800)	-

LOSS FROM CONTINUING OPERATIONS	(12,815,383)	(9,579,015)

DISCONTINUED OPERATIONS

Gain (loss) from discontinued operations	(1,448,602)	(661,011)
Gain (loss) on disposal of operations	-	-

GAIN (LOSS) FROM DISCONTINUED OPERATIONS	(1,448,602)	(661,011)

NET LOSS	(14,263,985)	(10,240,026)

NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTEREST	(128,783)	4,956

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	$(14,135,202)	$(10,244,982)

NET LOSS PER SHARE
Basic	$(0.26)	$(0.21)
Diluted	$(0.26)	$(0.21)

SHARES USED IN CALCULATION OF NET INCOME PER SHARE
Basic	55,150,281	49,252,000
Diluted	55,843,281	49,252,000

The accompanying notes are an integral part of these consolidated financial statements.

Annex D - 5

ECOARK, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	Series A General Common		Series B Common		Series C Common		Series D Common		Additional Paid-In-	Subscription	Accumulated	Treasury	Non-controlling
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Receivable	Deficit	Stock	Interest	Total

Balance at January 1, 2013	38,000,000	$380,000	8,862,400	$88,624	-	$-	-	$-	$8,253,060	$(885,000)	$(1,704,432)	$-	$-	$6,132,252

Shares issued for cash, net of expenses	-	-	-	-	-	-	1,779,200	17,792	1,858,007	-	-	-	-	1,875,799

Shares issued for services rendered	-	-	1,000,000	10,000	2,000,000	20,000	-	-	3,270,000	-	-	-	-	3,300,000

Collection of subscription receivable	-	-	-	-	-	-	-	-	-	885,000	-	-	-	885,000

Repurchase of treasury shares	-	-	-	-	-	-	-	-	-	-	-	(2,384,320)	-	(2,384,320)

Re-issuance of treasury shares for company acquisition	-	-	-	-	-	-	-	-	-	-	-	425,771	-	425,771

Re-issuance of treasury shares for services rendered	-	-	-	-	-	-	-	-	-	-	-	965,082	-	965,082

Net loss for the year	-	-	-	-	-	-	-	-	-	-	(10,244,982)	-	4,956	(10,240,026)

Balance at December 31, 2013	38,000,000	380,000	9,862,400	98,624	2,000,000	20,000	1,779,200	17,792	13,381,067	-	(11,949,414)	(993,467)	4,956	959,558

Shares issued for cash, net of expenses	-	-	-	-	-	-	4,667,361	46,674	5,127,630	(31,250)	-	-	-	5,143,054

Shares issued for services rendered	-	-	-	-	1,350,000	13,500	1,000,000	10,000	2,914,000	-	-	-	-	2,937,500

Repurchase of treasury shares	-	-	-	-	-	-	-	-	-	-	-	(3,116,276)	-	(3,116,276)

Re-issuance of treasury shares for company formation	-	-	-	-	-	-	-	-	-	-	-	28,385	-	28,385

Re-issuance of treasury shares for services rendered	-	-	-	-	-	-	-	-	-	-	-	567,695	-	567,695

Stock based compensation - options	-	-	-	-	-	-	-	-	192,214	-	-	-	-	192,214

Net loss for the year	-	-	-	-	-	-	-	-	-	-	(14,135,202)	-	(128,783)	(14,263,985)

Balance at December 31, 2014	38,000,000	$380,000	9,862,400	$98,624	3,350,000	$33,500	7,446,561	$74,466	$21,614,911	$(31,250)	$(26,084,616)	$(3,513,663)	$(123,827)	$(7,551,855)

The accompanying notes are an integral part of this consolidated financial statement.

Annex D - 6

ECOARK, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

Cash flows from operating activities:
Net loss	$(14,135,202)	$(10,244,982)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and impairment	1,708,568	1,873,967
Stock based compensation	192,214	-
Loss on sale of assets	-	491
Shares of common stock issued for services rendered	2,937,500	3,300,000
Shares of treasury stock re-issued for services rendered	596,080	965,082
Change in non-controlling interest on cash	(128,783)	4,956
Changes in assets and liabilities:
Accounts receivable	(671,270)	15,784
Inventory	92,535	704,721
Prepaid expenses	13,473	45,510
Other current assets	37,838	(25,052)
Accounts payable	123,571	(328,974)
Accrued expenses	103,416	81,753
Accrued interest	976,107	570,006
Deferred revenue	142,112	-

Net cash used in operating activities	(8,011,841)	(3,036,738)

Cash flows from investing activities:
Purchases of property and equipment	(197,158)	(650,925)
Proceeds from sale of property and equipment	-	1,090,126
Advances on notes receivable - related party	(100,000)	-
Acquisition of subsidiary, net of cash received in acquisition	-	(518,128)

Net cash used in investing activities	(297,158)	(78,927)

Cash flows from financing activities:
Proceeds from the issuance of common stock, net of fees	5,143,054	2,760,799
Repurchase of treasury shares for cash	-	(50,000)
Proceeds from the issuances of long-term debt	3,000,000	-
Repayments of long-term debt	(26,038)	(24,501)
Proceeds from the issuances of long-term debt - related parties	5,258,370	3,175,210
Repayments of long-term debt - related parties	(3,198,792)	(3,836,616)

Net cash provided by financing activities	10,176,594	2,024,892

NET INCREASE (DECREASE) IN CASH	1,867,595	(1,090,773)

Cash and cash equivalents - beginning of the year	352,499	1,443,272

Cash and cash equivalents - end of the year	$2,220,094	$352,499

SUPPLEMENTAL DISCLOSURES:

Cash paid for interest	$22,640	$8,879
Cash paid for income taxes	$800	$800

SUMMARY OF NONCASH ACTIVITIES:
Treasury stock re-purchased for long-term debt related parties	$2,500,000	$-
Treasury stock re-purchased for sale of net assets - SA Concepts	$616,276	$-
Accrued interest converted into long-term debt - related parties	$1,400,462	$-
Net assets acquired in SA Concepts acquisition	$-	$425,771

The accompanying notes are an integral part of this consolidated financial statement.

Annex D - 7

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

NOTE 1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business and Organization

EcoArk, Inc. and Subsidiaries is an innovative and growth-oriented company founded in 2011 that develops and deploys intelligent technologies and consumer products in order to meet the demand for sustainable, integrated solutions to contemporary business needs. EcoArk, Inc. is a holding company that conducts business through its subsidiaries (see detail below).

Eco3D, LLC – Eco3D is located in Phoenix, Arizona and provides customers with the latest 3D technologies. Eco3D was formed by the Company in November 2013 and the Company owns 65% of the LLC. The remaining 35% is reflected as non-controlling interests.

Eco360, LLC – Eco360 is located in Bentonville, Arkansas and provides companies with mobile data capture App technology and systems. Eco360 was formed in November 2014 by the Company.

SA Concepts, Inc. – SA Concepts was located in Springdale, Arkansas and was organized for social and environmental purposes. SA Concepts was purchased in April 2013 and subsequently sold in November 2014. The results of operations of this entity are reflected as discontinued operations.

Pioneer Products, LLC – Pioneer is located in Bentonville, Arkansas and is involved in the selling of recycled plastic products and is the sales and sourcing arm of the Company and its subsidiaries. Pioneer was purchased by the Company in 2012.

Intelleflex Corporation – Intelleflex is located in San Jose, California and provides a perishable food quality management solution to food retailers and suppliers. Intelleflex was purchased by the Company in September 2013.

Principles of Consolidation

The consolidated financial statements include the accounts of EcoArk, Inc. and its subsidiaries, collectively referred to as “the Company”. All significant intercompany accounts and transactions have been eliminated in consolidation. The Company is a holding company and holds one hundred percent of Eco360, Pioneer, and Intelleflex. EcoArk owns 65% of Eco3D and the remaining 35% interest is owned by the executives of Eco3D.

The Company applies the guidance of Topic 810 “Consolidation” of the FASB Accounting Standards Codification to determine whether and how to consolidate another entity.  Pursuant to ASC Paragraph 810-10-15-10 all majority-owned subsidiaries—all entities in which a parent has a controlling financial interest—shall be consolidated except (1) when control does not rest with the parent, the majority owner; (2) if the parent is a broker-dealer within the scope of Topic 940 and control is likely to be temporary; (3) consolidation by an investment company within the scope of Topic 946 of a non-investment-company investee. Pursuant to ASC Paragraph 810-10-15-8, the usual condition for a controlling financial interest is ownership of a majority voting interest, and, therefore, as a general rule ownership by one reporting entity, directly or indirectly, of more than 50 percent of the outstanding voting shares of another entity is a condition pointing toward consolidation. The power to control may also exist with a lesser percentage of ownership, for example, by contract, lease, agreement with other stockholders, or by court decree. The Company consolidates all less-than-majority-owned subsidiaries, if any, in which the parent’s power to control exists.

Noncontrolling Interests

In accordance with ASC 810-10-45, Noncontrolling Interests in Consolidated Financial Statements, the Company classifies controlling interests as a component of equity within the consolidated balance sheets. For the years ended December 31, 2014 and 2013, net income or loss attributable to noncontrolling interests of ($128,783) and $4,956, respectively, is included in the Company’s net loss.

Annex D - 8

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S generally accepted accounting principles (“GAAP”) and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”). It is management's opinion, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. These estimates include, but are not limited to, management’s estimate of provisions required for non-collectible accounts receivable, obsolete or slow-moving inventory, and determination of the fair value of stock awards issued. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash equivalents are carried at cost, which approximates market value. For purposes of the Consolidated Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. At December 31, 2014 and 2013, the Company had no cash equivalents.

Inventory

Inventory is stated at the lower of cost or market. Inventory cost is determined by specific identification on a first in first out basis, and provisions are made to reduce slow-moving, obsolete, or unusable inventories to their estimated useful or scrap values.

Property and Equipment and Long-Lived Assets

Property and equipment is stated at cost. Depreciation on property and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from five to twenty eight years.

Financial Accounting Standards Board (FASB) Codification Topic 360 “Property, Plant and Equipment” (ASC 360), requires that long-lived assets and certain identifiable intangibles held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The application of ASC 360 has not materially affected the Company’s reported earnings, financial condition or cash flows.

There were no impairment charges for the years ended December 31, 2014 and 2013, respectively.

Advertising Expense

The Company expenses advertising costs, as incurred. Advertising expenses for the years ended December 31, 2014 and 2013 are included in other general and administrative costs.

Annex D - 9

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Software Costs

The Company accounts for software development costs in accordance with ASC 985.730, Software Research and Development, and ASC 985-20, Costs of Software to be Sold, Leased or Marketed. ASC 985-20 requires that costs related to the development of the Company’s products be capitalized as an asset when incurred subsequent to the point at which technological feasibility of the enhancement is established. ASC 985-20 specifies that “technological feasibility” can only be established by the completion of a “detailed program design” or if no such design is prepared, upon the completion of a “working model” of the software. The Company’s development process does not include a detailed program design. Management believes that such a design could be produced in the early stages of development but would entail significant wasted expense and delay. Consequently, ASC 985-20 requires the development costs to be recorded as an expense until the completion of a “working model”. In the Company’s case, the completion of a working model does not occur until shortly before the time when the software is ready for sale.

Research and Development Costs

Research and development costs incurred after completion of development of a product are expensed as incurred. Research and development costs are included in cost of sales for the years ended December 31, 2014 and 2013.

Subsequent Events

Subsequent events are evaluated through the date the consolidated financial statements were issued.

Intangible Assets

Intangible assets with definite useful lives are stated at cost less accumulated amortization. Intangible assets capitalized as of December 31, 2014 and 2013 represent the valuation of the Company-owned patents and customer lists. These intangible assets are being amortized on a straight-line basis over their estimated average useful lives of thirteen and a half years for the patents and three years for the customer lists. Expenditures on intangible assets through the Company’s filing of patent and trademark protection for Company-owned inventions are expensed as incurred.

Shipping and Handling Costs

The Company reports shipping and handling revenues and their associated costs in revenue and cost of revenue, respectively. Shipping revenues and costs for the years ended December 31, 2014 and 2013 were nominal and included in cost of goods sold.

Annex D - 10

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Revenue Recognition

In regards to product revenue, product revenue primarily consists of the sale of electronic hardware, recycled plastics products, and recycled furniture. These subsidiaries recognize revenue when the following criteria have been met:

Evidence of an arrangement exists. The Company considers a customer purchase order, service agreement, contract, or equivalent document to be evidence of an arrangement.

Delivery has occurred. The Company’s standard transfer terms are free on board (FOB) shipping point. Thus, delivery is considered to have occurred when title and risk of loss have passed to the customer at the time of shipment.

The fee is fixed or determinable. The Company considers the fee to be fixed or determinable if the fee is not subject to refund or adjustment and payment terms are standard, which is generally 30-60 days.

Collection is deemed reasonably assured. Collection is deemed reasonably assured if it is expected that the customer will be able to pay amounts under the arrangement as payments become due. If it is determined that collection is not reasonably assured, then revenue is deferred and recognized upon cash collection.

The Company for its software revenue will recognize revenues in accordance with ASC 985-605, Software Revenue Recognition.

Revenue from software license agreements is recognized when persuasive evidence of an agreement exists, delivery of the software has occurred, the fee is fixed or determinable, and collectability is probable. In software arrangements that include more than one element, the Company allocates the total arrangement fee among the elements based on the relative fair value of each of the elements.

License revenue allocated to software products generally is recognized upon delivery of the products or deferred and recognized in future periods to the extent that an arrangement includes one or more elements to be delivered at a future date and for which fair values have not been established. Revenue allocated to maintenance agreements is recognized ratably over the maintenance term and revenue allocated to training and other service elements is recognized as the services are performed. If evidence of fair value does not exist for all elements of a license agreement and post customer support (PCS) is the only undelivered element, then all revenue for the license arrangement is recognized ratably over the term of the agreement as license revenue. If evidence of fair value of all undelivered PCS elements exists but evidence does not exist for one or more delivered elements, then revenue is recognized using the residual method. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the arrangement fee is recognized as revenue.

Cost of license revenue primarily includes product, delivery, and royalty costs. Cost of maintenance and service revenue consists primarily of labor costs for engineers performing implementation services, technical support, and training personnel as well as facilities and equipment costs.

The Company enters into arrangements that can include various combinations of software, services, and hardware. Where elements are delivered over different periods of time, and when allowed under U.S. GAAP, revenue is allocated to the respective elements based on their relative selling prices at the inception of the arrangement, and revenue is recognized as each element is delivered. The Company uses a hierarchy to determine the fair value to be used for allocating revenue to elements: (i) vendor-specific objective evidence of fair value (“VSOE”), (ii) third-party evidence, and (iii) best estimate of selling price (“ESP”). For software elements, the Company follows the industry specific software guidance which only allows for the use of VSOE in establishing fair value. Generally, VSOE is the price charged when the deliverable is sold separately or the price established by management for a product that is not yet sold if it is probable that the price will not change before introduction into the marketplace.

Annex D - 11

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

ESPs are established as best estimates of what the selling prices would be if the deliverables were sold regularly on a stand-alone basis. The process for determining ESPs requires judgment and considers multiple factors that may vary over time depending upon the unique facts and circumstances related to each deliverable.

When the arrangement with a customer includes significant production, modification, or customization of the software, we recognize the related revenue using the percentage-of-completion method in accordance with the accounting guidance and certain production-type contracts contained in ASC 605-35, Construction-Type and Production-Type Contracts.  We use the percentage of completion method provided all of the following conditions exist:

●	the contract includes provisions that clearly specify the enforceable rights regarding goods or services to be provided and received by the parties, the consideration to be exchanged and the manner and terms of settlement;
●	the customer can be expected to satisfy its obligations under the contract;
●	the Company can be expected to perform its contractual obligations; and
●	reliable estimates of progress towards completion can be made.

We measure completion based on achieving milestones detailed in the agreements with the customers. Costs of providing services, including services accounted for in accordance with ASC 605-35, are expensed as incurred.

Accounts Receivable and Concentration of Credit Risk

The Company considers accounts receivable, net of allowance for returns, to be fully collectible. The allowance is based on management’s estimate of the overall collectability of accounts receivable, considering historical losses and economic conditions. Based on these same factors, individual accounts are charged off against the allowance when management determines those individual accounts are uncollectible. Credit extended to customers is generally uncollateralized. Past-due status is based on contractual terms.

Uncertain Tax Positions

The Company follows ASC 740-10, “Accounting for Uncertainty in Income Taxes” (“ASC 740-10”). This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. ASC 740-10 is effective for fiscal years beginning after December 15, 2006. Management has adopted ASC 740-10 and they evaluate their tax positions on an annual basis. The Company’s policy is to recognize both interest and penalties related to unrecognized tax benefits expected to result in payment of cash within one year are classified as accrued liabilities, while those expected beyond one year are classified as other liabilities. The Company has not recorded any interest or penalties since its inception.

The Company files income tax returns in the U.S. federal tax jurisdiction and various state tax jurisdictions. The federal and state income tax returns of the Company are subject to examination by the IRS and state taxing authorities, generally for three years after they were filed.

Stock-Based Compensation

In 2011, the Company adopted the provisions of ASC 718-10 “Share Based Payments”. The adoption of this principle had no effect on the Company’s operations.

The Company has elected to use the modified–prospective approach method. Under that transition method, the calculated expense is equivalent to compensation expense for all awards granted prior to, but not yet vested, based on the grant-date fair values. Stock-based compensation expense for all awards granted is based on the grant-date fair values. The Company recognizes these compensation costs, net of an estimated forfeiture rate, on a pro rata basis over the requisite service period of each vesting tranche of each award. The Company considers voluntary termination behavior as well as trends of actual option forfeitures when estimating the forfeiture rate.

Annex D - 12

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

The Company measures compensation expense for its non-employee stock-based compensation under ASC 505-50, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”. The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company’s common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty’s performance is complete. The fair value of the equity instrument is charged directly to expense and additional paid-in capital.

Fair Value of Financial Instruments

Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 825, "Financial Instruments," requires the Company to disclose estimated fair values for its financial instruments. Fair value estimates, methods, and assumptions are set forth below for the Company's financial instruments: The carrying amount of cash, accounts receivable, prepaid and other current assets, accounts payable and accrued expenses, and accounts payable to related parties, approximate fair value because of the short maturity of those instruments.

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

Recoverability of Long-Lived Assets

The Company reviews their recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

Earnings (Loss) Per Share of Common Stock

Basic net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as convertible notes, preferred stock, stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive for periods presented.

Segment Information

The Company follows the provisions of ASC 280-10, “Disclosures about Segments of an Enterprise and Related Information”. This standard requires that companies disclose operating segments based on the manner in which management disaggregates the Company in making internal operating decisions. As of December 31, 2014 and 2013, and for the years ended December 31, 2014 and 2013, the Company operates in three segments. The segments are as follows: product (1), software (2) and consulting/modeling (3). Home office costs in the parent are allocated based on revenue for these periods, however the Company is exploring more appropriate means for allocation for these costs.

Annex D - 13

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

The method for determining what information to report is based on the way management organizes the operating segments within the Company for making operating decisions and assessing financial performance as determined by the Company’s chief financial officer (“CFO”).

The CFO reviews financial information presented on an entity level basis accompanied by disaggregated information about revenues by product type and certain information about geographic regions where appropriate for purposes of making operating decisions and assessing financial performance. The entity level financial information is identical to the information presented in the accompanying consolidated statements of operations.

December 31, 2014	1	2	3	Total
Segmented Operating Revenues	$4,292,435	$133,688	$1,505,970	$5,932,093
Total Cost of Revenues	5,079,333	196,536	801,288	6,077,157
Gross Profit (Loss)	(786,898)	(62,848)	704,682	(145,064)
Total Operating Expenses Net of Depreciation and Amortization, and Other (Income) Loss	2,885,767	4,610,219	2,281,691	9,777,677
Depreciation and Amortization Other (Income) Loss (including Discontinued Operations)	3,293,314	337,011	710,919	4,341,244
Net Income (Loss) Applicable to Common Shares	(6,965,979)	(5,010,078)	(2,287,928)	(14,263,985)
Non-controlling interest	-	-	128,783	128,783
Net Income (Loss) – Controlling Interest	$(6,965,979)	$(5,010,078)	$(2,159,145)	$(14,135,202)
Segmented Assets
Property and equipment	$38,854	$295,154	$128,683	$462,691
Intangible assets	$713,701	$942,392	$247,812	$1,903,905

Annex D - 14

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

December 31, 2013	1	2	3	Total
Segmented Operating Revenues	$865,297	$137,810	$367,582	$1,370,689
Total Cost of Revenues	1,023,029	137,118	359,355	1,519,502
Gross Profit (Loss)	(157,732)	692	8,227	(148,813)
Total Operating Expenses Net of Depreciation and Amortization, and Other (Income) Loss	3,787,827	1,996,819	1,680,091	7,464,737
Depreciation and Amortization Other (Income) Loss (including Discontinued Operations)	1,896,712	198,763	531,001	2,626,476
Net Income (Loss) Applicable to Common Shares	(5,842,271)	(2,194,890)	(2,202,865)	(10,240,026)
Non-controlling interest	-	-	(4,956)	(4,956)
Net Income (Loss) – Controlling Interest	($5,842,271)	($2,194,890)	($2,207,821)	($10,244,982)
Segmented Assets
Property and equipment	$78,630	$453,292	$45,500	$577,422
Intangible assets	$1,457,138	$1,218,960	$624,487	$3,300,585

Fair Value Measurements

In September 2006, ASC issued 820, “Fair Value Measurements”. ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is encouraged. The adoption of ASC 820 is not expected to have a material impact on the consolidated financial statements.

ASC 820 classifies these inputs into the following hierarchy:

Level 1 inputs: Quoted prices for identical instruments in active markets.

Level 2 inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 inputs: Instruments with primarily unobservable value drivers.

Annex D - 15

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Recent Issued Accounting Standards

In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-02 (ASU 2015-02) "Consolidation (Topic 810): Amendments to the Consolidation Analysis." ASU 2015-02 changes the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities. It is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. We are currently in the process of evaluating the impact of the adoption of ASU 2015-02 on our consolidated financial statements.

In November 2014, the FASB issued ASU No. 2014-17, “Business Combination.” The provisions of ASU No. 2014-17 require management to determining whether and at what threshold an acquiree (acquired entity) can reflect the acquirer’s accounting and reporting basis (pushdown accounting) in its separate financial statements. Since neither unit of this business combination is in the development stage, nor had recognizable revenues during this period the application of push down accounting would not be of significant value to the readers of these consolidated financial statements.  The Company has not elected to apply pushdown accounting in its separate financial statements upon occurrence of this event.

During August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements—Going Concern.” The provisions of ASU No. 2014-15 require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The amendments in this ASU are effective for the annual period ending after December 15, 2016, and for annual periods and interim periods thereafter. The Company is currently assessing the impact of this ASU on the Company’s consolidated financial statements.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers” (Topic 606) (ASU 2014-09), which supersedes the revenue recognition requirements in ASC Topic 605, “Revenue Recognition”, and most industry-specific guidance. ASU 2014-09 is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.  ASU 2014-09 also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract.  The amendments in ASU 2014-09 will be applied using one of two retrospective methods. The effective date will be the first quarter of our fiscal year ended December 31, 2018. We have not determined the potential effects on our financial statements.

There were other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Going Concern

The Company commenced operations in 2011, and has experienced typical start-up costs and losses from operations resulting in an accumulated deficit of $26,084,616 since inception. The accumulated deficit as well as recurring losses of $14,135,202 and $10,244,982 for the years ended December 31, 2014 and 2013, and the working capital deficit of $6,636,882 as of December 31, 2014, have resulted in the uncertainty of the Company to continue as a going concern.

Annex D - 16

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

These consolidated financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable period of time.

The Company plans to raise additional capital to carry out its business plan. The Company’s ability to raise additional capital through future equity and debt securities issuances is unknown. Obtaining additional financing, the successful development of the Company’s contemplated plan of operations, ultimately, to profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raises substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements of the Company do not include any adjustments that may result from the outcome of the uncertainties.

NOTE 2: INVENTORY

Inventory, net of reserves, consisted of the following as of December 31, 2014 and 2013:

	December 31, 2014	December 31, 2013
Inventory	$1,494,843	$1,587,378
Inventory Reserves	(592,077)	(592,077)
Total	$902,766	$995,301

NOTE 3: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of December 31, 2014 and 2013:

	December 31, 2014	December 31, 2013
Furniture and fixtures	$110,191	$71,305
Computers and software costs	359,197	227,875
Plant machinery and equipment	442,564	415,614
Leasehold improvements	5,543	5,543
Total	917,495	720,337
Accumulated depreciation	(454,804)	(142,915)
Net property and equipment	$462,691	$577,422

Depreciation expense for the years ended December 31, 2014 and 2013 was $311,889 and $139,862, respectively. There was no impairment on these assets for this two year period.

Annex D - 17

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

NOTE 4: INTANGIBLE ASSETS

The following is a summary of intangible assets as of December 31, 2014 and 2013:

	December 31, 2014	December 31, 2013
Customer lists	$3,965,000	$3,965,000
Patents	1,012,672	1,012,672
Total Intangible Assets	4,977,672	4,977,672
Accumulated Amortization	3,073,767	1,677,087
Intangible Assets, net	$1,903,905	$3,300,585

Amortization expense for the years ended December 31, 2014 and 2013 was $1,396,680 and $1,346,671, respectively. There was no impairment on these assets for this two year period.

NOTE 5: LONG-TERM DEBT – RELATED PARTIES

The following is a summary of long-term debt – related parties as of December 31, 2014 and 2013:

		December 31, 2014	December 31, 2013
Promissory notes – shareholders	(a)	$-	$1,100,000
Promissory note – Hagood	(b)	411,696	200,000
Promissory note – May #1	(c)	226,684	1,702,618
Promissory note – May #2	(d)	2,500,000	-
Note payable – various	(e)	800,000	-
Note payable –SA Concepts	(f)	74,000	-
Note payable – Goldenhawk	(g)	3,674,114	-
Note payable - other	(h)	1,600,000	-
Total		9,286,494	3,002,618
Less: current portion		(6,175,857)	(1,300,000)
Long-term debt – related parties		$3,110,637	$1,702,618

Annex D - 18

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Long-term debt – related parties maturities for each of the next two years are as follows:

Year ending December 31, 2015	$6,175,857
Year ending December 31, 2016	3,110,637
$9,286,494

(a)	Note payable to shareholders commencing July 22, 2013 at an interest rate of 10% for 60 days maturing September 22, 2013, secured by the fixed and intangible assets of Intelleflex. The principal balance of $1,100,000 remained outstanding accruing interest at the rate of 10% for every 60 day period through November 16, 2014. On November 16, 2014 these notes along with accrued interest in the amount of $907,500, as well as $1,173,652 and accrued interest of $492,962 (see note (c)) were grouped into a new debt with a related company “Goldenhawk” referred to in (g).

(b)	Unsecured note payable to former owner bearing interest at 5% per annum, with monthly principal and interest payments beginning in November 2014, maturing in November 2016.

(c)	Note payable to a related party that in 2013 and 2014 was accruing interest at the rate of 10% for every 60 day period through November 16, 2014. On November 16, 2014, the then outstanding principal of $1,173,652 and the accrued interest of $492,962 were combined with the outstanding balances of other shareholder notes in the principal amount of $1,100,000 and accrued interest of $907,500 (see note (a)) to create a new note with a related company “Goldenhawk” referred to in (g). The new note payable from November 17, 2014 through December 31, 2014 is an unsecured note bearing interest at an annual rate of 6% per annum and is unsecured, maturing in November 2015. On November 30, 2015, after monthly payments were being made, and additional amounts funded in March 2015 and May 2015 totaling $600,000, the Company along with the $2,500,000 (d below), combined these amounts into a new one year promissory note in the amount of $3,197,437 due November 30, 2016.

(d)	Unsecured note payable with former shareholder of SA Concepts, bearing interest at 6% per annum. Quarterly interest payments are due commencing February 2015, with the note maturing in November 2015. Note is the result of the value of the 10,000,000 Class A Common Shares re-acquired on November 16, 2014 from the CEO in an effort to raise capital without further dilution to the current shareholders. See (c) above for details on the extension of this note.

(e)	Various related party unsecured notes bearing interest at 10% per annum. Notes were to mature in January 2015, however were extended through August 2015 and fully paid off by August 2015.

(f)	Note payable to SA Concepts upon sale of that Company on November 16, 2014. Original principal amount of $100,000. Note matured in March 2015 at which time it was paid off and there is no interest charged on this note.

(g)	As noted in (a) and (c) above, this note commenced on November 16, 2014 as the result of the combination of two separate notes and accrued interest on those respective notes. Commencing November 16, 2014, this new note bears interest at the rate of 6% per annum, unsecured, with quarterly interest payments due commencing February 2015 and the note maturing in November 2015. Interest on this note was paid for the first 6 months, then the accrued interest was added to the principal and a new note was entered into on November 18, 2015, for a period of one-year, now due November 18, 2016 in the amount of $3,784,337.

(h)	Unsecured advances from a related party (Goldenhawk #2). There is no maturity on these advances and they are due on demand.

Interest expense on the long-term debt – related parties for the years ended December 31, 2014 and 2013 were $1,235,630 and $574,365, respectively.

Annex D - 19

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

NOTE 6: NOTE PAYABLE - BANK

The Company’s former subsidiary, SA Concepts, had a note payable with a bank that was due November 2014 at 5.5% interest per annum. This note was extended to February 2016 and was paid off in October 2015. The note was transferred to the Company upon sale of SA Concepts. The note was secured by the property of the Company. The balance of this note at December 31, 2014 and 2013 was $250,000.

NOTE 7: LONG-TERM DEBT

The following is a summary of long-term debt as of December 31, 2014 and 2013:

		December 31, 2014	December 31, 2013
Note payable – Celtic Bank	(a)	$198,356	$224,394
Note payable – B&B Merritt	(b)	3,000,000	-
Total		3,198,356	224,394
Less: current portion		(3,027,424)	(26,038)
Long-term debt		$170,932	$198,356

Long-term debt maturities for each of the next five years are as follows:

Year ending December 31, 2015	$3,027,424
Year ending December 31, 2016	28,899
Year ending December 31, 2017	30,454
Year ending December 31, 2018	32,091
Year ending December 31, 2019	33,817
Thereafter	45,671
$3,198,356

(a)	Fifteen year note payable dated July 11, 2007 in the original principal amount of $1,250,000 with a bank guaranteed by the U.S. Small Business Administration with Pioneer Plastics, LLC (subsidiary of the Company), prior to the acquisition of Pioneer by the Company. Note accrues interest at the Prime Rate plus 2% (Prime rate 3.25% plus 2% for both December 31, 2014 and 2013). This note contains guarantees and first and second perfected security interests in personal property.

(b)	Note payable bearing interest at the rate of 10% per annum, unsecured, with quarterly interest payments commencing in January 2015, with the note maturing in October 2016. Upon maturity or anytime prior, so long as the Company has not exercised its right to prepay this note, the lender can exercise its option to convert this note to equity in the Company, with 30 day advance written notice, and acquire up to 3,000,000 unrestricted Class A Common Shares of the Company at $1.00 per share. The principal amount along with any accrued interest thereon, if converted to equity shall be deemed fully paid. As of December 31, 2014, no conversions of this debt have occurred. There was no bifurcation of the conversion option as the conversion is deemed to be conventional in nature.

Annex D - 20

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Interest expense on the long-term debt for the years ended December 31, 2014 and 2013 were $11,146 and $11,781, respectively.

NOTE 8: STOCKHOLDERS’ EQUITY (DEFICIT)

On November 28, 2011, the Company was formed with three series’ of common stock authorizing a total of 50,000,000 shares as follows:

Series A General Common Shares – 38,000,000 authorized shares

Series B Common Shares – 10,000,000 authorized shares

Series C Common Shares – 2, 000,000 authorized shares

On April 29, 2013, the Certificate of Incorporation was amended to increase the authorized shares to 58,000,000 shares, designating a Series D Common Shares with an authorized limit of 8,000,000 shares.

On November 1, 2014, the Certificate of Incorporation was amended a second time to increase the authorized shares to 61,000,000 shares, increasing the Series C Common Shares authorized from 2,000,000 shares to 5,000,000 shares.

Series A General Common Shares (“Series A Stock”) and Treasury Stock

The Series A Stock was incorporated with 38,000,000 shares authorized with a par value of $0.01.

Each share of Series A Stock represents the right to one (1) vote on all issues presented to shareholders for a vote. Series A shareholders will not have any cumulative voting rights.

Holders of Series A Stock shall be entitled to receive a dividend, if, when and as authorized and declared by the Board of Directors, out of assets of the Corporation legally available therefore.

Upon the voluntary or involuntary dissolution, liquidation or winding up on the affairs of the Corporation, after the payment in full of its debts and other liabilities, the remaining Corporation assets are to be distributed pro rata among the holders of the common stock.

All 38,000,000 shares of authorized Series A Stock were issued to the founders of the Company at par ($380,000) for services rendered to the Company in the start-up phase. As of December 31, 2014 and 2013, the 38,000,000 shares are issued, and there are 24,600,000 and 34,500,000 shares outstanding at December 31, 2014 and 2013, respectively.

The 13,400,000 and 3,500,000 share difference between issued shares and outstanding shares represent treasury stock. At various times in 2013 through 2014, the Company repurchased shares in various transactions, and re-issued some of these shares in other acquisitions of companies as well as for services rendered. The treasury stock is calculated at cost, and the value of the treasury stock at December 31, 2014 and 2013 are $3,513,663 and $993,467, respectively.

Series B Common Shares (“Series B Stock”)

The Series B Stock was incorporated with 10,000,000 shares authorized with a par value of $0.01.

Every fifty (50) shares of Series B Stock represents the right to one (1) vote on all issues presented to shareholders for a vote. Series B shareholders will not have any cumulative voting rights.

Holders of Series B Stock shall be entitled to receive a dividend, if, when and as authorized and declared by the Board of Directors, out of assets of the Corporation legally available therefore.

Annex D - 21

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Upon the voluntary or involuntary dissolution, liquidation or winding up on the affairs of the Corporation, after the payment in full of its debts and other liabilities, the remaining Corporation assets are to be distributed pro rata among the holders of the common stock.

The Company issued 8,862,400 shares of Series B Stock in 2012 for $8,341,684. Of this amount the Company had a subscription receivable in the amount of $885,000 that was received in 2013. Additionally, in 2013, the Company issued 1,000,000 shares of Series B Stock for services valued at $800,000.

As of December 31, 2014 and 2013, the Company has 9,862,400 shares issued and outstanding.

Series C Common Shares (“Series C Stock”)

The Series C Stock was incorporated with 2,000,000 shares authorized with a par value of $0.01. On November 1, 2014, the Certificate of Incorporation was amended a second time to increase the authorized shares of the Series C Stock from 2,000,000 shares to 5,000,000 shares.

The Series C stockholders will have no voting rights.

Holders of Series C Stock shall be entitled to receive a dividend, if, when and as authorized and declared by the Board of Directors, out of assets of the Corporation legally available therefore.

Upon the voluntary or involuntary dissolution, liquidation or winding up on the affairs of the Corporation, after the payment in full of its debts and other liabilities, the remaining Corporation assets are to be distributed pro rata among the holders of the common stock.

In 2013, the Company issued 2,000,000 shares of Series C Stock for services rendered valued at $2,500,000, in 2014, the Company issued 1,350,000 shares of Series C Stock for services rendered valued at $1,687,500, and in 2015, the Company issued 225,000 shares of Series C Stock for services rendered valued at $281,250.

As of December 31, 2014 and 2013, the Company has 3,350,000 and 2,000,000 shares issued and outstanding.

As noted below, the Company also granted 693,000 Series C Stock Options in 2014. These stock options vest over a three-year period. Stock based compensation recorded in 2014 for these options were $192,214 and recorded as additional paid in capital.

Series D Common Shares (“Series D Stock”)

On April 29, 2013, the Certificate of Incorporation was amended to designate a new class of shares, Series D Stock with authorized shares of 8,000,000 shares.

The Series D Stock has a par value of $0.01.

Every fifty (50) shares of Series D Stock represents the right to one (1) vote on all issues presented to shareholders for a vote. Series B shareholders will not have any cumulative voting rights.

Holders of Series D Stock shall be entitled to receive a dividend, if, when and as authorized and declared by the Board of Directors, out of assets of the Corporation legally available therefore.

Upon the voluntary or involuntary dissolution, liquidation or winding up on the affairs of the Corporation, after the payment in full of its debts and other liabilities, the remaining Corporation assets are to be distributed pro rata among the holders of the common stock.

Annex D - 22

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

The Company issued 1,779,200 shares of Series D Stock in 2013 for $1,875,799. Additionally, in 2014, the Company issued 4,667,361 shares for $5,372,900 of which $31,250 is reflected as a subscription receivable and was collected in February 2015, and an additional 1,000,000 shares of Series D Stock for services valued at $1,250,000.

As of December 31, 2014 and 2013, the Company has 7,446,561 and 1,779,200 shares issued and outstanding.

Series C Stock Options (“Series C Stock Options”)

On February 16, 2013, the Board of Directors approved the EcoArk, Inc. 2013 Stock Option Plan (the “Plan”).

The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business. The Plan is expected to contribute to the attainment of these objectives by offering employees, directors and consultants the opportunity to acquire stock ownership interests in the Company, and other rights with respect to stock of the Company, and to thereby provide them with incentives to put forth maximum efforts for the success of the Company.

Awards under the Plan may only be granted in the form of nonstatutory stock options (“Options”) to purchase the Company's Series C Stock. The Company does not plan to register the Series C Stock under applicable securities laws and certificates evidencing shares of Series C Stock issued upon exercise may contain a legend restricting transfer thereof.

The maximum shares to be issued under the Plan is 5,000,000.

In May 2014, the Company granted 693,000 Series C Stock Options to various employees and consultants of the Company. The Series C Stock Options have a term of 10 years, and the Series C Stock Options vest over a three-year period as follows: 25% immediately; 25% on the first anniversary date; 25% on the second anniversary date; and 25% on the third anniversary date.

Management valued the Series C Stock Options utilizing the Black-Scholes Method, with the following criteria: stock price - $1.25; exercise price - $1.25; expected term – 10 years; discount rate – 0.25%; and volatility – 100%.

The Company records stock based compensation in accordance with ASC 718, and has recorded stock based compensation of $192,214 for the year ended December 31, 2014. There was no stock based compensation for 2013.

NOTE 9: ACQUISITIONS

SA Concepts

On June 11, 2013, the Company, entered into a Stock Purchase Agreement (the “SPA”) with Sustainable Aerodynamic Concepts pursuant to which the Company issued from its shares held in Class A Stock 1,500,000 shares to three individuals valued at $425,771 to acquire 100% of SA Concepts. The Company sold this entity in November 2014. The acquisition was accounted for as a purchase of a business under ASC 805.

The allocation of the purchase price is as follows

Other assets	$38,337
Intangible assets	387,434
Total non-cash asset purchase	$425,771
Stock issued for purchase out of treasury shares	$425,771
Total non-cash consideration	$425,771

The $387,434 of intangible assets were impaired in 2013 as it was determined to not have any value as of December 31, 2013.

Annex D - 23

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Intelleflex Corporation

On September 19, 2013, the Company acquired Intelleflex Corporation. The acquisition was accounted for as a purchase of a business under ASC 805.

The allocation of the purchase price is as follows

Cash	$781,872
Inventory	988,157
Prepaid expenses and other assets	209,550
Fixed assets	510,079
Intangible assets	1,012,672
Accounts payable and other liabilities	(1,010,357)
Total	$2,491,973
Cash	$1,300,000
Retirement of debt	1,191,973
Total consideration	$2,491,973

The intangible assets represent acquired patents that were independently valued. The remaining useful life of these patents are 13.5 years as of the date purchased.

NOTE 10: COMMITMENTS

Operating Leases

The Company leases many of its operating and office facilities for various terms under long-term, non-cancelable operating lease agreements. These leases expire at various dates through 2018. Rent expense was approximately $415,000 and $265,000 for the years ended December 31, 2014 and 2013. The following is a schedule of future minimum lease payments required under the operating leases:

Years ending December 31:

2015	$278,994
2016	283,773
2017	95,750
2018	68,032

NOTE 11: DISCONTINUED OPERATIONS

SA Concepts

In November 2014, the Company sold its subsidiary, SA Concepts. In the sale, the Company sold the net assets back to an original shareholder of SA Concepts for his return of 2,000,000 Class A shares of stock. The value of the treasury stock in this transaction of $616,276 was equal to the value of the net assets of SA Concepts sold. Therefore, there was no gain or loss attributable to the disposal of this subsidiary. The operations of SA Concepts for the years ended December 31, 2014 and 2013 are reflected as loss from discontinued operations in the consolidated statements of operations in accordance with ASC 205-50.

Annex D - 24

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

The following table sets forth for the years ended December 31, 2014 and 2013 indicated selected financial data of the Company’s discontinued operations of its SA Concepts subsidiary.

	December 31, 2014	December 31, 2013
Revenues	$379,420	$403,238
Cost of sales	818,291	279,320
Gross profit (loss)	(438,871)	123,918
Operating and other non-operating expenses	1,009,731	(804,896)

Loss from discontinued operations	(1,448,602)	(680,978)
Gain from sale of SA Concepts	-	-
Loss from discontinued operations	$(1,448,602)	$(680,978)

Eco-Southeast LLC

In March 2013, the Company sold its 50% ownership in this subsidiary, Eco Southeast which contained the Company’s plastic manufacturing division. In the sale, the Company sold the net assets back to Sable Manufacturing for the return of 6,500,000 Class A shares of stock. The value of the treasury stock in this transaction of $2,334,320 was equal to the value of the net assets of Southeast sold. Therefore, there was no gain or loss attributable to the disposal of this subsidiary. The operations of Southeast for the period ended December 31, 2013 is reflected as loss from discontinued operations in the consolidated statements of operations in accordance with ASC 205-50.

Annex D - 25

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

The following table sets forth for the years ended December 31, 2014 and 2013 indicated selected financial data of the Company’s discontinued operations of its Southeast subsidiary.

	December 31, 2014	December 31, 2013
Revenues	$-	$997,156
Cost of sales	-	970,202
Gross profit	-	26,954
Operating and other non-operating expenses	-	(6,987)

Gain from discontinued operations	-	19,967
Gain from sale of Southeast	-	-
Gain from discontinued operations	$-	$19,967

NOTE 12: PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the years ended December 31, 2014 and 2013 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to changes in the valuation allowance to fully reserve net deferred tax assets.

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences and carry-forwards are expected to be available to reduce taxable income.  As the achievement of required future taxable income is uncertain, the Company recorded a valuation allowance.

	As of December 31, 2014	As of December 31, 2013
Deferred tax assets:
Net operating loss before non-deductible items	$(25,892,402)	$(11,949,414)
Tax rate	34%	34%
Total deferred tax assets	8,803,417	4,062,801
Less: Valuation allowance	(8,803,417)	(4,062,801)
Net deferred tax assets	$-	$-

As of December 31, 2014, the Company has a net operating loss carry forward of $25,892,402 expiring through 2034. The Company has provided a valuation allowance against the full amount of the deferred tax asset due to management’s uncertainty about its realization. Furthermore, the net operating loss carry forward may be subject to further limitation pursuant to Section 382 of the Internal Revenue Code. The valuation allowance was increased by $4,740,616 in fiscal year 2014.

Annex D - 26

ECOARK, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

nOTE 13: CONCENTRATIONS

During the years ended December 31, 2014 and 2013, the Company had one major customer comprising 72% and 12% of sales. A major customer is defined as a customer that represents 10% or greater of total sales. Additionally, the Company had two customers as of December 31, 2014 and 2013 with accounts receivable balances of 54% and 49% of the total accounts receivable. The Company does not believe that the risk associated with these customers will have an adverse effect on the business.

The Company maintained cash balances in excess of the FDIC insured limit in both. The Company does not consider this risk to be material.

nOTE 14: SUBSEQUENT EVENTS

During 2015, the Company issued 225,000 shares of Class C Stock for services rendered valued at $281,250, 750,000 Class C Stock Options, collected the $31,250 subscription receivable from the 25,000 Class D Stock, and re-issued 3,512,417 of the Class A Treasury Shares. The Company re-issued these shares as they were able to raise $6,738,500.

During 2015, the Company was able to extend certain related party notes and repay $874,000 in related party notes.

In October 2015, the Company entered into a letter of intent to be acquired by Magnolia Solar Corp. in a share exchange. Should the Company close on this transaction, they will be reverse merged into Magnolia Solar, Inc. and be considered the accounting acquirer in this transaction. In the exchange, the Company will exchange 100% of their shares for control in Magnolia Solar Corp.

On December 4, 2015, Pioneer entered into an Asset Purchase Agreement with Pinnacle Sourcing, LLC to acquire assets valued at $15,000. The value was for the customer list of Pinnacle Sourcing, LLC. The transaction closed on December 7, 2015.

Annex D - 27

   Annex E

MAGNOLIA SOLAR CORP.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the acquisition of the outstanding common shares of EcoArk Inc. and Subsidiaries., (“EcoArk”) by Magnolia Solar Corp. (“MGLT” and the “Company”) and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements.

EcoArk, an Arkansas corporation entered into a Share Exchange Agreement (the “Exchange Agreement”) with the Company, whereby the Company acquires all of the issued and outstanding shares of common stock of EcoArk in consideration for the issuance of 29,619,500 shares of common stock.

As a result of the transaction effected by the Exchange Agreement, at closing EcoArk becomes a wholly owned subsidiary of the Company.

In addition to the merger of the companies, prior to the merger, MGLT will complete a 1:250 reverse stock split which will reduce the number of currently issued common shares issued and outstanding from 50,336,198 (which includes 6,235,000 shares issued in conversion of stock options and warrants outstanding) to 201,345 common shares. MGLT will also, post-split convert their current $2,400,000 in debt into shares of common stock.

The acquisition of EcoArk is being accounted for as a reverse merger, whereby EcoArk is considered to be the accounting acquirer.

The following unaudited pro forma consolidated statement of operations for years ended December 31, 2015 and 2014 of the Company and EcoArk gives effect to the above as if the transactions had occurred at the beginning of the period. The unaudited pro forma consolidated balance sheet at December 31, 2015 assumes the effects of the above as if this transaction had occurred as of December 31, 2015.

Annex E - 1

MAGNOLIA SOLAR CORP.

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunctions with the Company’s audited financial statements as of and for the year ended December 31, 2015 and 2014 and the unaudited consolidated financial statements of EcoArk as of and for the year ended December 31, 2015 and audited consolidated financial statements of EcoArk as of and for the year ended December 31, 2014.

The unaudited pro forma consolidated financial statements and notes thereto contain  forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of our future results.

Annex E - 2

Magnolia Solar Corp.

Unaudited Proforma Consolidated Balance Sheet
December 31, 2015 ( Dollars in Thousands)

	MGLT	EcoArk					Consolidated
ASSETS
Current Assets:
Cash and cash equivalents	$46	$1,962	F	$10,000		$–	$12,008
Accounts receivable, net of allowance	11	977		–		–	988
Inventories, net of reserves	–	643		–		–	643
Prepaid expenses	–	161		–		–	161
Other current assets	–	138		–		–	138
Total Current Assets	57	3,881		10,000		–	13,938

Fixed Assets:
Property and equipment, net	–	363		–		–	363
Total Fixed Assets	–	363		–		–	363

Non-current Assets:
Intangible assets, net	83	852		–		–	935
Other assets	–	25					25
Total Non-current Assets	83	877		–		–	960

TOTAL ASSETS	$140	$5,121		$10,000		$–	$15,261

	MGLT	EcoArk					Consolidated
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Current portion of long-term debt	$2,400	$3,175	D	$2,400		$–	$3,175
Current portion of long-term debt, related parties	–	1,329		–		–	1,329
Note payable - bank	–	–		–		–	–
Accounts payable	682	1,116		–		–	1,798
Accrued expenses	–	374		–		–	374
Accrued interest	–	40		–		–	40
Total Current Liabilities	3,082	6,034		2,400		–	6,716

Long-Term Liabilities
Long-term debt, net of current portion	–	–		–		–	–
Long-term debt - related parties, net of current portion	–	–		–		–	–
Total Long-Term Liabilities	–	–		–		–	–

TOTAL LIABILITIES	3,082	6,034		2,400		–	6,716

STOCKHOLDERS' EQUITY (DEFICIT)

Total Equity
Common stock (all series)	47	588	A	588	B	6	36
			C	50	D	1
					E	30
					F	2
Additional paid-in capital	3,454	36,164	A	5,855	C	50	46,174
			B	6	D	2,399
			E	30	F	9,998
Accumulated deficit	(6,443)	(36,587)	B	–	A	6,443	(36,587)
Subscription receivable		(55)					(55)
Treasury stock		(928)		–		–	(928)
Non-controlling interest		(95)		–		–	(95)

Total Stockholders' Equity (Deficit)	(2,942)	(913)		6,529		18,929	8,545

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$140	$5,121		$8,929		$18,929	$15,261

Annex E - 3

Magnolia Solar Corp.

Unaudited Proforma Consolidated Statement of Operations
For the Year Ended December 31, 2015 ( Dollars in Thousands, Except per Share)

	MGLT	EcoArk	Adjustments		Consolidated

Net Sales	$160	$7,880	$-	$-	$8,040

Cost of Sales	102	6,882	-	-	6,984

Gross Profit (Loss)	58	998	-	-	1,056

Operating Expenses
Salaries and related expenses	161	3,914	-	-	4,075
Professional fees	150	3,910	-	-	4,060
Other general and administrative expenses	37	1,636	-	-	1,673
Depreciation, amortization and impairment	36	1,226	-	-	1,262

Total operating expenses	384	10,686	-	-	11,070

Total operating income (loss)	(326)	(9,688)	-	-	(10,014)

Other income (loss)	(240)	(785)	-	-	(1,025)

Total income (loss) before income taxes	(566)	(10,473)	-	-	(11,039)

Provision for income taxes	-	-	-	-	-

Net income (loss)	$(566)	$(10,473)	$-	$-	$(11,039)

Non-controlling interest		29			29

Net income (loss) - controlling interest	$(566)	$(10,502)	$-	$-	$(11,068)

Per share, basic and diluted	$(0.01)	$(0.18)			$(0.32)

Weighted average number of common shares outstanding
Basic	42,983	58,688			35,092
Diluted	42,983	58,789			35,092

Annex E - 4

Magnolia Solar Corp.

Unaudited Proforma Consolidated Statement of Operations

For the Year Ended December 31, 2014

	MGLT	EcoArk	Adjustments		Consolidated

Net Sales	$218,270	$5,932,093	$-	$-	$6,150,363

Cost of Sales	135,356	6,077,157	-	-	6,212,513

Gross Profit (Loss)	82,914	(145,064)	-	-	(62,150)

Operating Expenses
Salaries and related expenses	198,800	2,836,305	-	-	3,035,105
Professional fees	138,260	5,310,795	-	-	5,449,055
Other general and administrative expenses	43,629	1,630,577	-	-	1,674,206
Depreciation, amortization and impairment	35,962	1,708,568	-	-	1,744,530

Total operating expenses	416,651	11,486,245	-	-	11,902,896

Total operating income (loss)	(333,737)	(11,631,309)	-	-	(11,965,046)

Other income (loss)	(239,981)	(1,183,274)	-	-	(1,423,255)

Total income (loss) before income taxes	(573,718)	(12,814,583)	-	-	(13,388,301)

Provision for income taxes	-	(800)	-	-	(800)

Net income (loss) from continuing operations	(573,718)	(12,815,383)	-	-	(13,389,101)

Discontinued operations	-	(1,448,602)	-	-	(1,448,602)

Net income (loss)	$(573,718)	$(14,263,985)	$-	$-	$(14,837,703)

Non-controlling interest	-	(128,783)			(128,783)

Net income (loss) - controlling interest	$(573,718)	$(14,135,202)	$-	$-	$(14,708,920)

Per share, basic and diluted	$(0.02)	$(0.26)			$(0.43)

Weighted average number of common shares outstanding
Basic	37,469,963	55,180,281			33,920,845
Diluted	37,469,963	55,180,281			33,920,845

Annex E - 5

MAGNOLIA SOLAR CORP.

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2015

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The acquisition of EcoArk is being accounted for as a reverse merger, whereby EcoArk is considered to be the accounting acquirer.

NOTE B – ADJUSTMENTS

(A)	To eliminate pre-merger deficits of MGLT and shares of EcoArk in accordance with reverse merger.

(B)	To record issuance of shares in conversion of options and warrants.

(C)	To adjust capital accounts for effect of reverse stock split.

(D)	To record conversion of debt of MGLT post-reverse split.

(E)	To record shares to be issued to acquire EcoArk.

(F)	To record issuance of shares in proposed private placement.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING

Pro forma shares outstanding assuming the transaction occurred as of December 31, 2015:

MGLT Weighted Average Shares Outstanding	42,983

Effect of transactions above (other than shares to acquire EcoArk)	(37,511)

Shares issued to acquire EcoArk	29,620

Pro forma shares outstanding	35,092

To record shares issued in proposed private placement ($10,000,000 @ $4 per share)

Annex E - 6